CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

EXHIBIT 10.1

SECOND AMENDMENT TO Credit agreement AND guaranty AND REVENUE INTEREST FINANCING AGREEMENT

This Second Amendment to Credit Agreement and Guaranty and Revenue Interest Financing Agreement (this “Amendment”) is made as of September 5, 2023, by and among IMPEL PHARMACEUTICALS INC., a Delaware corporation, as borrower (“Borrower”), the Lenders party to the Credit Agreement (as defined below) (in their capacities as such, the “Lenders”), the Purchasers party to the Revenue Interest Financing Agreement (as defined below) (in their capacities as such, the “Purchasers”), OAKTREE FUND ADMINISTRATION, LLC, in its separate capacities as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as administrative agent under the Revenue Interest Financing Agreement (in such capacity, the “RIFA Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders party thereto previously entered into that certain Credit Agreement and Guaranty, dated as of March 17, 2022 (including the exhibits and other attachments thereto, as amended by that certain First Amendment, dated as of August 21, 2023, the “Existing Credit Agreement”, and as further amended by this Amendment, the “Credit Agreement”);

WHEREAS, Borrower, Purchasers and the RIFA Agent are parties to the Revenue Interest Financing Agreement, dated as of March 17, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Revenue Interest Financing Agreement”);

WHEREAS, the Borrower has advised the Agent that the Borrower is in breach of Section 10.01 of the Credit Agreement from and after July 19, 2023 (the “Default Date”), as a result of which an Event of Default has occurred and is continuing pursuant to Section 11.01(d) of the Credit Agreement (the “Specified Default”) as of the Default Date;

WHEREAS, upon an Event of Default the Majority Lenders may instruct the Administrative Agent to take certain remedies upon such Event of Default;

WHEREAS, the Borrower is requesting the Majority Lenders and Administrative Agent to forbear from taking such remedies upon the terms and subject to the conditions of this Amendment;

WHEREAS, Majority Lenders and Administrative Agent have agreed to forbear from taking such remedies during the Forbearance Period (as defined below) on the terms and conditions set forth herein;

WHEREAS, the Borrower has requested, and certain of the Lenders have agreed (without waiving the Specified Default), to provide new Tranche A Term Loans in an aggregate principal amount equal to $101,505,257.60, of which (i) $51,445,188.75 shall be deemed made on the Second Amendment Effective Date by the Lenders who hold the “Tranche A-1 Term Loans” (as defined in the Existing Credit Agreement) on a cashless basis pursuant to an exchange whereby each such Lender shall contribute all of such “Tranche A-1 Term Loans” (together with accrued and unpaid interest thereon) to the Borrower in exchange for Tranche A Term Loans on a dollar-for-dollar basis; (ii) $5,000,000 shall be deemed made on the Second Amendment Effective Date by the Lenders holding “Tranche A-1 Term Loans” in payment of the Forbearance Fee described below; (iii) $9,060,068.85 shall be deemed made on the Second Amendment Effective Date by the Lenders who hold “Tranche A-2 Term Loans” (as defined in the Existing Credit Agreement) on a cashless basis pursuant to an exchange whereby each such Lender shall contribute such “Tranche A-2 Term Loans” (together with accrued and unpaid interest thereon) to the Borrower in exchange for Tranche A Term Loans on a dollar-for-dollar basis, as set forth in Section 3 below; and (iv) $36,000,000 shall be deemed made on the Second Amendment Effective Date by the Lenders constituting Purchasers on a cashless basis pursuant to an exchange whereby each Lender, in its capacity as Purchaser, shall contribute its outstanding RIFA Obligations in exchange for the Borrower issuing to it such Purchaser’s Proportionate Share (as defined in the Revenue Interest Financing Agreement) of $36,000,000 in Tranche A Term Loans, as set forth in Section 3 below;

WHEREAS, the Borrower has requested, and certain of the Lenders have agreed (without waiving the Specified Default), to provide new Tranche B Term Loans in an aggregate principal amount equal to $20,020,022.95, of which (i) $17,000,000 shall consist of new money term loan commitments (of which $4,500,000 in principal amount shall be made on the Second Amendment Effective Date); and (ii) $3,020,022.95 shall be deemed made on the Second Amendment Effective Date by the Lenders who hold “Tranche A-2 Term Loans” (as defined in the Existing Credit Agreement) on a cashless basis pursuant to an exchange whereby each such Lender shall contribute such “Tranche A-2 Term Loans” (together with accrued and unpaid interest thereon) to the Borrower in exchange for Tranche B Term Loans on a dollar-for-dollar basis, as set forth in Section 3 below;

WHEREAS, the consummation of the exchange contemplated by Section 3 hereof is a condition precedent to the Lenders’ willingness to provide the Tranche B Term Loans, the forbearance contemplated hereby and the other amendments contemplated hereby; and

WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend the Existing Credit Agreement, and the Borrower, the RIF Agent and the Purchasers have agreed to amend the Revenue Interest Financing Agreement, in each case, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Borrower, the Administrative Agent, the Lenders party hereto, the RIFA Agent and the Purchasers party hereto hereby covenants and agrees as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, on the Second Amendment Effective Date, the Existing Credit Agreement shall be amended as set forth on Exhibit A to this Amendment.

(a) Language inserted into the applicable section of the Existing Credit Agreement is evidenced by bold and underline formatting (indicated textually in the same manner

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as the following example: double underlined text). Language deleted from the applicable section of the Credit Agreement is evidenced by strike-through formatting (indicated textually in the same manner as the following example: ~~stricken text~~);

(b) Schedule 1 to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit B hereto; and

(c) Except the extent specifically set forth in Exhibit A or in Exhibit B, the Exhibits and Schedules to the Credit Agreement are not amended or modified hereby in any respect.

It is agreed that no conforming revisions have been made to the other Loan Documents, and, to the extent that there other revisions to the Loan Documents necessitated by this Agreement, the parties hereto agree to cooperate and make reasonable revisions to such other Loan Documents to reflect the agreements contained in this Amendment. Any references to the Credit Agreement in the other Loan Documents shall mean the Credit Agreement as amended by this Agreement.

3. Exchange.

(a) Subject to the satisfaction of the conditions precedent specified in Section 6 hereof, on the Second Amendment Effective Date:

(i) the Lenders holding “Tranche A-1 Term Loans” (as defined in the Existing Credit Agreement) shall receive $51,445,188.75 in aggregate principal amount of Tranche A Term Loans, and upon receipt thereof, all of such Lender’s “Tranche A-1 Term Loans” shall be deemed automatically contributed to the Borrower in exchange for such Tranche A Term Loans, whereupon such “Tranche A-1 Term Loans” shall be deemed discharged;

(ii) the Lenders holding “Tranche A-2 Term Loans” (as defined in the Existing Credit Agreement) shall receive $9,060,068.85 in aggregate principal amount of Tranche A Term Loans and $3,020,022.95 in aggregate principal amount of Tranche B Term Loans, and upon receipt thereof, all of such Lender’s “Tranche A-2 Term Loans” shall be deemed automatically contributed to the Borrower in exchange for such Tranche A Term Loans and Tranche B Term Loans, as applicable, whereupon such “Tranche A-2 Term Loans” shall be deemed discharged; and

(iii) each of the Purchasers shall receive Tranche A Term Loans in a principal amount equal to such Purchaser’s Proportionate Share (as defined in the Revenue Interest Financing Agreement) of $36,000,000, and upon receipt by each Purchaser of such Tranche A Term Loans, all of the RIFA Obligations under the Revenue Interest Financing Agreement, including the rights to future Revenue Interest Payments and Ex-U.S. Royalty Payments, in favor of the Purchasers shall be deemed automatically contributed to the Borrower in exchange for such Tranche A Term Loans, and upon such

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contribution (i) the RIFA Obligations shall be deemed discharged in full, (ii) all security interests in the Collateral (as defined in the Revenue Interest Financing Agreement) created pursuant to the Revenue Interest Financing Agreement securing the RIFA Obligations shall be automatically released, (iii) the Revenue Interest Financing Agreement shall be deemed terminated in accordance with Section 6.02 thereof (provided that the provisions of Section 6.02, Section 5.03, Section 7.05 and Section 7.18 thereof shall survive such termination) and (iv) the Security Agreement (as defined in the Revenue Interest Financing Agreement) shall be deemed terminated in accordance with Section 20 thereof.

(b) It is the intent of the parties hereto that, after giving effect to the transactions contemplated by this Amendment, including this Section 3, the outstanding Loans and Commitments of the Lenders shall be as set forth in the amended Schedule 1 attached hereto as Exhibit B.

(c) The Borrower agrees that its obligations under the “Tranche A-1 Term Loans” or “Tranche A-2 Term Loans” (each as defined in the Existing Credit Agreement) or under the Revenue Interest Financing Agreement shall be reinstated with full force and effect if at any time on or after the Second Amendment Effective Date, all or any portion of any of the exchanges contemplated by this Section 3 or all or any portion of the Tranche A Term Loans or Tranche B Term Loans issued to the Lenders or Purchasers, as the case may be, pursuant to this Section 3 are voided or rescinded, including in connection the Borrower’s insolvency, bankruptcy or reorganization or otherwise, all as if the transactions contemplated by this Amendment had not occurred.

(d) The Revenue Interest Financing Agreement shall be deemed amended as may be necessary to give effect to the contribution and discharge of the Exchanged RIFA Obligations pursuant to this Section 3.

4. Forbearance.

(a) Notwithstanding anything to the contrary in the Credit Agreement and solely upon the terms and subject to the conditions of this Agreement, from the date hereof until December 31, 2023 (the “Forbearance Period”), the Administrative Agent and Lenders agree to forbear from exercising any of their rights and remedies against the Borrower solely with respect to the occurrence of the Specified Default. Notwithstanding anything to the contrary herein, the Forbearance Period shall terminate automatically and without notice of termination immediately upon the occurrence of any Default or Event of Default (other than the Specified Default).

(b) Upon the expiration or termination of the Forbearance Period, the agreement of the Administrative Agent and Lenders hereunder to forbear from exercising their respective rights and remedies with respect to the Specified Default shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which the Borrower waives. The Borrower agrees that any or all of the Administrative Agent and the Lenders may at any time

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thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, any other Loan Document and/or applicable law, including their respective rights and remedies with respect to the Specified Default.

(c) This Section 4 of this Agreement is limited in nature and nothing contained in this Amendment is intended, or shall be deemed or construed, to (i) constitute a waiver of the Specified Default or any existing or future Defaults or Events of Default (including any Event of Default arising from the Specified Default) or compliance with any term or provision of the Loan Documents or at law or in equity, (ii) establish a custom or course of dealing between the Borrower, on the one hand, and the Administrative Agent and/or any Lenders, on the other hand, or (iii) waive, alter or impair the obligations or any of the rights or remedies of the Administrative Agent or the Lenders under the Loan Documents, at law or in equity.

(d) As consideration for the Lenders entering into this Amendment and providing the forbearance pursuant to this Section 4, the Borrower agrees to pay to the Lenders that hold Tranche A Term Loans, on a ratable basis in accordance with their proportional share of the Tranche A Term Loans, a forbearance fee in the aggregate amount of $5,000,000, which shall be paid in kind and automatically added to the outstanding principal amount of the Tranche A Term Loans on the Second Amendment Effective Date (the “Forbearance Fee”). Such fee shall be deemed fully earned and paid on the Second Amendment Effective Date and shall not be refundable for any reason whatsoever and shall be in addition to any other fees, costs and expenses payable hereunder or pursuant to the Loan Documents. From and after the date hereof, the Forbearance Fee shall constitute principal of the Tranche A Term Loans for all purposes under the Loan Documents. The Borrower and each Obligor acknowledges and agrees that the Forbearance Fee is provided in good and valuable consideration of this Amendment and the forbearance contemplated by this Section 4.

5. Reaffirmation of Loan Documents. The Borrower, as Grantor under the Security Documents, hereby (i) agrees that each of the Loan Documents is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Second Amendment Effective Date, except that, on and after the Second Amendment Effective Date, each reference to “Credit Agreement”, “this Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Existing Credit Agreement as amended by this Amendment and (ii) confirms that the Security Documents and all of the Collateral described therein do, and shall continue to, secure the payment in full and performance of all of the Secured Obligations.

6. Conditions Precedent to Effectiveness. This Amendment shall not be effective unless and until each of the following conditions precedent has been fulfilled to the satisfaction of the Administrative Agent and each of the Lenders party hereto (the date of such fulfillment, the “Second Amendment Effective Date”):

(a) This Amendment shall have been duly executed and delivered to the Administrative Agent by the Borrower and the Lenders, which constitute Majority Lenders;

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(b) The Administrative Agent shall have received, for the benefit of the Lenders, payment of all accrued and unpaid interest on the Loans since the most recent Payment Date through and including the Second Amendment Effective Date (in an amount equal to $1,505,257.60 with respect to the Tranche A Term Loans and $20,022.95 for the Tranche B Term Loans), which interest shall be paid “in kind” by adding and capitalizing such amount to the outstanding principal amount of the Tranche A Term Loans or Tranche B Term Loans, as applicable (and the amount so capitalized shall constitute “principal” for all purposes of the Loan Documents from and after the Second Amendment Effective Date);

(c) The Borrower shall have paid all costs, fees and expenses of the Administrative Agent and the Lenders, including, without limitation, (x) the fees and out-of-pocket expenses of Sullivan & Cromwell LLP, as outside counsel to Administrative Agent and the Oaktree Lenders and (y) the fees out-of-pocket expenses of Paul, Weiss, Rifkind, Wharton & Garrison LLP, as outside counsel to certain other Lenders; provided that the aggregate amount of such expenses obligated to be paid by the Borrower pursuant to this clause (y) shall not exceed $150,000;

(d) The unused portion of the advance payment paid by the Borrower to Sidley Austin LLP shall have been returned to the Borrower (net of $100,000 which may be retained by Sidley Austin LLP as an advance payment);

(e) The representations and warranties in Section 7 of this Amendment, Section 7 of the Credit Agreement and elsewhere in the Loan Documents shall be true, correct and complete in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; provided further that the Specified Default shall be excluded with respect to any representation and warranty;

(f) At the time of and after giving effect to this Amendment, no fact or condition exists that could (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default (other than the Specified Default); and

(g) The Administrative Agent shall have received a duly executed legal opinion of counsel to the Obligors dated as of the Second Amendment Effective Date, in form and substance reasonably acceptable to the Administrative Agent.

(h) The Administrative Agent shall have received from each Obligor (x) a copy of a good standing certificate, dated a date reasonably close to the Second Amendment Effective Date, for each such Person and (y) a certificate, dated as of the Second Amendment Effective Date, duly executed and delivered by such Person’s Responsible Officer, as to:

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(i) resolutions of each such Person’s Board then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by such Person and the Transactions;

(ii) the incumbency and signatures of Responsible Officers authorized to execute and deliver each Loan Document to be executed by such Person; and

(iii) the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates shall be in form and substance reasonably satisfactory to the Administrative Agent and upon which the Administrative Agent and the Lenders may conclusively rely until they shall have received a further certificate of the Responsible Officer of any such Person cancelling or amending the prior certificate of such Person.

(i) The Administrative Agent shall have received a Borrowing Notice as required pursuant to Section 2.02 of the Credit Agreement.

(j) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, such other documents, instruments and agreements as are reasonably requested by the Administrative Agent and the Lenders.

(k) Each Lender holding Tranche B Term Loans or Tranche B Term Loan Commitments as of the Second Amendment Effective Date shall have received warrants, substantially in the form attached to the Credit Agreement as Exhibit O, duly executed and delivered by the Borrower, exercisable for the number of shares of common stock of the Borrower set forth on Schedule 3 to the Credit Agreement across from such Lender’s name under the column labelled “Second Amendment Effective Date Warrants”.

7. Representations and Warranties. The Borrower hereby represents and warrants:

(a) The execution, delivery and performance by the Borrower of this Amendment and the documents, instruments and agreements executed in connection herewith (collectively, the “Amendment Documents”), the Borrower’s consummation of the transactions contemplated by the Amendment Documents and performance under the Amendment Documents do not and will not (i) conflict with any of its organizational, constitutional or constituent documents; (ii) contravene, conflict with, constitute a default under or violate any Law except as would not reasonably be expected to have a Material Adverse Effect; (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which it or any of its property or assets may be bound or affected except as would not reasonably be expected to have a Material Adverse Effect; (iv) require any action by, filing, registration, or qualification with, or approval of, any Governmental Authority (except such approval which has already been obtained and is in full force and effect, or the filing of any UCC

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financing statement) except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; or (v) constitute a default under or conflict with any Material Agreement that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(b) This Amendment and the other Amendment Documents have been duly authorized, executed and delivered by the Borrower and constitute legal, valid and binding agreements of the Borrower, enforceable in accordance with their terms (subject, as to enforcement, to (x) the effect of applicable bankruptcy, insolvency, examinership or similar laws affecting the enforcement or creditors’ rights and (y) general principles of equity).

(c) The execution, delivery and performance by the Borrower of the Amendment and the other Amendment Documents executed or to be executed by it is in each case within the Borrower’s powers.

8. Release.

(a) In consideration of this Amendment and agreements of the Administrative Agent, the Lenders, the RIFA Agent and the Purchasers contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower (the “Releasing Party”), on behalf of itself and its successors, assigns and other legal representatives hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent, the Lenders, the RIFA Agent, the Purchasers and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives, in each case solely in their capacities relative to the Lenders and not in any other capacity such party may have relative to the Releasing Party (the Administrative Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Borrower or any of its successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the Second Amendment Effective Date, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder (any of the foregoing, a “Claim” and collectively, the “Claims”). The Releasing Party expressly acknowledges and agrees, with respect to the Claims, that it waives, to the fullest extent permitted by applicable law, any and all provisions, rights and benefits conferred by any applicable U.S. federal or state law, or any principle of U.S. common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 8. Furthermore, the Releasing Party hereby absolutely, unconditionally

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and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and/or discharged by the Releasing Parties pursuant to this Section 8. The foregoing release, covenant and waivers of this Section 8 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment or prepayment of any of the Loans, or the termination of the Credit Agreement, this Amendment, any other Loan Document, the Revenue Interest Financing Agreement or any provision hereof or thereof.

(b) Each Releasing Party understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

9. Fees and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket fees, costs and expenses of the Administrative Agent and the Lenders accrued prior to the Second Amendment Effective Date and all reasonable and documented out-of-pocket fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the preparation, execution and delivery of (i) this Amendment, (ii) any Amendment Documents, other Loan Documents or other post-closing amendments, agreements, arrangements or documentation and (iii) any other instruments and documents to be delivered hereunder or thereunder, including, without limitation, (x) the fees and reasonable and documented out-of-pocket expenses of Sullivan & Cromwell LLP, as outside counsel to Administrative Agent and the Oaktree Lenders, with respect thereto and (y) the fees and reasonable and documented out-of-pocket expenses of Paul, Weiss, as outside counsel to certain other Lenders, with respect thereto; provided that the aggregate amount of such expenses obligated to be paid by the Borrower pursuant to this clause (y) shall not exceed $150,000.

10. Revenue Interest Payment. Notwithstanding the exchange and termination of the Revenue Interest Financing Agreement contemplated by Section 3 above, and in consideration therefor, the Borrower agrees that, on or prior to November 15, 2023, it shall pay to the RIFA Agent, for the account of the Purchasers, an amount equal to the sum of (i) the product of (x) 56.04% multiplied by (y) the Q3 Revenue Interest Amount (as defined below) plus (ii) the product of (x) 15.38% multiplied by (y) 82% multiplied by (z) the Q3 Revenue Interest Amount.

“Q3 Revenue Interest Amount” means the product of 7.75% multiplied by the Included Product Revenues (as defined in the Revenue Interest Financing Agreement as in effect immediately prior to the date hereof) for the fiscal quarter ending September 30, 2023

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For illustrative purposes, if the Included Product Revenues for the fiscal quarter ending September 30, 2023 equals $6,000,000, the amount of the payment required under this Section 10 shall equal $319,229.90.

The amounts payable pursuant to this Section 10 shall constitute Obligations for all purposes under the Credit Agreement and failure to pay such amount on or prior to November 15, 2023 shall constitute an immediate Event of Default under the Loan Documents.

11. Tax Matters. The parties agree that the Tranche B Term Loans are part of an investment unit within the meaning of Section 1273(c)(2) of the Code, which includes the Second Amendment Warrants delivered on the Applicable Funding Date for the Borrowing of such Tranche B Term Loans. For U.S. federal income tax purposes, pursuant to Treasury Regulations § 1.1273-2(h), the Borrower, the Administrative Agent and the Lenders acknowledge that the “issue price” of the Tranche B Term Loans shall be reduced by the fair market value of the Second Amendment Warrants (as such fair market value is determined under such Second Amendment Warrants) delivered on the Applicable Funding Date for the Borrowing of such Tranche B Term Loans. Each of the Borrower, the Administrative Agent and the Lenders agree (i) to use the foregoing issue price and valuation for U.S. federal income tax purposes with respect to the transactions contemplated hereby, and (ii) to prepare and file all Tax returns in a manner consistent with such allocation (in each case, unless otherwise required by applicable Law) and shall not to take any position that is inconsistent with the provision of this Section 11 on any Tax return or in any audit (unless otherwise required by a final determination by the IRS or a court of competent jurisdiction).

12. Miscellaneous.

(a) Except as otherwise expressly provided herein, (i) all provisions of the Credit Agreement and the other Loan Documents remain in full force and effect and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement or any of the Loan Documents. None of the Administrative Agent or any Lender is under any obligation to enter into this Amendment. The entering into of this Amendment by such parties shall not be deemed to limit or hinder any rights of any such party under the Loan Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Borrower, on the other hand, with regard to any provision of the Loan Documents.

(b) This Amendment shall constitute a Loan Document.

(c) This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. An executed facsimile or electronic copy of this Amendment shall be effective for all purposes as an original hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection

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with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(d) This Amendment expresses the entire understanding of the parties with respect to the amendments contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(e) This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and enforced in accordance with, the law of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

(f) Save to the extent expressly provided for in any Loan Document to the contrary, all judicial proceedings (to the extent that the reference requirement of Section 12(g) is not applicable) arising in or under or related to this Amendment may be brought in any state or federal court located in the State of New York. By execution and delivery of this Amendment, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in New York County, State of New York; (b) waives any objection as to jurisdiction or venue in New York County, State of New York; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Amendment. Service of process on any party hereto in any action arising out of or relating to this Amendment shall be effective if given in accordance with the requirements for notice set forth in Section 14.02 of the Credit Agreement, and shall be deemed effective and received as set forth in Section 14.02 of the Credit Agreement. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

(g) Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert Person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF THE BORROWER, ADMINISTRATIVE AGENT AND LENDER SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY THE BORROWER AGAINST ADMINISTRATIVE AGENT, LENDER OR THEIR RESPECTIVE ASSIGNEE

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OR BY ADMINISTRATIVE AGENT, LENDER OR THEIR RESPECTIVE ASSIGNEE AGAINST THE BORROWER. This waiver extends to all such Claims, including Claims that involve Persons other than Administrative Agent, the Borrower and Lender; Claims that arise out of or are in any way connected to the relationship among the Borrower, Administrative Agent and Lender; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement or any other Loan Document.

(h) This Amendment and its contents shall be subject to the indemnification and severability provisions of the Existing Credit Agreement, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

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BORROWER: IMPEL PHARMACEUTICALS INC.

By:	/s/ Adrian Adams
	Name:	Adrian Adams
	Title:	Chief Executive Officer

[Signature Page to Second Amendment]

ADMINISTRATIVE AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/Matthew Stewart Name: Matthew Stewart

Title: Managing Director

By: /s/ Mary Gallegly Name: Mary Gallegly

Title: Managing Director

[Signature Page to Second Amendment]

LENDERS:
OAKTREE-TCDRS STRATEGIC CREDIT, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE-FORREST MULTI-STRATEGY, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

INPRS STRATEGIC CREDIT HOLDINGS, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE GILEAD INVESTMENT FUND AIF (DELAWARE), L.P.
By:	Oaktree Fund AIF Series, L.P. – Series T
Its:	General Partner
By:	Oaktree Fund GP AIF, LLC
Its:	Managing Member
By:	Oaktree Fund GP III, L.P.
Its:	General Partner
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Authorized Signatory
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE SPECIALTY LENDING CORPORATION
By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE STRATEGIC CREDIT FUND
By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE GCP FUND DELAWARE HOLDINGS, L.P.
By:	Oaktree Global Credit Plus Fund GP, L.P.
Its:	General Partner
By:	Oaktree Global Credit Plus Fund GP Ltd.
Its:	General Partner
By:	Oaktree Capital Management, L.P.
Its:	Director
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE DIVERSIFIED INCOME FUND INC.
By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE AZ STRATEGIC LENDING FUND, L.P.
By:	Oaktree AZ Strategic Lending Fund GP, L.P.
Its:	General Partner
By:	Oaktree Fund GP IIA, LLC
Its:	General Partner
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Authorized Signatory
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE LOAN ACQUISITION FUND, L.P.
By:	Oaktree Fund GP IIA, LLC
Its:	General Partner
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Authorized Signatory
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

LENDERS:

OAKTREE LSL FUND HOLDINGS EURRC S.À R.L 26A, boulevard Royal L-2449 Luxembourg, Grand Duchy of Luxembourg R.C.S Luxembourg Number: B269245
By:	/s/ Martin Eckel
Name: Martin Eckel
Title: Manager
By:	/s/ Flora Verrecchia
Name: Flora Verrecchia
Title: Manager

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE LSL FUND DELAWARE HOLDINGS EURRC, L.P.
By:	Oaktree Life Sciences Lending Fund GP, L.P.
Its:	General Partner
By:	Oaktree Life Sciences Lending Fund GP Ltd.
Its:	General Partner
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE PRE LIFE SCIENCES FUND, L.P.
By:	Oaktree Pre Life Sciences Fund GP, L.P.
Its:	General Partner
By:	Oaktree Fund GP IIA, LLC
Its:	General Partner
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Authorized Signatory
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

RIFA AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By: Oaktree Capital Management, L.P. Its: Managing Member

By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

[Signature Page to Second Amendment]

PURCHASERS:
OAKTREE-TCDRS STRATEGIC CREDIT, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE-FORREST MULTI-STRATEGY, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

INPRS STRATEGIC CREDIT HOLDINGS, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE GILEAD INVESTMENT FUND AIF (DELAWARE), L.P.
By:	Oaktree Fund AIF Series, L.P. – Series T
Its:	General Partner
By:	Oaktree Fund GP AIF, LLC
Its:	Managing Member
By:	Oaktree Fund GP III, L.P.
Its:	General Partner
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Authorized Signatory
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE SPECIALTY LENDING CORPORATION
By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE STRATEGIC CREDIT FUND
By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE GCP FUND DELAWARE HOLDINGS, L.P.
By:	Oaktree Global Credit Plus Fund GP, L.P.
Its:	General Partner
By:	Oaktree Global Credit Plus Fund GP Ltd.
Its:	General Partner
By:	Oaktree Capital Management, L.P.
Its:	Director
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE DIVERSIFIED INCOME FUND INC.
By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE AZ STRATEGIC LENDING FUND, L.P.
By:	Oaktree AZ Strategic Lending Fund GP, L.P.
Its:	General Partner
By:	Oaktree Fund GP IIA, LLC
Its:	General Partner
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Authorized Signatory
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE LOAN ACQUISITION FUND, L.P.
By:	Oaktree Fund GP IIA, LLC
Its:	General Partner
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Authorized Signatory
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE LSL FUND HOLDINGS EURRC S.À R.L 26A, boulevard Royal L-2449 Luxembourg, Grand Duchy of Luxembourg R.C.S Luxembourg Number: B269245
By:	/s/ Martin Eckel
Name: Martin Eckel
Title: Manager
By:	/s/ Flora Verrecchia
Name: Flora Verrecchia
Title: Manager

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE LSL FUND DELAWARE HOLDINGS EURRC, L.P.
By:	Oaktree Life Sciences Lending Fund GP, L.P.
Its:	General Partner
By:	Oaktree Life Sciences Lending Fund GP Ltd.
Its:	General Partner
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

OAKTREE PRE LIFE SCIENCES FUND, L.P.
By:	Oaktree Pre Life Sciences Fund GP, L.P.
Its:	General Partner
By:	Oaktree Fund GP IIA, LLC
Its:	General Partner
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member
By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Authorized Signatory
By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Second Amendment]

KKR HEALTH CARE STRATEGIC GROWTH FUND L.P.

By: KKR Associates HCSG L.P.,

Its: General Partner

By: KKR HCSG GP LLC,

Its: General Partner

By: /s/ Ali Satvat

Name: Ali Satvat

Title: Vice President

Address for Notices:

KKR

2800 Sand Hill Road

Suite 200

Menlo Park, California 94025

Attn: Ali Satvat

Email: Ali.Satvat@kkr.com

With a copy to:

Paul, Weiss, Rifkind Wharton & Garrison LLP

1285 6th Avenue

New York, NY 10019

Attn: Sung Pak

Email: spak@paulweiss.com

[Signature Page to Second Amendment]

KKR HCS GROWTH FUND ESC L.P.

By: KKR HCSG GP LLC,

Its: General Partner

By: /s/ Ali Satvat

Name: Ali Satvat

Title: Vice President

Address for Notices:

KKR

2800 Sand Hill Road

Suite 200

Menlo Park, California 94025

Attn: Ali Satvat

Email: Ali.Satvat@kkr.com

With a copy to:

Paul, Weiss, Rifkind Wharton & Garrison LLP

1285 6th Avenue

New York, NY 10019

Attn: Sung Pak

Email: spak@paulweiss.com

[Signature Page to Second Amendment]

4863-8017-3175 v.2

KKR HCS GROWTH FUND SBS L.P.

By: KKR HCSG GP LLC,

Its: General Partner

By: /s/ Ali Satvat

Name: Ali Satvat

Title: Vice President

Address for Notices:

KKR

2800 Sand Hill Road

Suite 200

Menlo Park, California 94025

Attn: Ali Satvat

Email: Ali.Satvat@kkr.com

With a copy to:

Paul, Weiss, Rifkind Wharton & Garrison LLP

1285 6th Avenue

New York, NY 10019

Attn: Sung Pak

Email: spak@paulweiss.com

[Signature Page to Second Amendment]

4863-8017-3175 v.2

EXHIBIT A

CREDIT AGREEMENT AND GUARANTY

dated as of March 17, 2022

and amended on August 21, 2023 and September 5, 2023

by and among

IMPEL PHARMACEUTICALS INC.,

as the Borrower,

THE SUBSIDIARY GUARANTORS FROM TIME TO TIME PARTY HERETO,

as the Guarantors,

THE LENDERS FROM TIME TO TIME PARTY HERETO

as the Lenders, and

OAKTREE FUND ADMINISTRATION, LLC,

as the Administrative Agent

U.S. $121,525,280.55

4871-8492-5047 v.3

TABLE OF CONTENTS

Section 1. DEFINITIONS		1
1.01	Certain Defined Terms	1
1.02	Accounting Terms and Principles	33
1.03	Interpretation	33
1.04	Division	34
Section 2. THE COMMITMENT AND THE LOANS		35
2.01	Loans	35
2.02	Borrowing Procedures	35
2.03	Funding of Borrowings	36
2.04	Notes	36
2.05	Use of Proceeds	36
Section 3. PAYMENTS OF PRINCIPAL AND INTEREST, ETC.		36
3.01	Scheduled Repayments and Prepayments Generally; Application	36
3.02	Interest	36
3.03	Prepayments	37
3.04	Commitment Termination	39
3.05	Exit Fee	39
3.06	Specified Return for Tranche B Term Loans	39
Section 4. PAYMENTS, ETC.		39
4.01	Payments	39
4.02	Computations	41
4.03	Set-Off	41
Section 5. YIELD PROTECTION, TAXES, ETC.		42
5.01	Additional Costs	42
5.02	Illegality	43
5.03	Taxes	43
5.04	Mitigation Obligations	47
5.05	Inability to Determine Rates	47
5.06	Survival	49

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4871-8492-5047 v.6

Section 6. CONDITIONS		49
6.01	Conditions to Closing	49
6.02	Conditions to Disbursements of Tranche B Term Loans	53
Section 7. REPRESENTATIONS AND WARRANTIES		54
7.01	Power and Authority	54
7.02	Authorization; Enforceability	54
7.03	Governmental and Other Approvals; No Conflicts	55
7.04	Financial Statements; Material Adverse Change	55
7.05	Properties	55
7.06	No Actions or Proceedings	58
7.07	Compliance with Laws and Agreements	58
7.08	Taxes	59
7.09	Full Disclosure	59
7.10	Investment Company Act and Margin Stock Regulation	60
7.11	Solvency	60
7.12	Subsidiaries	60
7.13	Indebtedness and Liens	60
7.14	Material Agreements	60
7.15	Restrictive Agreements	60
7.16	Real Property	61
7.17	Pension Matters	61
7.18	Regulatory Approvals	61
7.19	Transactions with Affiliates	63
7.20	OFAC; Anti-Terrorism Laws	63
7.21	Anti-Corruption	63
7.22	Priority of Obligations	63
7.23	Royalty and Other Payments	63
7.24	Non-Competes	64
7.25	Security Interest	64
7.26	Data Privacy	64
Section 8. AFFIRMATIVE COVENANTS		64
8.01	Financial Statements and Other Information	64

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4871-8492-5047 v.6

8.02	Notices of Material Events	67
8.03	Existence	69
8.04	Payment of Obligations	69
8.05	Insurance	69
8.06	Books and Records; Inspection Rights	70
8.07	Compliance with Laws and Other Obligations	70
8.08	Maintenance of Properties, Etc.	71
8.09	Licenses	71
8.10	Use of Proceeds	71
8.11	Certain Obligations Respecting Subsidiaries; Further Assurances	71
8.12	Termination of Non-Permitted Liens	73
8.13	Board Materials	74
8.14	Milestones	74
8.15	Maintenance of Regulatory Approvals, Contracts, Intellectual Property, Etc.	74
8.16	ERISA Compliance	75
8.17	Cash Management	75
8.18	Post-Closing Obligations.	75
8.19	Blocked Account	76
8.20	Equity Financing	77
Section 9. NEGATIVE COVENANTS		77
9.01	Indebtedness	77
9.02	Liens	78
9.03	Fundamental Changes and Acquisitions	80
9.04	Lines of Business	80
9.05	Investments	80
9.06	Restricted Payments	82
9.07	Payments of Indebtedness	83
9.08	Change in Fiscal Year	83
9.09	Sales of Assets, Etc.	83
9.10	Transactions with Affiliates	84
9.11	Restrictive Agreements	85
9.12	Modifications and Terminations of Material Agreements and Organic Documents	85

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4871-8492-5047 v.6

9.13	Outbound Licenses	86
9.14	Sales and Leasebacks	86
9.15	Hazardous Material	86
9.16	Accounting Changes	86
9.17	Compliance with ERISA	86
9.18	Sanctions; Anti-Corruption Use of Proceeds	86
9.19	Payments to Insiders	87
Section 10. FINANCIAL COVENANTS		87
10.01	Minimum Liquidity	87
10.02	Minimum Net Revenue	87
Section 11. EVENTS OF DEFAULT		88
11.01	Events of Default	88
11.02	Remedies	91
11.03	Additional Remedies	92
11.04	Reserved.	92
11.05	Payment of Exit Fee and Tranche B Return Shortfall	92
Section 12. THE ADMINISTRATIVE AGENT		93
12.01	Appointment and Duties	93
12.02	Binding Effect	95
12.03	Use of Discretion	95
12.04	Delegation of Rights and Duties	96
12.05	Reliance and Liability	96
12.06	Administrative Agent Individually	97
12.07	Lender Credit Decision	98
12.08	Expenses; Indemnities	98
12.09	Resignation of the Administrative Agent	98
12.10	Release of Collateral or Guarantors	99
12.11	Additional Secured Parties	100
12.12	Agent May File Proofs of Claim	100
12.13	Acknowledgements of Lenders	101
Section 13. GUARANTY		104
13.01	The Guaranty	104

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4871-8492-5047 v.6

13.02	Obligations Unconditional	104
13.03	Discharge Only Upon Payment in Full	106
13.04	Additional Waivers; General Waivers	106
13.05	Reinstatement	108
13.06	Subrogation	108
13.07	Remedies	108
13.08	Instrument for the Payment of Money	109
13.09	Continuing Guarantee	109
13.10	Contribution with Respect to Guaranteed Obligations	109
13.11	General Limitation on Guarantee Obligations	110
Section 14. MISCELLANEOUS		110
14.01	No Waiver	110
14.02	Notices	110
14.03	Expenses, Indemnification, Etc.	110
14.04	Amendments, Etc.	112
14.05	Successors and Assigns	113
14.06	Survival	116
14.07	Captions	116
14.08	Counterparts, Effectiveness	117
14.09	Governing Law	117
14.10	Jurisdiction, Service of Process and Venue	117
14.11	Waiver of Jury Trial	117
14.12	Waiver of Immunity	118
14.13	Entire Agreement	118
14.14	Severability	118
14.15	No Fiduciary Relationship	118
14.16	Confidentiality	118
14.17	Interest Rate Limitation	119
14.18	Judgment Currency	119
14.19	USA PATRIOT Act	120
14.20	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	120

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4871-8492-5047 v.6

SCHEDULES AND EXHIBITS

Schedule 1 - Loans Schedule

Schedule 2 - Products

Schedule 3 - Second Amendment Warrants

Schedule 4.01 - Illustrative Waterfall

Schedule 7.05(b) - Certain Intellectual Property

Schedule 7.08 - Taxes

Schedule 7.12 - Information Regarding Subsidiaries

Schedule 7.13(a) - Existing Indebtedness

Schedule 7.13(b) - Existing Liens

Schedule 7.14 Material Agreements

Schedule 7.15 - Restrictive Agreements

Schedule 7.16 - Real Property Owned or Leased by Obligors

Schedule 7.17 - Pension Matters

Schedule 7.18(c) - Adverse Findings

Schedule 7.19 - Transactions with Affiliates

Schedule 7.23 - Royalties and Other Payments

Schedule 9.09 - Sale of Assets

Schedule 10.02 - Covenant Net Revenue and Covenant Units Sold

Exhibit A - Form of Note

Exhibit B - Form of Borrowing Notice

Exhibit C - Form of Guarantee Assumption Agreement

Exhibit D-1 - Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit D-2 - Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit D-3 - Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit D-4 - Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit E - Form of Compliance Certificate

Exhibit F - Form of Assignment and Assumption

Exhibit G - Form of Landlord Consent

Exhibit H - [Reserved]

Exhibit I - Form of Intercompany Subordination Agreement

Exhibit J - [Reserved]

Exhibit K - Form of Solvency Certificate

Exhibit L - Form of Funding Date Certificate

Exhibit M - Milestones

Exhibit N - Retention Plan

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4871-8492-5047 v.6

Exhibit O - Form of Second Amendment Warrant

-vii-

4871-8492-5047 v.6

CREDIT AGREEMENT AND GUARANTY

CREDIT AGREEMENT AND GUARANTY, dated as of March 17, 2022, as amended August 21, 2023 and September 5, 2023 (this “Agreement”), among IMPEL PHARMACEUTICALS INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower that may be required to provide Guarantees from time to time hereunder (each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower has requested that the Lenders provide a first-lien term loan facility to the Borrower in an aggregate principal amount of $121,525,280.55, consisting of (a) $101,505,257.60 of Tranche A Term Loans to be extended on the Applicable Funding Date, and (b) a $20,020,022.95 Tranche B Term Loan facility to be extended on the Applicable Funding Date; and

WHEREAS, the Lenders are willing, on the terms and subject to the conditions set forth herein, to provide such senior secured term loan facility.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.
DEFINITIONS

1.01 Certain Defined Terms. As used herein, the following terms have the following respective meanings:

“Account Control Agreement Completion Date” has the meaning set forth in Section 8.19(a).

“Acquisition” means any transaction, or any series of related transactions, by which any Person (for purposes of this definition, an “acquirer”) directly or indirectly, by means of amalgamation, merger, purchase of assets, purchase of Equity Interests, or otherwise, (i) acquires all or substantially all of the assets of any other Person, (ii) acquires an entire business line or unit or division of any other Person, (iii) with respect to any other Person that is managed or governed by a Board, acquires control of Equity Interests of such other Person representing more than fifty percent (50%) of the ordinary voting power (determined on a fully-diluted basis) for the election of directors of such Person’s Board, or (iv) acquires control of more than fifty percent (50%) of the Equity Interests in any other Person (determined on a fully-diluted basis) that is not managed by a Board.

“Administrative Agent” has the meaning set forth in the preamble hereto.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

4871-8492-5047 v.6

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” has the meaning set forth in the preamble hereto.

“Allocable Amount” has the meaning set forth in Section 13.10(b).

“ANDA” means (i) (x) an abbreviated new drug application (as defined in the FD&C Act) and (y) any similar application or functional equivalent relating to any new drug application applicable to or required by any non-U.S. Governmental Authority, and (ii) all supplements and amendments that may be filed with respect to any of the foregoing.

“Anti-Terrorism Laws” means any laws relating to terrorism or money laundering, including, without limitation, (i) the Money Laundering Control Act of 1986 (e.g., 18 U.S.C. §§ 1956 and 1957), (ii) the Bank Secrecy Act of 1970 (e.g., 31 U.S.C. §§ 5311 – 5330), as amended by the Patriot Act, (iii) the laws, regulations and Executive Orders administered by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), (iv) the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 and implementing regulations by the United States Department of the Treasury, (v) any law prohibiting or directed against terrorist activities or the financing of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B), or (vi) any similar laws enacted in the United States, European Union or any other jurisdictions in which the parties to this agreement operate, and all other present and future legal requirements of any Governmental Authority governing, addressing, relating to, or attempting to eliminate, terrorist acts and acts of war.

“Applicable Funding Date” shall mean (i) with respect to the Tranche A Term Loans, the Second Amendment Effective Date, and (ii) with respect to the Tranche B Term Loans, (x) with respect to the $3,020,022.95 in principal amount of Tranche B Term Loans deemed made in exchange for “Tranche A-2 Term Loans”, and the first $4,500,000 in principal amount of Tranche B Term Loans made by the Lenders, the Second Amendment Effective Date, and (y) with respect to any other Tranche B Term Loans, the date on which such Tranche B Term Loans are funded in accordance with Section 2.01(a)(ii), as applicable.

“Applicable Rate” means a percentage equal to 10.75%.

“Arm’s Length Transaction” means, with respect to any transaction, the terms of such transaction shall not be less favorable to the Borrower or any of its Subsidiaries than commercially reasonable terms that would be obtained in a transaction with a Person that is an unrelated third party.

“Asset Sale” has the meaning set forth in Section 9.09.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee of such Lender substantially in the form of Exhibit F, or such other form as agreed by the Administrative Agent.

“Australian Subsidiary” means Impel NeuroPharma Australia PTY Ltd., a private company formed under the laws of the Commonwealth of Australia, and a wholly-owned subsidiary of Borrower.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy.”

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA (whether governed by the laws of the United States or otherwise) to which any Obligor or Subsidiary thereof incurs or otherwise has any obligation or liability, contingent or otherwise.

“BLA” means (i) (x) a biologics license application (as defined in the FD&C Act) to introduce, or deliver for introduction, a biologic product, including vaccines into commerce in the U.S., or any successor application or procedure and (y) any similar application or functional equivalent relating to biologics licensing applicable to or required by any non-U.S. Governmental Authority, and (ii) all supplements and amendments that may be filed with respect to the foregoing.

“Board” means, with respect to any Person, the board of directors or equivalent management or oversight body of such Person or any committee thereof authorized to act on behalf of such board (or equivalent body).

“Borrower” has the meaning set forth in the preamble hereto.

“Borrower Party” has the meaning set forth in Section 14.03(b).

“Borrowing” means the borrowing of the Loans on any Applicable Funding Date, as the context may require.

“Borrowing Notice” means a written notice substantially in the form of Exhibit B.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are authorized or required by law to remain closed in New York City.

“Capital Lease Obligations” means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, the amount of the liability in respect thereof that would at that time be required to be capitalized on a balance sheet in accordance with GAAP, subject to Section 1.02.

“Casualty Event” means the damage, destruction or condemnation, as the case may be, of property of the Borrower or any of its Subsidiaries in excess of $2,000,000.

“CFC” means a Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“CFC Holding Company” means any Domestic Subsidiary that owns no material assets (directly or indirectly) other than Equity Interests and debt of one or more CFCs or Domestic Subsidiaries that are themselves CFC Holding Companies.

“Change of Control” means an event or series of events (i) as a result of which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Act, but excluding any of such person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such Plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all Equity Interests that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of thirty-five percent (35%) or more of the Equity Interests of the Borrower entitled to vote for members of the Board of the Borrower on a fully-diluted basis (and taking into account all such Equity Interests that such person or group has the right to acquire pursuant to any option right); or (ii) as a result of which, during any period of twelve (12) consecutive months, a majority of the members of the Board of the Borrower cease to be composed of individuals (x) who were members of such Board on the first day of such period, (y) who were elected, appointed or nominated to such Board, or whose election, appointment or nomination to such Board was approved by individuals referred to in clause (x) above constituting at the time of such election, appointment or nomination at least a majority of such Board or equivalent governing body or (z) who were elected, appointed or nominated to such Board, or whose election, appointment or nomination to such Board was approved by individuals referred to in clauses (x) and (y) above constituting at the time of such election, appointment or nomination at least a majority of such Board; (iii) that results in the sale of all or substantially all of the assets or businesses of the Borrower and its Subsidiaries, taken as a whole; or (iv) except to the extent permitted by this Agreement, that results in the Borrower’s failure to own, directly or indirectly, beneficially and of record, one-hundred percent (100%) of all issued and outstanding Equity Interests of each Subsidiary Guarantor.

“Claims” means (and includes) any claim, demand, complaint, grievance, action, application, suit, cause of action, order, charge, indictment, prosecution, judgement or other similar process duly asserted and of which the required notice has been given in accordance with Law, whether in respect of assessments or reassessments, debts, liabilities, expenses, costs, damages or losses, contingent or otherwise, whether liquidated or unliquidated, matured or unmatured, disputed or undisputed, contractual, legal or equitable, including loss of value, professional fees, including fees and disbursements of legal counsel, and all costs incurred in investigating or pursuing any of the foregoing or any proceeding relating to any of the foregoing.

“Closing Date” means the date on which the conditions precedent specified in Section 6.01 are satisfied (or waived in accordance with Section 14.04) and on which the Loans are to be made to the Borrower.

“Closing Date Payoff” means the repayment in full and termination of the Refinanced Facility and the release and termination of all Liens and Guarantees thereunder.

“CME” means CME Group Benchmark Administration Limited.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral” means any real, personal and mixed property (including Equity Interests), whether tangible or intangible, in which Liens are granted or purported to be granted to the Administrative Agent as security for the Obligations under any Loan Document on or after the Closing Date, including future acquired, developed or created assets or property (or collectively, all such real, personal and mixed property, as the context may require); provided, “Collateral” shall not include Equity Interests of any Subsidiary representing, in the aggregate, more than sixty-five percent (65%) of the Equity Interests of any CFC or CFC Holding Company.

“Commercialization” means any and all activities with respect to the manufacture, distribution, marketing, detailing, promotion, selling and securing of reimbursement and any other exploitation or commercialization of Trudhesa in the United States after Regulatory Approval for Trudhesa has been obtained, which shall include, as applicable, seeking and negotiating pricing and reimbursement approvals for Trudhesa in the United States, post-marketing approval studies, post-launch marketing, promoting, detailing, marketing research, distributing, customer service, selling Trudhesa, importing, exporting or transporting Trudhesa for sale, and regulatory compliance with respect to the foregoing. When used as a verb, “Commercialize” means to engage in Commercialization.

“Commitment” means, with respect to each Lender, such Lender’s Tranche A Commitment or Tranche B Commitment, as applicable.

“Company Competitor” means (i) any competitor of the Borrower or any of its Subsidiaries primarily operating in the same line of business as the Borrower or any of its Subsidiaries and (ii) any of such competitor’s Affiliates (other than any Person that is a bona fide debt fund primarily engaged in the making, purchasing, holding or other investing in commercial loans, notes, bonds or similar extensions of credit or securities in the Ordinary Course) that are either (x) clearly identifiable as an Affiliate of any such competitor on the basis of such Person’s name or (y) identified by name in writing by the Borrower to the Administrative Agent from time to time.

“Compliance Certificate” has the meaning set forth in Section 8.01(c).

“Conforming Changes” means, with respect to the use, administration of or any conventions associated with Term SOFR or any proposed Successor Rate, as applicable, any conforming changes to the definitions of “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent (in consultation with the Borrower), to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Contracts” means any contract, license, lease, agreement, obligation, promise, undertaking, understanding, arrangement, document, commitment, entitlement or engagement under which a Person has, or will have, any liability or contingent liability (in each case, whether written or oral, express or implied, and whether in respect of monetary or payment obligations, performance obligations or otherwise).

“Control” means, in respect of a particular Person, the possession by one or more other Persons, directly or indirectly, of the power to direct or cause the direction of the management or policies of such particular Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Account” has the meaning set forth in Section 8.17(a).

“Copyright” means published and unpublished works of authorship whether or not copyrightable, including (i) software, including all source code, object code, firmware, development tools, files, records and data, and all media on which any of the foregoing is recorded; (ii) databases, data compilations, data collections, and data, including in personally identifiable information and clinical trial data and all aggregated data, rights in databases, data compilations, data collections, and data, including in personally identifiable information and clinical trial data and all aggregated data, development tools, diagrams, formulae, methods, network configurations and architectures, processes, specifications, works of authorship and other forms of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing, such as instruction manuals, laboratory notebooks, prototypes, samples, studies and summaries); (iii) website and mobile content; and (iv) other compilations of information, in each case, whether or not registered, and any and all copyrights in and to the foregoing, together with all common law rights and moral rights therein, and all copyrights, copyright registrations and applications for copyright registrations, including all renewals, extensions, restorations, derivative works and reversions thereof and all common law rights, moral rights and other rights whatsoever accruing thereunder or pertaining thereto throughout the world.

“Credit Spread Adjustment” means 0.1500% per annum.

“Daily Simple SOFR” means with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source).

“Default” means any Event of Default and any event that, upon the giving of notice, the lapse of time or both, would constitute an Event of Default.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of country- or territory-wide Sanctions.

“Development” means, with respect to Trudhesa, any internal or external research or development activities, and any internal or external regulatory activities related to obtaining and maintaining Regulatory Approval for Trudhesa, including development of data or information for the purpose of submission to a Regulatory Authority to obtain authorization to conduct clinical trials and conduct of clinical trials and preparation and submission of data from such trials to obtain, support, or maintain Regulatory Approval of Trudhesa and including activities directed toward the clinical manufacture and manufacturing process development for Trudhesa. “Develop,” “Developing,” and “Developed” will be construed accordingly.

“Disqualified Equity Interests” means, with respect to any Person, any Equity Interest of such Person that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (i) matures or is mandatorily redeemable or requires such Person to use efforts to redeem such Equity Interests (in each case, other than solely for Qualified Equity Interests and cash in lieu of fractional shares), including pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests and cash in lieu of fractional shares), in whole or in part, (iii) provides for the scheduled payments of dividends or other distributions in cash (other than the payment of cash in lieu of fractional shares) or other securities that would constitute Disqualified Equity Interests, or (iv) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Maturity Date.

“Division” has the meaning set forth in Section 1.04.

“Dollars” and “$” means lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary that is a corporation, limited liability company, partnership or similar business entity incorporated, formed or organized under the laws of the United States, any state of the United States or the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Transferee” means and includes (i) any commercial bank, (ii) any insurance company, (iii) any finance company, (iv) any financial institution, (v) any Person that is a bona fide debt fund primarily engaged in the making, purchasing, holding or other investing in commercial loans, notes, bonds or similar extensions of credit or securities in the Ordinary Course, (vi) with respect to any Lender, any of its Affiliates or such Lender’s or Affiliate’s managed funds or accounts, and (vii) any other “accredited investor” (as defined in Regulation D of the Securities Act) that is principally in the business of managing investments or holding assets for investment purposes; provided that, an Eligible Transferee shall not include (x) any Company Competitor, or (y) any Person that primarily invests in distressed debt or other distressed financial assets.

“Environmental Claim” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, information request, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of, or liability relating to, any Environmental Law; (ii) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment, arising out of a violation of Environmental Law or any Hazardous Materials Activity.

“Environmental Law” means all laws (including common law and any federal, state, provincial or local governmental law), rule, regulation, order, writ, judgment, notice, requirement, binding agreement, injunction or decree, whether U.S. or non-U.S., relating in any way to (i) environmental matters, including those relating to any Hazardous Materials Activity; (ii) the generation, use, storage, transportation or disposal of Hazardous Materials; or (iii) to the extent related to Hazardous Materials Activity, occupational safety and health, industrial hygiene, land use, natural resources or the protection of human, plant or animal health or welfare, in any manner applicable to the Borrower or any of its Subsidiaries or any Facility.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Obligor or any of its Subsidiaries directly or indirectly resulting from or based upon (i) violation of any Environmental Law, (ii) the generation, use, presence, emission, discharge, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (iii) exposure to any Hazardous Materials, (iv) the release or threatened release of any Hazardous Materials into the environment or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, with respect to any Person (for purposes of this defined term, an “issuer”), all shares of, interests or participations in, or other equivalents in respect of such issuer’s capital stock, including all membership interests, partnership interests or equivalent, whether now outstanding or issued after the Closing Date, and in each case, however designated and whether voting or non-voting. Notwithstanding the foregoing, in no event shall any Indebtedness convertible or exchangeable into Equity Interests constitute “Equity Interests” hereunder.

“Equivalent Amount” means, with respect to an amount denominated in one currency, the amount in another currency that could be purchased by the amount in the first currency determined by reference to the Exchange Rate at the time of determination.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, collectively, any Obligor, Subsidiary thereof, and any Person under common control, or treated as a single employer, with any Obligor or Subsidiary thereof, within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“ERISA Event” means (i) a reportable event as defined in Section 4043 of ERISA with respect to a Title IV Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event; (ii) the applicability of the requirements of Section 4043(b) of ERISA with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, to any Title IV Plan where an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such plan within the following thirty (30) days; (iii) a withdrawal by any Obligor or any ERISA Affiliate thereof from a Title IV Plan or the termination of any Title IV Plan resulting in liability under Sections 4063 or 4064 of ERISA; (iv) the withdrawal of any Obligor or any ERISA Affiliate thereof in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefore, or the receipt by any Obligor or any ERISA Affiliate thereof of notice from any Multiemployer Plan that it is insolvent pursuant to Section 4245 of ERISA; (v) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Title IV Plan or Multiemployer Plan; (vi) the imposition of liability on any Obligor or any ERISA Affiliate thereof pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the failure by any Obligor or any ERISA Affiliate thereof to make any required contribution to a Plan, or the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Title IV Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430 of the Code with respect to any Title IV Plan or the failure to make any required contribution to a Multiemployer Plan; (viii) the determination that any Title IV Plan is considered an at-risk plan or a plan in endangered to critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (ix) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan; (x) the imposition of any liability under Title I or Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Obligor or any ERISA Affiliate thereof; (xi) an application for a funding waiver under Section 303 of ERISA or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Title IV Plan; (xii) the occurrence of a non-exempt prohibited transaction under Section 406 or

407 of ERISA for which any Obligor or any Subsidiary thereof may be directly or indirectly liable; (xiii) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary or disqualified person for which any Obligor or any ERISA Affiliate thereof may be directly or indirectly liable; (xiv) the occurrence of an act or omission which could give rise to the imposition on any Obligor or any ERISA Affiliate thereof of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Sections 409, 502(c), (i) or (1) or 4071 of ERISA; (xv) the assertion of a material claim (other than routine claims for benefits) against any Plan or the assets thereof, or against any Obligor or any Subsidiary thereof in connection with any such plan; (xvi) receipt from the IRS of notice of the failure of any Qualified Plan to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Qualified Plan to fail to qualify for exemption from taxation under Section 501(a) of the Code; (xvii) the imposition of any lien (or the fulfillment of the conditions for the imposition of any lien) on any of the rights, properties or assets of any Obligor or any ERISA Affiliate thereof, in either case pursuant to Title I or IV, including Section 302(f) or 303(k) of ERISA or to Section 401(a)(29) or 430(k) of the Code; or (xviii) the establishment or amendment by any Obligor or any Subsidiary thereof of any “welfare plan”, as such term is defined in Section 3(1) of ERISA, that provides post-employment welfare benefits in a manner that would increase the liability of any Obligor.

“ERISA Funding Rules” means the rules regarding minimum required contributions (including any installment payment thereof) to Title IV Plans, as set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Erroneous Payment” has the meaning set forth in Section 12.13(a).

“Erroneous Payment Deficiency Assignment” has the meaning set forth in Section 12.13(d).

“Erroneous Payment Impacted Loans” has the meaning set forth in Section 12.13(d).

“Erroneous Payment Return Deficiency” has the meaning set forth in Section 12.13(d).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Event of Default” has the meaning set forth in Section 11.01.

“Excess Equity Proceeds” has the meaning set forth in Section 8.20.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Rate” means, as of any date, the rate at which any currency may be exchanged into another currency, as set forth on the relevant Reuters screen at or about 11:00 a.m. (Eastern time) on such date. In the event that such rate does not appear on the Reuters screen, the “Exchange Rate” shall be determined by reference to such other publicly available service for displaying exchange rates as may be reasonably designated by the Administrative Agent.

“Excluded Accounts” means (i) deposit accounts exclusively used for payroll, payroll Taxes and other employee wage and benefit payments to or for the benefit of any Obligor’s employees in the Ordinary Course, and (ii) the account maintained by Australian Subsidiary with Westpac Bank as identified in the Information Certificate, so long as the balance in such account does not exceed $500,000 at any time.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (x) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivisions thereof) or (y) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (1) such Lender acquires such interest in the Loan or Commitment or (2) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.03, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 5.03(f), and (iv) any U.S. federal withholding Taxes imposed under FATCA.

“Exit Fee” has the meaning set forth in Section 3.05.

“Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased or operated by any Obligor or any of its Subsidiaries.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“FD&C Act” means the U.S. Food, Drug and Cosmetic Act of 1938, 21 U.S.C. §§ 301 et seq. (or any successor thereto), as amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder.

“FDA” means the U.S. Food and Drug Administration and any successor entity.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the

Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Fee Letter” means the Fee Letter with respect to the Tranche A-1 Loans, dated as of the date of this Agreement, among the Borrower, the Lenders and the Administrative Agent.

“First Amendment” means the First Amendment to this Agreement, dated as of August 21, 2023.

“First Amendment Effective Date” has the meaning set forth in the First Amendment.

“Forbearance Period” has the meaning set forth in the Second Amendment.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Funding Date Certificate” means a certificate substantially in the form of Exhibit L.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board and in such other statements by such other entity as may be in general use by significant segments of the accounting profession that are applicable to the circumstances as of the date of determination. All references to “GAAP” shall be to GAAP applied consistently with the principles used in the preparation of the financial statements delivered pursuant to Section 6.01(f)(i).

“Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certification, accreditation, registration, clearance or exemption that is issued or granted by or from (or pursuant to any act of) any Governmental Authority, including any application or submission related to any of the foregoing.

“Governmental Authority” means any nation, government, branch of power (whether executive, legislative or judicial), state, province or municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including without limitation regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-, rule- or regulation-making organizations or entities of any state, territory, county, city or other political subdivision of any country, in each case whether U.S. or non-U.S.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or other obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the Ordinary Course.

“Guarantee Assumption Agreement” means a Guarantee Assumption Agreement substantially in the form of Exhibit C by an entity that, pursuant to Section 8.11(a), is required to become a “Subsidiary Guarantor.”

“Guaranteed Obligations” has the meaning set forth in Section 13.01.

“Guarantor Payment” has the meaning set forth in Section 13.10(a).

“Guaranty” means the Guaranty made by the Subsidiary Guarantors under Section 13 in favor of the Secured Parties (including any Guaranty assumed by an entity that is required to become a “Subsidiary Guarantor” pursuant to a Guarantee Assumption Agreement).

“Hazardous Material” means any chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which may or could reasonably be expected to pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

“Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, release, threatened release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, recycling, disposition or handling of any Hazardous Materials, and any investigation, monitoring, corrective action or response action with respect to any of the foregoing.

“Healthcare Laws” means, collectively, all Laws and Product Authorizations applicable to the business, any Product or the Product Commercialization and Development Activities of any Obligor, whether U.S. or non-U.S., regulating the distribution, dispensing, importation, exportation, quality, manufacturing, labeling, promotion and provision of and payment for drugs, medical or healthcare products, items and services, including, without limitation, 45 C.F.R. et seq. (“HIPAA”); Section 1128B(b) of the Social Security Act, as amended; 42 U.S.C. § 1320a-7b (Criminal Penalties Involving Medicare or State Health Care Programs), commonly referred to as the “Federal Anti-Kickback Statute”; § 1877 of the Social Security Act, as amended; 42 U.S.C. § 1395nn (Limitation on Certain Physician Referrals), commonly referred to as “Stark Statute”; the FD&C Act; all applicable Good Manufacturing Practice requirements addressed in the FDA’s Quality System Regulation (21 C.F.R. Part 820); all rules, regulations and guidance with respect to the provision of Medicare and Medicaid programs or services (42 C.F.R. Chapter IV et seq.); 10 U.S.C. §§1071 – 1110(b); 5 U.S.C. §§ 8901 – 8914; the PDMA; and all rules, regulations and guidance promulgated under or pursuant to any of the foregoing, including any non-U.S. equivalents.

“Hedging Agreement” means any interest rate exchange agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement. Notwithstanding anything to the contrary in the foregoing, neither any Permitted Bond Hedge Transaction nor any Permitted Warrant Transaction shall be a Hedging Agreement.

“HIPAA” has the meaning set forth in “Healthcare Laws”.

“IND” means (i) (x) an investigational new drug application (as defined in the FD&C Act) that is required to be filed with the FDA before beginning clinical testing in human subjects, or any successor application or procedure and (y) any similar application or functional equivalent relating to any investigational new drug application applicable to or required by any non-U.S. Governmental Authority, and (ii) all supplements and amendments that may be filed with respect to the foregoing.

“Indebtedness” of any Person means, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or similar instruments, (iii) all obligations of such Person upon which interest charges are customarily paid (excluding interest penalties for late payments under commercial contracts entered into in the Ordinary Course and, for the avoidance of doubt, which commercial contracts do not relate to obligations for borrowed money or purchase money indebtedness), (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (v) all obligations of such Person in respect of the deferred purchase price of property or services (excluding deferred compensation and accounts payable incurred in the ordinary course of business and not overdue by more than ninety (90) days or otherwise being disputed in good faith), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (vii) all Guarantees by such Person of Indebtedness of others, (viii) all Capital Lease Obligations of such Person, (ix) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (x) obligations under any Hedging Agreement, currency swaps, forwards, futures or derivatives transactions, (xi) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (xii) all obligations under any earn-out and guaranteed minimum milestone and other payments of such Person under any license or other agreements (but excluding any payments based on sales under any such license or other agreement), (xiii) any Disqualified Equity Interests of such Person, (xiv) any off-balance sheet liability and (xv) all other obligations required to be classified as indebtedness of such Person under GAAP; provided that, notwithstanding the foregoing, Indebtedness shall not include accrued expenses, deferred rent, deferred taxes, deferred compensation or customary obligations under employment agreements, in each case, that are not overdue by more than ninety (90) days. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Party” has the meaning set forth in Section 14.03(b).

“Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Obligation and (ii) to the extent not otherwise described in clause (i), Other Taxes.

“Information Certificate” means the Information Certificate delivered pursuant to Section 6.01(c).

“INP 105” means the pharmaceutical product that is being Developed by the Borrower, its Affiliates or its licensees comprising an upper nasal formulation of olanzapine administered using Borrower’s precision olfactory delivery technology for the treatment of agitation and aggression associated with autism spectrum disorder.

“INP 107” means the pharmaceutical product that is being Developed by the Borrower, its Affiliates or its licensees comprising an upper nasal formulation of carbidopa/levodopa administered using Borrower’s precision olfactory delivery technology for the treatment of OFF episodes in Parkinson’s Disease.

“Insolvency Proceeding” means (i) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under U.S. federal, state or foreign law, including the Bankruptcy Code.

“Intellectual Property” means all intellectual property or proprietary rights of any kind anywhere in the world, including any rights in or to Patents, Trademarks, Copyrights, and Trade Secrets.

“Intercompany Subordination Agreement” means a subordination agreement to be executed and delivered by each Obligor and each of its Subsidiaries, pursuant to which all obligations in respect of any Indebtedness owing to any such Person by an Obligor shall be subordinated to the prior payment in full in cash of all Obligations, such agreement to be in substantially the form attached hereto as Exhibit I.

“Interest Period” means (a) the period commencing on and including the Closing Date and ending on but excluding the immediately subsequent Payment Date and (b) subsequently, each period commencing on and excluding the last day of the previous Interest Period for such Loan and ending on but excluding the immediately subsequent Payment Date; provided however if such period shall end on a day that is not a Business Day, it shall be deemed to end on the next succeeding Business Day.

“Interest Rate” means Term SOFR plus the Applicable Rate, as may be increased pursuant to Section 3.02(b) or modified pursuant to Section 5.05.

“Invention” means any novel, inventive or useful art, apparatus, method, process, machine (including any article or device), manufacture or composition of matter, or any novel, inventive and useful improvement in any art, apparatus, method, process, machine (including article or device), manufacture or composition of matter.

“Investment” means, for any Person: (i) the acquisition (whether for cash, property, services or securities or otherwise) of any debt or Equity Interests, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (ii) the making of any deposit with, or advance, loan, assumption of debt or other extension of credit to, or capital contribution in any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days arising in connection with the sale of inventory or supplies by such Person in the Ordinary Course; or (iii) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person. The amount of an Investment shall be the amount actually invested (which, in the case of any Investment constituting the contribution of an asset or property, shall be based on such Person’s good faith estimate of the fair market value of such asset or property at the time such Investment is made), less the amount of cash received or returned for such Investment, without adjustment for subsequent increases or decreases in the value of such Investment or write-ups, write-downs or write-offs with respect thereto; provided that in no event shall such amount be less than zero or increase any basket or amount pursuant to Section 9.05 above the fixed amount set forth therein. Notwithstanding anything to the contrary in the foregoing, the purchase of any Permitted Bond Hedge Transaction by the Borrower or any of its Subsidiaries and the performance of its obligations thereunder shall not be an Investment.

“IRS” means the U.S. Internal Revenue Service or any successor agency, and to the extent relevant, the U.S. Department of the Treasury.

“Landlord Consent” means a Landlord Consent substantially in the form of Exhibit G.

“Law” means, collectively, all U.S. or non-U.S. federal, state, provincial, territorial, municipal or local statute, treaty, rule, guideline, regulation, ordinance, code or administrative or judicial precedent or authority, including any interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lenders” has the meaning set forth in the preamble hereto.

“License Agreement” means any existing or future license, commercialization, co-promotion, collaboration, distribution, marketing or partnering Contract entered into before or during the term of this Agreement by the Borrower or any of its Affiliates that grants a license to a Third Party any Intellectual Property that (i) is owned or purported to be owned by the Borrower or any of its Subsidiaries and (ii) claims or covers Trudhesa or any Product Commercialization and Development Activities with respect to Trudhesa.

“Licensees” means, collectively, the licensees and any sublicensees under each License Agreement; each a “Licensee.”

“Lien” means (a) any mortgage, lien, license, pledge, hypothecation, charge, security interest, or other encumbrance of any kind or character whatsoever, whether or not filed, recorded or otherwise perfected under applicable Law, or any lease, title retention agreement, mortgage, restriction, easement, right-of-way, option or adverse claim (of ownership or possession) (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any other encumbrance on title to real property, any option or other agreement to sell, or give a security interest in, such asset and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes of any jurisdiction)) or any preferential arrangement that has the practical effect of creating a security interest and (b) in the case of Equity Interests, any purchase option, call or similar right of a third party with respect to such Equity Interests.

“Loan” means each loan advanced by a Lender pursuant to Section 2.01, including the Tranche A Term Loans and Tranche B Term Loans.

“Loan Documents” means, collectively, this Agreement, the Notes, the Security Documents, the Fee Letter, any Guarantee Assumption Agreement, the Intercompany Subordination Agreement, the Second Amendment Warrants and any subordination agreement, intercreditor agreement or other present or future document, instrument, agreement or certificate delivered to the Administrative Agent (for itself or for the benefit of any other Secured Party) in connection with this Agreement or any of the other Loan Documents, in each case, as amended or otherwise modified.

“Loss” means judgments, debts, liabilities, expenses, costs, damages or losses, contingent or otherwise, whether liquidated or unliquidated, matured or unmatured, disputed or undisputed, contractual, legal or equitable, including loss of value, professional fees, including fees and disbursements of legal counsel on a full indemnity basis, and all costs incurred in investigating or pursuing any Claim or any proceeding relating to any Claim.

“Majority Lenders” means, at any time, Lenders having at such time in excess of fifty percent (50%) of the aggregate (x) Commitments then in effect and (y) Loans outstanding at such time; provided that at all times the Majority Lenders shall be required to include the Oaktree Lenders, to the extent any Oaktree Lender holds any Loans or Commitments at such time.

“Margin Stock” means “margin stock” within the meaning of Regulations U and X.

“Material Adverse Change” and “Material Adverse Effect” mean a material adverse change in or effect on (i) the business, financial performance, operations, financial condition, the assets or liabilities of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Obligors, taken as a whole, to perform their obligations under the Loan Documents, as and when due, (iii) the legality, validity, binding effect or enforceability of the Loan Documents or (iv) the rights, remedies and benefits available to, or conferred upon, the Administrative Agent or the Secured Parties under any of the Loan Documents.

“Material Agreement” means any Contract required to be disclosed (including amendments thereto) under regulations promulgated under the Securities Act of 1933 or Securities Exchange Act of 1934, as may be amended, solely to the extent that the absence or termination of such Contract would reasonably be expected to result in a Material Adverse Effect or in a material adverse effect on any Product Commercialization and Development Activities. For the avoidance of doubt, employment and management contracts shall not be Material Agreements.

“Material Indebtedness” means, at any time, any Indebtedness of any Obligor or Subsidiary thereof, the outstanding principal amount of which, individually or in the aggregate, exceeds $10,000,000 (or the Equivalent Amount in other currencies).

“Material Intellectual Property” means all Intellectual Property, whether currently owned by (or purported to be owned by) or licensed to (or purported to be licensed to) the Borrower or any of its Subsidiaries, or acquired, developed, created or obtained by or otherwise licensed to the Borrower or any of its Subsidiaries after the date hereof that is, in each case, material to the business of the Borrower or any of its Subsidiaries, taken as a whole. Material Intellectual Property includes all Intellectual Property that is material, or specifically related to or directed towards (i) Trudhesa, INP 105 and INP 107 and (ii) Product Commercialization and Development Activities with respect to Trudhesa, INP 105 and INP 107.

“Maturity Date” means March 17, 2027.

“Maximum Rate” has the meaning set forth in Section 14.17.

“Medicaid” means that government-sponsored entitlement program under Title XIX, P.L. 89-97 of the Social Security Act, which provides federal grants to states for medical assistance based on specific eligibility criteria, as set forth on Section 1396, et seq. of Title 42 of the United States Code.

“Medicare” means that government-sponsored insurance program under Title XVIII, P.L. 89-97, of the Social Security Act, which provides for a health insurance system for eligible elderly and disabled individuals, as set forth at Section 1395, et seq. of Title 42 of the United States Code.

“Minimum Liquidity Amount” means $12,500,000.

“Milestone” has the meaning set forth on Exhibit M.

“MIP” means a management incentive plan to be established in form and substance reasonably satisfactory to the Majority Lenders pursuant to which certain individuals shall be entitled to receive, in the event of a sale of all or substantially all of the equity interests in, or assets of, the Borrower, a certain portion of the MIP Amount, provided that if such individual receives a Qualifying Advance or any other cash severance payment, then such Qualifying Advance or other cash severance payment shall be deducted from the amount due to such individual under the MIP. The MIP Amount shall be allocated as follows,: (i) 0.30% to Adrian Adams, (ii) 0.40% to Leonard Paolillo and (iii) [***]% to [***]; provided, that each individual’s receipt of any payments pursuant to the MIP shall be conditioned on such individual’s execution of a standard release of claims (other than with respect to severance, except each such individual shall agree that any payment received pursuant to the MIP shall reduce dollar-for-dollar any severance entitlement); provided, further, that in the event any such individual ceases employment prior to completion of such sale (or is otherwise ineligible for the MIP), such individual’s portion shall be re-allocated to the remaining individuals in accordance with their pro rata shares.

“MIP Amount” means 0.85% of the net cash proceeds received by the Borrower or its stockholders (after deduction of transaction costs and taxes for the Borrower, but not third-party payments of debt, with hold-backs and indemnities treated as set forth herein) of a sale all or substantially all of the equity interests in, or assets of, the Borrower. MIP Amounts attributable to future contingent cash payments, such as hold-backs, indemnities, earn-outs and similar payments shall be payable only to the extent and at the same time that Borrower or its stockholders actually receive such payments. The net cash proceeds will not include the cost of the MIP Amount.

“Mortgage Deliverables” has the meaning set forth in Section 8.11(b)(iv).

“Multiemployer Plan” means any multiemployer plan, as defined in Section 400l(a)(3) of ERISA, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise.

“NDA” means (i) (x) a new drug application (as defined in the FD&C Act) and (y) any similar application or functional equivalent relating to any new drug application applicable to or required by any non-U.S. country, jurisdiction or Governmental Authority, and (ii) all supplements and amendments that may be filed with respect to any of the foregoing.

“Net Cash Proceeds” means, (i) with respect to any Casualty Event experienced or suffered by any Obligor or any of its Subsidiaries, the amount of cash proceeds received (directly or indirectly) from time to time by or on behalf of such Person in respect thereof (other than the proceeds of any business interruption insurance) after deducting therefrom only (w) reasonable costs and expenses related thereto incurred by such Obligor or such Subsidiary in connection therewith, (x) Taxes (including transfer Taxes or net income Taxes) paid or payable in connection therewith, (y) reasonable reserves established for liabilities estimated to be payable in respect of such Casualty Event and deposited into escrow with a third party escrow agent on terms reasonably acceptable to the Administrative Agent or set aside in a separate Deposit Account that is subject to an account control agreement in favor of the Administrative Agent and (z) any amounts required to be used to prepay Permitted Indebtedness pursuant to Section 9.01(j) and 9.01(l) secured by the assets subject to such Casualty Event (other than (A) Indebtedness owing to the Administrative Agent or any Lender under this Agreement or the other Loan Documents and (B) Indebtedness assumed by the purchaser of such asset); and (ii) with respect to any Asset Sale by any Obligor or any of its Subsidiaries, the amount of cash proceeds received (directly or indirectly) from time to time by or on behalf of such Person in respect thereof after deducting therefrom only (w) reasonable costs and expenses related thereto incurred by such Obligor or such Subsidiary in connection therewith, (x) Taxes (including transfer Taxes or net income Taxes) paid or payable in connection therewith, (y) reasonable reserves established for liabilities estimated to be payable in respect of such Asset Sale and deposited into escrow with a third party escrow agent on terms reasonably acceptable to the Administrative Agent or set aside in a separate Deposit Account that is subject to an account control agreement in favor of the Administrative Agent and (z) any amounts required to be used to prepay Permitted Indebtedness pursuant to Section 9.01(j) and 9.01(l) secured by the assets subject to such Asset Sale (other than (A) Indebtedness owing to the Administrative Agent or any Lender under this Agreement or the other Loan Documents and (B) Indebtedness assumed by the purchaser of such asset); provided that, in each case of clauses (i) and (ii), costs and expenses shall only be deducted to the extent that the amounts so deducted are (x) actually paid or payable to a Person that is not an Affiliate of any Obligor or any of its

Subsidiaries and (y) properly attributable to such Casualty Event or Asset Sale, as the case may be.

“Net Revenue” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, all amounts paid to and received by the Borrower and its Subsidiaries in the ordinary course of business that, in accordance with GAAP, would be classified as net revenue, excluding upfront payments, and other one-time payments received by the Borrower or any of its Subsidiaries that are not related to the sale of Products or Services; provided, that, “Net Revenues” shall exclude the revenues generated by any Subsidiary who is not an Obligor to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of the income resulting from such revenues is not at the time permitted by operation of the terms of its Organic Documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary. Notwithstanding anything to the contrary herein, for purposes of reporting Net Revenue pursuant to Section 8.01(k), (x) the number of Product units sold during such period shall be based on the actual number of Product units sold, and (y) the net selling price applied to the number of Product units sold shall be calculated based on estimates and assumptions prepared by the Borrower in good faith and consistent with past practices (including the assumption that such net selling price in any period will remain consistent with past periods).

“Note” means a promissory note, in substantially the form of Exhibit A hereto, executed and delivered by the Borrower to any Lender in accordance with Section 2.04.

“NY UCC” means the UCC as in effect from time to time in New York.

“Oaktree Lender” means any Lender that is an Affiliate or managed fund or account of Oaktree Capital Management, L.P.

“Obligations” means, with respect to any Obligor, all amounts, obligations, liabilities, covenants and duties of every type and description owing by such Obligor to any Secured Party (including all Guaranteed Obligations) any other indemnitee hereunder or any participant, arising out of, under, or in connection with, any Loan Document, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument or for the payment of money, including, without duplication, (i) if such Obligor is the Borrower, all Loans, (ii) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding, and (iii) all other fees, expenses (including fees, charges and disbursement of counsel), interest, Tranche B Return Shortfall, Exit Fee, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such Obligor under any Loan Document.

“Obligors” means, collectively, the Borrower and the Subsidiary Guarantors and their respective successors and permitted assigns.

“OFAC” has the meaning assigned to such term in the definition of “Anti-Terrorism Laws.”

“Ordinary Course” means ordinary course of business or ordinary trade activities that are customary for similar businesses in the normal course of their ordinary operations and not while in financial distress.

“Organic Document” means, for any Person, such Person’s formation documents, including, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to such Person’s Equity Interests, or any equivalent document of any of the foregoing.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.03(g)).

“Participant” has the meaning set forth in Section 14.05(e).

“Participant Register” has the meaning set forth in Section 14.05(e).

“Patents” means (i) all domestic, national, regional and foreign patents, patent rights, patent applications, provisional applications, patent disclosures and Invention disclosures issued or filed, (ii) any patent applications filed from such patents, patent rights, patent applications, provisional applications, patent disclosures and Invention disclosures claiming priority to any of these, including renewals, divisionals, continuations, continuations-in-part, substitutions, provisionals, converted provisionals, and continued prosecution applications, (iii) any patents that have issued or in the future issue from the foregoing described in clauses (i) and (ii), including utility models, petty patents and design patents and certificates of invention; and (iv) all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations, revisions, and term extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications described in clauses (i), (ii) and (iii), including the Inventions claimed in any of the foregoing and any priority rights arising therefrom.

“Patriot Act” has the meaning set forth in Section 14.19.

“Payment Date” means (i) March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Closing Date (provided, that if such date is not a Business Day, then on the immediately preceding Business Day); and (ii) the Maturity Date.

“Payment Recipient” has the meaning set forth in Section 12.13(a).

“PBGC” means the United States Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“PDMA” means the Prescription Drug Marketing Act of 1987, 21 U.S.C. §§ 331 et seq. (or any successor thereto), as amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder. “Permitted Cash Equivalent Investments” means (i) marketable direct obligations issued or unconditionally guaranteed by the United States or any member states of the European Union or any agency or any state thereof having maturities of not more than one (1) year from the date of acquisition, (ii) commercial paper maturing no more than three hundred sixty (360) days after the date of acquisition thereof and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (iii) certificates of deposit maturing no more than one (1) year after issue that are issued by any bank organized under the Laws of the United States, or any state thereof, or the District of Columbia, or any U.S. branch of a foreign bank having, at the date of acquisition thereof, combined capital and surplus of not less than $500,000,000, (iv) any money market or similar funds that exclusively hold any of the foregoing and (v) other short term liquid investments approved in writing by the Administrative Agent in its sole discretion.

“Permitted Hedging Agreement” means a Hedging Agreement entered into by any Obligor in such Obligor’s Ordinary Course for the purpose of hedging currency risks or interest rate risks (and not for speculative purposes) and (x) with respect to hedging currency risks, in an aggregate notional amount for all such Hedging Agreements not in excess of $10,000,000 (or the Equivalent Amount in other currencies) and (y) with respect to hedging interest rate risks, in an aggregate notional amount for all such Hedging Agreements not in excess of 100% of the aggregate principal amount of Loans outstanding at such time.

“Permitted Indebtedness” means any Indebtedness permitted under Section 9.01.

“Permitted Licenses” are: (A) licenses of over-the-counter and other end-user software that is commercially available to the public; (B) non-exclusive licenses for the use of the Intellectual Property of Borrower or any of its Subsidiaries entered into in the Ordinary Course including to contract manufacturing organizations, contract research organizations, distributors and other commercialization partners, (C) non-exclusive licenses for the use of the Intellectual Property of Borrower or any of its Subsidiaries in connection with the further development, co-development, co-promotion, co-commercialization and other collaborative arrangements to expand the market for the Product in the primary care sector; (D) exclusive licenses for the use of the Intellectual Property of any Obligor or any of its Subsidiaries entered into other than in the Ordinary Course; provided, that with respect to each such license described in this clause (D), the license (i) constitutes an Arm’s Length Transaction, the terms of which (a) do not restrict the ability of Borrower or any of its Subsidiaries, as applicable, to pledge, grant a security interest in or lien on, or assign or otherwise dispose of any Intellectual Property and (b) are commercially reasonable, (ii) (x) is limited in territory with respect to a specific geographic country or region outside of the United States or (y) is a license of any delivery device or mechanism that delivers a pharmaceutical product (including the precision olfactory delivery platform technology known as POD Technology) other than for use in connection with any individual indication or variation of

Trudhesa or any combination of Trudhesa, or any indication or variation thereof, with any other product and (iii) such license has been approved by the Administrative Agent and the Lenders (acting in their sole discretion); (E) in-licenses of Intellectual Property, (F) [reserved], or (G) exclusive licenses for the use of the Intellectual Property of any Obligor or any of its Subsidiaries, provided, that with respect to each such license described in this clause (G), such license (i) constitutes an Arm’s Length Transaction, the terms of which do not restrict the ability of the Borrower or any of its Subsidiaries, as applicable, to pledge, grant a security interest in or lien on, or assign or otherwise dispose of any Intellectual Property, (ii) relates to administration of the Product for indications other than migraine or relates principally to products other than the Product, (iii) is on commercially reasonable terms and (iv) has been approved by the Administrative Agent and the Lenders (acting in their sole discretion).

“Permitted Liens” means any Liens permitted under Section 9.02.

“Permitted Priority Liens” means (a) Liens permitted under Section 9.02 (c), (d), (e), (f), (g), (h), (i), (k), (p), (q), (r) and (s)(ii) and (b) Liens permitted under Sections 9.02(b); provided that such Liens are also of the type described in clause (a) of this definition.

“Permitted Refinancing” means, with respect to any Indebtedness permitted to be refinanced, extended, renewed or replaced hereunder, any refinancings, extensions, renewals and replacements of such Indebtedness; provided that such refinancing, extension, renewal or replacement shall not (i) increase the outstanding principal amount of the Indebtedness being refinanced, extended, renewed or replaced, except by an amount equal to accrued interest and any required prepayment premium or other reasonable amount paid, and fees and expenses reasonably incurred in connection therewith, (ii) contain terms relating to outstanding principal amount, amortization, maturity, collateral security (if any) or subordination (if any), or other material terms that, taken as a whole, are less favorable in any material respect to the Obligors and their respective Subsidiaries or the Secured Parties than the terms of any agreement or instrument governing such existing Indebtedness, (iii) have an applicable interest rate which does not exceed the greater of (A) the rate of interest of the Indebtedness being replaced and (B) the then applicable market interest rate, (iv) contain any new requirement to grant any Lien or to give any Guarantee that was not an existing requirement of such Indebtedness and (v) after giving effect to such refinancing, extension, renewal or replacement, no Default shall have occurred (or could reasonably be expected to occur) as a result thereof.

“Person” means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Prepayment Price” has the meaning set forth in Section 3.03(a)(i).

“Principal Payment Date” means each of (i) June 30, 2026 and thereafter each Payment Date and, if applicable, (ii) the Maturity Date.

“Product” means (i) those pharmaceutical or biological products (including delivery devices) and described in reasonable detail on Schedule 2 attached hereto, and (ii) any current or future pharmaceutical or biological product (including delivery devices) developed, distributed, dispensed, imported, exported, labeled, promoted, manufactured, licensed, marketed, sold or otherwise commercialized by any Obligor or any of its Subsidiaries, including any such product in development or which may be developed.

“Product Authorizations” means any and all Governmental Approvals, including Regulatory Approvals, whether U.S. or non-U.S. (including all applicable ANDAs, NDAs, BLAs, INDs, Product Standards, supplements, amendments, pre- and post- approvals, governmental price and reimbursement approvals and approvals of applications for regulatory exclusivity) of any Regulatory Authority, in each case, necessary to be held or maintained by, or for the benefit of, any Obligor or any of its Subsidiaries for the ownership, use or commercialization of any Product or for any Product Commercialization and Development Activities with respect thereto in any country or jurisdiction.

“Product Commercialization and Development Activities” means, with respect to any Product, any combination of research, development, manufacture, import, use, sale, licensing, importation, exportation, shipping, storage, handling, design, labeling, marketing, promotion, supply, distribution, testing, packaging, purchasing or other commercialization activities, receipt of payment in respect of any of the foregoing (including, without limitation, in respect of licensing, royalty or similar payments), or any similar or other activities the purpose of which is to commercially exploit such Product.

“Product Standards” means all safety, quality and other specifications and standards applicable to any Product, including all pharmaceutical, biological and other standards promulgated by Standards Bodies.

“Pro Forma Basis” means, with respect to the calculation of any financial ratio, as of any date, that pro forma effect will be given to the Transactions, any issuance, incurrence, assumption or permanent repayment of Indebtedness (including Indebtedness issued, incurred or assumed as a result of, or to finance, any relevant transaction and for which any such financial ratio is being calculated) and all sales, transfers and other dispositions or discontinuance of any subsidiary, line of business or division, in each case that have occurred during the four consecutive fiscal quarter period of the Borrower being used to calculate such financial ratio (the “Reference Period”), or subsequent to the end of the Reference Period but prior to such date or prior to or simultaneously with the event for which a determination under this definition is made, as if each such event occurred on the first day of the Reference Period.

“Prohibited Payment” means any bribe, rebate, payoff, influence payment, kickback or other payment or gift of money or anything of value (including meals or entertainment) to any officer, employee or ceremonial office holder of any government or instrumentality thereof, political party or supra-national organization (such as the United Nations), any political candidate, any royal family member or any other person who is connected or associated personally with any of the foregoing that is prohibited under any Law for the purpose of influencing any act or decision of such payee in his official capacity, inducing such payee to do or omit to do any act in violation of his lawful duty, securing any improper advantage or inducing such payee to use his influence with a government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality.

“Proportionate Share” means, with respect to any Lender, the percentage obtained by dividing (i) the sum of the Commitments (or, if the Commitments are terminated, the outstanding principal amount of the Loans) of such Lender then in effect by (ii) the sum of the Commitments (or, if the Commitments are terminated, the outstanding principal amount of the Loans) of all Lenders then in effect.

“Qualified Equity Interest” means, with respect to any Person, any Equity Interest of such Person that is not a Disqualified Equity Interest.

“Qualified Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was at any time maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has ever made, or was ever obligated to make, contributions, and (ii) that is intended to be tax qualified under Section 401(a) of the Code.

“Qualifying Advance” means the advance payments on the Second Amendment Effective Date to each of Adrian Adams, Leonard Paolillo, [***] and Michael Kalb equal to twenty percent (20%) of the amount of cash severance payments that would be owed to such individual if such individual became entitled to receive the full amount of severance payments due to such individual under his or her employment agreement, in an aggregate amount equal to $373,639. Such Qualifying Advances shall be made pursuant to documentation in form and substance acceptable to the Majority Lenders, which shall include customary releases and shall provide that in the event an individual who receives a Qualifying Advance ceases employment (or is on “garden leave” or similar status) with the Borrower (other than as a result of termination without cause by the Company and not for the purpose of evading this provision) prior to the earlier of (i) the completion of a sale of all or substantially all of the equity interests in, or assets of, the Borrower or (ii) January 31, 2024, in each case, such individual shall be obligated to return the Qualifying Advance in full.

“Real Property Security Documents” means any Mortgage Deliverables or Landlord Consents.

“Recipient” means any Lender or any other recipient of any payment to be made by or on account of any Obligation.

“Referral Source” has the meaning set forth in Section 7.07(b).

“Refinanced Facility” means that certain Loan and Security Agreement dated as of July 2, 2021 among Oxford Finance LLC, as collateral agent and lender, Silicon Valley Bank, as lender, and the Borrower.

“Register” has the meaning set forth in Section 14.05(d).

“Regulation T” means Regulation T of the Board of Governors of the Federal Reserve System, as amended.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as amended.

“Regulatory Approvals” mean, with respect to a Product, the approval of the applicable Regulatory Authority necessary for the testing, manufacturing, use, storage, supply, promotion, marketing or sale of such Product for a particular indication in a particular jurisdiction.

“Regulatory Authority” means any Governmental Authority, whether U.S. or non-U.S., that is concerned with or has regulatory or supervisory oversight with respect to any Product or any Product Commercialization and Development Activities relating to any Product, including the FDA and all equivalent Governmental Authorities, whether U.S. or non-U.S.

“Reinvestment” has the meaning set forth in Section 3.03(b)(i).

“Reinvestment Period” has the meaning set forth in Section 3.03(b)(i).

“Related Parties” has the meaning set forth in Section 14.16.

“Resignation Effective Date” has the meaning set forth in Section 12.09(a).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” of any Person means each of the president, chief executive officer, chief financial officer and similar officer of such Person.

“Restricted Payment” means any dividend or other distribution (whether in cash, Equity Interests or other property) with respect to any Equity Interests of any Obligor or any of its Subsidiaries, or any payment (whether in cash, Equity Interests or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests of any Obligor or any of its Subsidiaries, or any option, warrant or other right to acquire any such Equity Interests of any Obligor or any of its Subsidiaries.

“Restrictive Agreement” means any Contract or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of any Obligor or any of its Subsidiaries to create, incur or permit to exist any Lien upon any of its properties or assets (other than (x) customary provisions in Contracts (including without limitation leases and in-bound licenses of Intellectual Property) restricting the assignment thereof and (y) restrictions or conditions imposed by any Contract governing secured Permitted Indebtedness permitted under Section 9.01(j), to the extent that such restrictions or conditions apply only to the property or assets securing such Indebtedness), or (ii) the ability of any Obligor or any of its Subsidiaries to make Restricted Payments with respect to any of their respective Equity Interests or to make or repay loans or advances to any other Obligor or any of its Subsidiaries or such other Obligor or to Guarantee Indebtedness of any other Obligor or any of its Subsidiaries thereof or such other Obligor.

“Retention Plan” means an employee compensation plan to be created in form and substance reasonably satisfactory to the Majority Lenders for retention bonuses in the aggregate amount of $589,994 to be paid to the employees set forth on Exhibit N in the approximate amounts set forth thereon. In the event any such employee ceases to be employed and is uneligible to receive such amount or required to repay such amount, the total amount of payments under the Retention Plan shall be reduced by such amount and such amount may not be re-allocated to other employees.

“RIFA Obligations” has the meaning assigned to such term in the First Amendment.

“Sanction” means any international economic or financial sanction or trade embargo imposed, administered or enforced from time to time by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union or its Member States, His Majesty’s Treasury or other relevant sanctions authority where the Borrower is located or conducts business.

“Sanctioned Person” means, at any time, (i) any Person listed in any Sanctions-related list of designated Persons maintained by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union or its Member States, His Majesty’s Treasury, or other relevant sanctions authority, (ii) any Person organized or resident in a Designated Jurisdiction or (iii) any Person fifty percent (50%) or more owned or is controlled by any such Person or Persons described in the foregoing clause (i) or (ii).

“Scheduled Unavailability Date” has the meaning set forth in Section 5.05(a)(ii).

“Second Amendment” means the First Amendment to this Agreement, dated as of September 5, 2023.

“Second Amendment Effective Date” has the meaning set forth in the Second Amendment.

“Second Amendment Warrants” means, collectively (i) those certain Warrants, dated as of the Second Amendment Effective Date, exercisable for an aggregate number of shares of common stock of the Borrower set forth on Schedule 3 under the column labelled “Second Amendment Effective Date Warrants” and delivered to the Tranche B Lenders (or their designated Affiliates) pursuant to Section 6(k) of the Second Amendment on the Second Amendment Effective Date and (ii) those certain Warrants, to be dated as of the Applicable Funding Date for each Borrowing of Tranche B Term Loans after the Second Amendment Effective Date, exercisable for an aggregate number of shares of common stock of the Borrower set forth on Schedule 3 under the column labelled “Subsequent Tranche B Funding Warrants” and delivered to the Tranche B Lenders (or their designated Affiliates) pursuant to Section 6.02(f), in each case, substantially in the form attached hereto as Exhibit O.

“Secured Parties” means the Lenders, the Administrative Agent and any of their respective permitted transferees or assigns.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Security Agreement, delivered pursuant to Section 6.01(h), among the Obligors and the Administrative Agent, granting a security interest in the Obligors’ personal property in favor of the Administrative Agent, for the benefit of the Secured Parties.

“Security Documents” means, collectively, the Security Agreement, each Short-Form IP Security Agreement, each Real Property Security Document, and each other security document, control agreement or financing statement required or recommended to perfect Liens in favor of the Secured Parties for purposes of securing the Obligations.

“Short-Form IP Security Agreements” means short-form Copyright, Patent or Trademark (as the case may be) security agreements, dated as of the Closing Date and substantially in the form of Exhibit C, D and E to the Security Agreement, entered into by one or more Obligors in favor of the Secured Parties, each in form and substance reasonably satisfactory to the Administrative Agent (and as amended, modified or replaced from time to time).

“Solvent” means, as to any Person as of any date of determination, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (ii) the present fair saleable value of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured in the ordinary course of business, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature in the ordinary course and (iv) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person’s property would constitute an unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage. The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Default” has the meaning set forth in the Second Amendment.

“Specified Products” has the meaning set forth in Section 11.01(l).

“Standards Bodies” means any of the organizations that create, sponsor or maintain safety, quality or other standards, including ISO, ANSI, CEN and SCC and the like.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (i) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, directly or indirectly, or (ii) that is, as of such date, otherwise Controlled, by the parent or one or more direct or indirect subsidiaries of the parent or by the parent and one or more direct or indirect subsidiaries of the parent. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Subsidiary Guarantors” means each Subsidiary of the Borrower identified under the caption “SUBSIDIARY GUARANTORS” on the signature pages hereto and each Subsidiary of the Borrower that becomes, or is required to become, a “Subsidiary Guarantor” after the date hereof pursuant to Section 8.11(a) or (b).

“Successor Rate” has the meaning set forth in Section 5.05(a)(iii)(B).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Conditions” has the meaning set forth in Section 13.03.

“Term SOFR” means for any Interest Period the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the Credit Spread Adjustment for such Interest Period; provided that if the Term SOFR Screen Rate determined in accordance with the foregoing would otherwise be less than 1.00%, the Term SOFR shall be deemed 1.00% for purposes of this Agreement.

“Term SOFR Replacement Date” has the meaning assigned to such term in Section 5.05(a)(iii)(A).

“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“Third Party” means any Person other than the Lenders or the Borrower.

“Title IV Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was at any time maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has ever made, or was obligated to make, contributions, and (ii) that is or was subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA.

“Trademarks” means all trade names, trademarks and service marks, trade dress, corporate names, logos, Internet domain names, IP addresses, social media handles, uniform resource locators and other indicia of origin, trademark and service mark registrations, and applications for trademark and service mark registrations, whether or not registered, and any and all common law rights thereto, including (i) all renewals of trademark and service mark registrations and (ii) all rights whatsoever accruing thereunder or pertaining thereto throughout the world, together, in each case, with the goodwill of the business connected with the use thereof and symbolized thereby.

“Trade Secrets” means all know-how, trade secrets and other proprietary or confidential information, any information of a scientific, technical, or business nature in any form or medium, Inventions and Invention disclosures, all documented research, developmental, demonstration or engineering work (including all novel manufacturing methods), and all other technical data and information related thereto, including laboratory notebooks, chemical and biological materials (including any compounds, DNA, RNA, clones, vectors, cells and any expression product, progeny, derivatives or improvements thereto) and the results of experimentation and testing, including samples.

“Tranche A Commitment” means, with respect to each Lender, the obligation of such Lender to make Tranche A Term Loans to the Borrower on the Second Amendment Effective Date in accordance with the terms and conditions of this Agreement, which commitment is in the amount set forth opposite such Lender’s name in the Loan Schedule under the caption “Commitment” for Tranche A Term Loans, as such Schedule may be amended from time to time pursuant to an Assignment and Assumption or otherwise, it being understood and agreed that the Tranche A Loans shall be funded on a cashless basis pursuant to the exchange set forth in Section 3 of the Second Amendment. The aggregate amount of Tranche A Commitments as of the Second Amendment Effective Date, before giving effect to the funding thereof, equals $101,505,257.60.

“Tranche A Term Loans” means the Loans made by the Lenders on the Second Amendment Effective Date pursuant to Section 2.01(a)(i) in an initial aggregate principal amount of $101,505,257.60, plus any accrued and capitalized PIK Interest thereon.

“Tranche B Commitment” means, with respect to each Lender, the obligation of such Lender to make Tranche B Term Loans to the Borrower on the Applicable Funding Date in accordance with the terms and conditions of this Agreement, which commitment is in the amount set forth opposite such Lender’s name in the Loan Schedule under the caption “Commitment” for Tranche B Term Loans, as such Schedule may be amended from time to time pursuant to an Assignment and Assumption or otherwise. The aggregate amount of Tranche B Commitments on the Second Amendment Effective Date, before giving effect to the funding thereof, equals $20,020,022.95.

“Tranche B Term Loans” means the Loans made by the Lenders on the Applicable Funding Date pursuant to Section 2.01(a)(ii) in an initial aggregate principal amount of up to $20,020,022.95, plus any accrued and capitalized PIK Interest thereon.

“Tranche B Specified Lenders” means the Lenders specified in the Loan Schedule as of the Second Amendment Effective Date as “Tranche B Specified Lenders”.

“Tranche B Return Shortfall” has the meaning set forth in Section 3.06.

“Transactions” means (a) the negotiation, preparation, execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which such Obligor is (or is intended to be) a party, the making of the Loans hereunder, and all other transactions contemplated pursuant to this Agreement and the other Loan Documents, including the creation of the Liens pursuant to the Security Documents, (b) the Closing Date Payoff and (c) the payment of all fees and expenses incurred or paid by the Obligors in connection with the foregoing.

“Trudhesa” means the pharmaceutical product that has been Developed, is being Developed, and will be Developed or Commercialized during the term by the Borrower, its Affiliates or its licensees comprising dihydroergotamine mesylate nasal spray for migraine designed to deliver medication to the ideal place in the nose for rapid absorption, including any improvements or modifications thereto, across all marketed indications in the United States, in any and all dosage forms, presentations, dosages and formations and whether alone or in combination with one or more other therapeutically active pharmaceutical ingredients, including any improvements thereto or modifications thereof.

“United States” or “U.S.” means the United States of America, its fifty states and the District of Columbia.

“U.S. Government Securities Business Day” means any day, except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means a “United States Person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(f)(ii)(B)(3).

“UCC” means, with respect to any applicable jurisdictions, the Uniform Commercial Code as in effect in such jurisdiction, as may be modified from time to time.

“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Willful Breach” has the meaning set forth in Section 8.19.

“Withdrawal Liability” means, at any time, any liability incurred (whether or not assessed) by any ERISA Affiliate and not yet satisfied or paid in full at such time with respect to any Multiemployer Plan pursuant to Section 4201 of ERISA.

“Withholding Agent” means the Borrower and the Administrative Agent.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.02 Accounting Terms and Principles. Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 10 and any definitions used in such calculations) shall be made, in accordance with GAAP. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and its Subsidiaries, in each case without duplication. If the Borrower requests an amendment to any provision hereof to eliminate the effect of (a) any change in GAAP or the application thereof or (b) the issuance of any new accounting rule or guidance or in the application thereof, in each case, occurring after the date of this Agreement, then the Lenders and Borrower agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such change or issuance with the intent of having the respective positions of the Lenders and Borrower after such change or issuance conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, (i) the provisions in this Agreement shall be calculated as if no such change or issuance has occurred and (ii) the Borrower shall provide to the Lenders a written reconciliation in form and substance reasonably satisfactory to the Lenders, between calculations of any baskets and other requirements hereunder before and after giving effect to such change or issuance. Notwithstanding any other provision contained in this Agreement, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any change to GAAP occurring before or after the Closing Date as a result of ASU 2016-02, Leases (Topic 842) issued by the Financial Accounting Standards Board or any other proposals issued by the Financial Accounting Standards Board in connection therewith, in each case if such change would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) was not required to be so treated under GAAP as in effect prior to such change.

1.03 Interpretation. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires,

(a) the terms defined in this Agreement include the plural as well as the singular and vice versa;

(b) words importing gender include all genders;

(c) any reference to a Section, Annex, Schedule or Exhibit refers to a Section of, or Annex, Schedule or Exhibit to, this Agreement;

(d) any reference to “this Agreement” refers to this Agreement, including all Annexes, Schedules and Exhibits hereto, and the words herein, hereof, hereto and hereunder and words of similar import refer to this Agreement and its Annexes, Schedules and Exhibits as a whole and not to any particular Section, Annex, Schedule, Exhibit or any other subdivision;

(e) references to days, months and years refer to calendar days, months and years, respectively;

(f) all references herein to “include” or “including” shall be deemed to be followed by the words “without limitation”;

(g) the word “from” when used in connection with a period of time means “from and including” and the word “until” means “to but not including”;

(h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer broadly to any and all assets and properties, whether tangible or intangible, real or personal, including cash, securities, rights under contractual obligations and permits and any right or interest in any such assets or property;

(i) accounting terms not specifically defined herein (other than “property” and “asset”) shall be construed in accordance with GAAP, subject to Section 1.02;

(j) the word “will” shall have the same meaning as the word “shall”;

(k) where any provision in this Agreement or any other Loan Document refers to an action to be taken by any Person, or an action which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or, to the knowledge of such Person, indirectly; and

(l) references to any Lien granted or created hereunder or pursuant to any other Loan Document securing any Obligations shall deemed to be a Lien for the benefit of the Secured Parties.

Unless otherwise expressly provided herein, references to organizational documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto permitted by the Loan Documents. Any definition or reference to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

If any payment required to be made pursuant to the terms and conditions of any Loan Document falls due on a day which is not a Business Day, then such required payment date shall be extended to the immediately following Business Day. For purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein,

Indebtedness of the Obligors and their Subsidiaries will be deemed to be equal to 100% of the outstanding principal amount thereof or payment obligations with respect thereto at the time of determination thereof, or with respect to any Hedging Agreements, the amount that would be payable if the agreement governing such Hedging Agreements were terminated on the date of termination.

1.04 Division. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws) (a “Division”), if (a) any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

Section 2.
THE COMMITMENT AND THE LOANS

2.01 Loans.

(a) On the terms and subject to the conditions of this Agreement, each Lender agrees:

(i) to make Tranche A Term Loans to the Borrower in a principal amount equal to such Lender’s Tranche A Commitment on the Second Amendment Effective Date, it being understood and agreed that the Tranche A Term Loans shall be funded on a cashless basis pursuant to the exchange set forth in Section 3 of the Second Amendment;

(ii) to make Tranche B Term Loans to the Borrower from time to time, in one or more installments, in a principal amount not exceeding such Lender’s Tranche B Commitment, of which (w) $3,020,022.95 shall be deemed made by the Lenders on the Second Amendment Effective Date pursuant to the exchange set forth in Section 3 of the Second Amendment, (x) $1,875,000.00 shall be funded by the Tranche B Specified Lenders as new money Tranche B Term Loans on the Second Amendment Effective Date ratably as among the Tranche B Specified Lenders based on their respective initial Tranche B Commitments, (y) $2,625,000 shall be funded by each Lender with a Tranche B Commitment that is not a Tranche B Specified Lender, as new money Tranche B Term Loans, on the Second Amendment Effective Date ratably as among such Lenders based on their respective initial Tranche B Commitments, and (z) the remainder shall be funded as new money Tranche B Term Loans on any Applicable Funding Date after the Second Amendment Effective Date and prior to December 31, 2023 ratably as among all Lenders with a Tranche B Commitment based on their outstanding Tranche B Commitments immediately prior to such funding.

(b) No amounts paid or prepaid with respect to any Loan may be re-borrowed.

(c) Any term or provision hereof (or of any other Loan Document) to the contrary notwithstanding, Loans made to the Borrower will be denominated solely in Dollars and will be repayable solely in Dollars and no other currency.

2.02 Borrowing Procedures. On or prior to the Second Amendment Effective Date, in the case of the Tranche A Term Loans and the Tranche B Term Loans to be funded on the Second Amendment Effective Date, or three (3) Business Days prior to the Applicable Funding Date, in the case of any Tranche B Term Loans to be funded after the Second Amendment Effective Date (or such shorter period agreed by the Administrative Agent), the Borrower shall deliver to the Administrative Agent an irrevocable Borrowing Notice in the form of Exhibit B signed by a duly authorized representative of the Borrower (which notice, if received by the Administrative Agent on a day that is not a Business Day or after 10:00 A.M. (Eastern time) on a Business Day, shall be deemed to have been delivered on the next Business Day).

2.03 Funding of Borrowings. Promptly following receipt of any written Borrowing Notice the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof solely by wire transfer of immediately available funds, by 2:00 p.m. New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. Upon receipt of all funds the Administrative Agent will make such Loans available to the Borrower promptly by wire transfer of the amounts so received, in like funds, to an account designated by the Borrower in the applicable Borrowing Request.

2.04 Notes. If requested by any Lender, the Loan of such Lender shall be evidenced by one or more Notes. The Borrower shall prepare, execute and deliver to the Lender such promissory note(s) substantially in the form attached hereto as Exhibit A.

2.05 Use of Proceeds. The Borrower shall use the proceeds of the Tranche A-1 Term Loans (i) for the Closing Date Payoff, (ii) for U.S. commercial launch of Trudhesa and clinical development of INP 105 and INP 107 and (iii) for working capital and general corporate purposes, including the payment of fees and expenses associated with this Agreement. The Borrower shall use the proceeds of the Tranche A-2 Term Loans pursuant to the exchange set forth in Section 3 of the First Amendment and/or Section 3 of the Second Amendment. The Borrower shall use the Tranche B Term Loans for working capital and general corporate purposes, including the payment of fees and expenses associated with this Agreement in accordance with this Agreement.

Section 3.
PAYMENTS OF PRINCIPAL AND INTEREST, ETC.

3.01 Scheduled Repayments and Prepayments Generally; Application. The Borrower hereby promises to pay to the Administrative Agent for the account of each Lender (as such amounts may in each case be reduced from time to time in accordance with Section 3.03): (a) on each Principal Payment Date other than the Maturity Date, an amount equal to $2,500,000 and (b) on the Maturity Date, all outstanding Obligations in full (in each case, together with the Exit Fee, accrued and unpaid interest and any other accrued and unpaid charges thereon and all other obligations due and payable by the Borrower under this Agreement). Except as otherwise provided in this Agreement, each payment (including each repayment and prepayment) by the Borrower (other than fees payable pursuant to the Fee Letter) will be deemed to be made ratably in accordance with the Lenders’ Proportionate Shares. On any date occurring prior to the

Maturity Date that payment or prepayment in full of the Loans hereunder occurs, the Borrower shall pay in full all outstanding Obligations, which shall include the Exit Fee, if applicable and the Tranche B Return Shortfall, if applicable.

3.02 Interest.

(a) Interest Generally. The outstanding principal amount of the Loans shall accrue interest from the date made to repayment (whether by acceleration or otherwise and whether voluntary or mandatory) at the Interest Rate.

(b) [Reserved].

(c) Interest Payment Dates. Accrued interest on the Loans shall be payable in arrears on each Payment Date and upon the payment or prepayment of the Loans (on the principal amount being so paid or prepaid).

(d) PIK Interest. Notwithstanding Section 3.02(c), so long as no Event of Default (other than the Specified Default) has occurred and is continuing, with respect to any Payment Date occurring after the Second Amendment Effective Date and on or prior to the date on which the Forbearance Period terminates, all interest payable on such Payment Date shall be paid in kind by capitalizing and adding such interest to the outstanding principal amount of the applicable Loans on such Payment Date (“PIK Interest”). If any Event of Default (other than the Specified Default) has occurred and is continuing as of any such Payment Date, all interest accruing on the Loans from and after the date of such Event of Default shall be due and payable in cash in arrears on such Payment Date.

(e) Tranche B MOIC. Notwithstanding the foregoing, in no event shall the aggregate amount of cash payments (including cash payments of principal or interest and including PIK Interest but excluding payments pursuant to Section 14.03) paid in respect of the Tranche B Term Loans of any Lender exceed the product of (x) the initial principal amount of the Tranche B Term Loans of such Lender (excluding any PIK Interest thereon) multiplied by (y) 2.00.

3.03 Prepayments.

(a) Optional Prepayments.

(i) Subject to prior written notice pursuant to clause (ii) below, the Borrower shall have the right to optionally prepay in whole or in part the outstanding principal amount of the Loans on any Business Day for an amount equal to the sum of (A) the aggregate principal amount of the Loans being prepaid, (B) if applicable, the Exit Fee and (C) the Tranche B Return Shortfall with respect to the principal amount of any Tranche B Terms Loans being prepaid (such aggregate amount, the “Prepayment Price”); provided that each partial prepayment of principal of Loans shall be in an aggregate amount at least equal to $5,000,000 and integral multiples of $1,000,000 in excess thereof. For the avoidance of doubt, such optional prepayments shall be applied to the outstanding principal of the Tranche A Term Loans and Tranche B Term Loans ratably across all Loans based on outstanding principal amount.

(ii) A notice of optional prepayment shall be effective only if received by the Administrative Agent not later than 2:00 p.m. (Eastern time) on a date not less than three (3) (nor more than five (5)) Business Days prior to the proposed prepayment date; provided that a notice of optional prepayment may state that such notice is conditional upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness or the occurrence of some other identifiable event or condition, in which case such notice of prepayment may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Each notice of optional prepayment shall specify the proposed prepayment date, the Prepayment Price, the principal amount to be prepaid and any conditions to prepayment (if applicable).

(b) Mandatory Prepayments.

(i) Mandatory Prepayments for Casualty Events or Asset Sales. Concurrently with the occurrence of any Casualty Event or Asset Sale (that is not otherwise permitted by Section 9.09 (other than pursuant to clause (l) thereof)), the Borrower shall make a mandatory prepayment of the Loans in an amount equal to the sum of (i) one hundred percent (100%) of the Net Cash Proceeds received by the Borrower or any of its Subsidiaries with respect to such Asset Sale or insurance proceeds or condemnation awards in respect of such Casualty Event, as the case may be and (ii) any applicable Exit Fee and/or Tranche B Return Shortfall. Notwithstanding the foregoing, no mandatory prepayment shall be required pursuant to this Section 3.03(b)(i) as a result of any Permitted License.

(ii) Mandatory Prepayments for Debt Issuances. Immediately upon receipt by any Obligor or any of its Subsidiaries of proceeds from any issuance, incurrence or assumption of Indebtedness other than Indebtedness permitted by Section 9.01, on or after the Closing Date, the Borrower shall prepay the Loans and other Obligations in an amount equal to 100% of the cash proceeds received, plus the Exit Fee, if applicable and/or the Tranche B Return Shortfall, if applicable.

(iii) Notice. The Borrower shall notify the Administrative Agent not later than 2:00 p.m. (Eastern time) on a date not less than two (2) Business Days (or such shorter period agreed by Administrative Agent) prior to any mandatory prepayment. Each notice of mandatory prepayment shall specify the proposed prepayment date, the Prepayment Price, the principal amount to be prepaid and the Section under which the prepayment is required. Notwithstanding anything in this Section 3.03 to the contrary, any Lender may elect, by written notice to the Administrative Agent no later than 2:00 p.m. (Eastern time), one (1) Business Day prior to the prepayment date (or such later time as the Administrative Agent may agree), to decline all or any portion of any mandatory prepayment of its Loans pursuant to this Section 3.03. Any Lender that fails to deliver such notice to the Administrative Agent in the time frame set forth above shall be deemed to have accepted its share of any mandatory prepayment. The aggregate amount of the prepayment that would have been applied to prepay Loans but was so declined may be retained by the Borrower and used for any general corporate purpose not prohibited by this Agreement.

(c) Application. All prepayments of Loans shall be applied as between the Tranche A Term Loans and Tranche B Term Loans in accordance with the waterfall set forth in Section 4.01(b)(C)-(E).

(d) Partial Prepayments. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.02.

(e) Exit Fee and Tranche B Return Shortfall. Without limiting the foregoing, whenever the Exit Fee and/or Tranche B Return Shortfall is in effect and payable pursuant to the terms hereof, such Exit Fee and/or Tranche B Return Shortfall shall be payable on each prepayment of all or any portion of the Loans, whether by optional or mandatory prepayment, acceleration or otherwise.

3.04 Commitment Termination. The Tranche A Commitment shall terminate automatically without further action upon the making by the Lenders of the Tranche A Term Loans on the Second Amendment Effective Date. The Tranche B Commitment shall be automatically and permanently reduced on a dollar-for-dollar basis by (a) the amount of Tranche B Term Loans made from time to time and (b) the amount of any Excess Equity Proceeds.

3.05 Exit Fee. Upon any payment or prepayment in full or in part of the Tranche A Term Loans hereunder in a principal amount equal to or greater than $56,505,257.60, whether voluntary or involuntary, prior to, on or after the Maturity Date or following the acceleration of the Obligations hereunder, including as a result of the commencement of any Insolvency Proceeding, the Borrower shall pay to each of the Tranche A Lenders for its own account a fee equal to $3,000,000 (the “Exit Fee”). The Exit Fee shall be earned, due and payable immediately upon any such payment or prepayment, and shall be in addition to any accrued and unpaid interest, reimbursement obligations, or other amounts payable in connection therewith.

3.06 Specified Return for Tranche B Term Loans. In connection with any payment or prepayment in full or in part of the Tranche B Term Loans hereunder, whether voluntary or involuntary, prior to, on or after the Maturity Date or following the acceleration of the Obligations hereunder, including as a result of the commencement of any Insolvency Proceeding, the Borrower shall, subject to the waterfall set forth in Section 4.01, pay to each of the Lenders to whom obligations under the Tranche B Terms Loans are owed for its own account a fee (which in any event shall not be less than zero) equal to $1 for each $1 in initial principal amount of Tranche B Term Loans (excluding any PIK Interest thereon) being paid, prepaid or accelerated (the “Tranche B Return Shortfall”); provided that notwithstanding anything to the contrary herein, in no event shall the aggregate amount of cash payments (whether scheduled, mandatory or voluntary) (including cash payments of principal or interest and including PIK Interest but excluding payments pursuant to Section 14.03) paid in respect of the Tranche B Term Loans of any Lender exceed the product of (x) the initial principal amount of the Tranche B Term Loans of such Lender (excluding any PIK Interest thereon) multiplied by (y) 2.00.

The Tranche B Return Shortfall shall be earned, due and payable immediately upon any such payment or prepayment.

Section 4.
PAYMENTS, ETC.

4.01 Payments.

(a) Payments Generally. Each payment of principal, interest and other amounts to be made by the Obligors under this Agreement or any other Loan Document shall be made (i) in Dollars, in immediately available funds, without deduction, set off or counterclaim, to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, to the deposit account of the Administrative Agent designated by the Administrative Agent by notice to the Borrower, and (ii) not later than 2:00 p.m. (Eastern time) on the date on which such payment is due (each such payment made after such time on such due date may, in the Administrative Agent’s discretion, be deemed to have been made on the next succeeding Business Day).

(b) Application of Payments. Notwithstanding anything herein to the contrary, following the occurrence and continuance of an Event of Default, all payments shall be applied as follows:

(A) first, to the payment of that portion of the Obligations constituting unpaid fees, indemnities, expenses or other amounts (including fees and disbursements and other charges of counsel payable under Section 14.03) payable to the Administrative Agent in its capacity as such;

(B) second, to the payment of that portion of the Obligations constituting unpaid fees, indemnities, expenses or other amounts (other than principal, interest, Exit Fee and Tranche B Return Shortfall, but including fees and disbursements and other charges of counsel payable under Section 14.03) payable to the Lenders arising under the Loan Documents, ratably among the Lenders in proportion to the respective amounts described in this clause (B) payable to them

(C) third, to the payment of that portion of the Obligations constituting (i) unpaid principal of the Tranche A Term Loans (excluding any PIK Interest) and (ii) the Tranche B Term Loans and the Tranche B Return Shortfall, on a ratable pari passu basis among the Lenders in proportion to the respective amounts described in this clause (C);

(D) fourth, to the payment of that portion of the Obligations constituting PIK Interest and any other accrued and unpaid interest on the Tranche A Term Loans ratably among the Lenders in proportion to the respective amounts described in this clause (D) payable to them;

(E) fifth, to the payment of that portion of the Obligations constituting the Exit Fee, ratably among the Lenders holding Tranche A Term Loans in proportion to the respective amounts described in this clause (E) payable to them;

(F) sixth, to the payment of any other Obligations then due and owing, ratably among the Administrative Agent and the Lenders based upon the respective aggregate amount of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable;

(G) seventh, the balance, if any, after all Obligations have been indefeasibly paid in full, to the Borrower or such other Person as may be lawfully entitled to or directed by the Borrower to receive the remainder.

(c) Non-Business Days. If the due date of any payment under this Agreement (whether in respect of principal, interest, fees, costs or otherwise) would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall continue to accrue and be payable for the period of such extension; provided that if such next succeeding Business Day would fall after the Maturity Date, payment shall be made on the immediately preceding Business Day.

(d) Illustrative Waterfall. Attached as Schedule 4.01 is an illustrative example of the operation of the waterfall set forth in Section 4.01 above. It is the intent of the parties that the waterfall provisions set forth in Section 4.01 above should be consistent with Schedule 4.01; however, to the extent of any conflict between Schedule 4.01 and the terms hereof, the terms of this Agreement (and not Schedule 4.01) shall control.

4.02 Computations. All computations of interest and fees hereunder shall be computed on the basis of a year of three hundred and sixty (360) days and actual days elapsed during the period for which payable and for the avoidance of doubt shall not include any payment date.

4.03 Set-Off.

(a) Set-Off Generally. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, each of the Lenders and each of their Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, any Lender and any of their Affiliates to or for the credit or the account of any Obligor against any and all of the Obligations, whether or not such Person shall have made any demand and although such obligations may be unmatured. Any Person exercising rights of set off hereunder agrees promptly to notify the Borrower after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent, the Lenders and each of their Affiliates under this Section 4.03 are in addition to other rights and remedies (including other rights of set-off) that such Persons may have.

(b) Exercise of Rights Not Required. Nothing contained in Section 4.03(a) shall require the Administrative Agent, any Lender or any of their Affiliates to exercise any such right or shall affect the right of such Persons to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Obligor.

(c) Payments Set Aside. To the extent that any payment by or on behalf of any Obligor is made to the Administrative Agent or any Lender, or the Administrative Agent, any Lender or any Affiliate of the foregoing exercises its right of setoff pursuant to this Section 4.03, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such Lender or such Affiliate in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any

Insolvency Proceeding or otherwise, then (i) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (ii) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

Section 5.
YIELD PROTECTION, TAXES, ETC.

5.01 Additional Costs.

(a) Change in Law Generally. If, on or after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), the adoption of any Law, or any change in any Law, or any change in the interpretation or administration thereof by any court or other Governmental Authority charged with the interpretation or administration thereof, or compliance by the Administrative Agent or any of the Lenders (or its lending office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, shall impose, modify or deem applicable any reserve (including any such requirement imposed by the Board of Governors of the Federal Reserve System), special deposit, contribution, insurance assessment or similar requirement, in each case that becomes effective after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), against assets of, deposits with or for the account of, or credit extended by, a Lender (or its lending office) or shall impose on a Lender (or its lending office) any other condition affecting the Loans or the Commitment, and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining the Loans, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or any other Loan Document, or subject any Lender to any Taxes on its Loan, Commitment or other obligations, or its deposits, reserves, other liabilities or capital (if any) attributable thereto by an amount reasonably deemed by such Lender in good faith to be material (other than (i) Indemnified Taxes, (ii) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (iii) Connection Income Taxes), then the Borrower shall pay to such Lender, within ten (10) Business Days of receipt of the certificate contemplated by Section 5.01(c), such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

(b) Change in Capital Requirements. If a Lender shall have determined that, on or after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), the adoption of any Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, in each case that becomes effective after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), has or would have the effect of reducing the rate of return on capital of a Lender (or its parent) as a consequence of a Lender’s obligations hereunder or the Loans to a level below that which a Lender (or its parent) could have achieved but for such adoption, change, request or directive by an amount reasonably deemed by it to be material, then the Borrower shall pay to such Lender, within ten (10) Business Days of receipt of the certificate contemplated by Section 5.01(c), such additional amount or amounts as will compensate such Lender (or its parent) for such reduction.

(c) Notification by Lender. Each Lender promptly will notify the Borrower of any event of which it has knowledge, occurring after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), which will entitle such Lender to compensation pursuant to this Section 5.01. Before giving any such notice pursuant to this Section 5.01(c) such Lender shall designate a different lending office if such designation (x) will, in the reasonable judgment of such Lender, avoid the need for, or reduce the amount of, such compensation and (y) will not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender. A certificate of such Lender claiming compensation under this Section 5.01, setting forth the additional amount or amounts to be paid to it hereunder, shall be conclusive and binding on the Borrower in the absence of manifest error. The Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 5.01 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender notifies the Borrower of the change in law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the change in law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).

(d) Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to constitute a change in Law for all purposes of this Section 5.01, regardless of the date enacted, adopted or issued.

5.02 Illegality. Notwithstanding any other provision of this Agreement, in the event that on or after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) the adoption of or any change in any Law or in the interpretation or application thereof by any competent Governmental Authority shall make it unlawful for a Lender or its lending office to make or maintain the Loans (and, in the opinion of such Lender, the designation of a different lending office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify the Borrower thereof, following which if such Law shall so mandate, the Loans shall be prepaid by the Borrower on or before such date as shall be mandated by such Law in an amount equal to the Prepayment Price (notwithstanding anything herein to the contrary, without any Exit

Fee or Tranche B Return Shortfall) applicable on such prepayment date in accordance with Section 3.03(a).

5.03 Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any Obligation shall be made without deduction or withholding for any Taxes, except as required by any Law. If any Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Laws and, if such Tax is an Indemnified Tax, then the sum payable by such Obligor shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5.03) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Laws, or at the option of the Administrative Agent or each Lender, timely reimburse it for the payment of any Other Taxes.

(c) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 5.03, the Borrower shall deliver to the Administrative Agent the a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d) Indemnification by the Borrower. The Borrower shall reimburse and indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender shall be conclusive absent manifest error.

(e) Indemnification by the Lender. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), and (ii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 5.03(e).

(f) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Law as reasonably requested by the Borrower as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two (2) sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.03(f)(ii)(A), (ii)(B) and (ii)(D)) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 (or successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E as applicable (or successor forms) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E as applicable (or successor forms) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of IRS Form W-8ECI (or successor form);

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E as applicable (or successor forms); or

(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY (or successor form), accompanied by IRS Form W-8ECI (or successor form), IRS Form W-8BEN or IRS Form W-8BEN-E (or successor form), a U.S. Tax Compliance Certificate, substantially in the form of Exhibit D-2 or D-3, IRS Form W-9 (or successor form), and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner.

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Tax Benefits. If any party to this Agreement determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.03 (including by the payment of additional amounts pursuant to this Section 5.03), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.03 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 5.03(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 5.03(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.03(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 5.03(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

5.04 Mitigation Obligations. If the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 5.01 or Section 5.03, then such Lender shall (at the request of the Borrower) use commercially reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the sole reasonable judgment of such Lender, such designation or assignment and delegation would (i) eliminate or reduce amounts payable pursuant to Section 5.01 or Section 5.03, as the case may be, in the future, (ii) not subject such Lender to any unreimbursed cost or expense and (iii) not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation.

5.05 Inability to Determine Rates.

(a) Replacement of Relevant Rate or Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative

Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Majority Lenders notify the Administrative Agent (with, in the case of the Majority Lenders, a copy to the Borrower) that the Borrower or Majority Lenders (as applicable) have determined, that:

(i) adequate and reasonable means do not exist for ascertaining three month interest periods of Term SOFR, including, without limitation because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be; or

(ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity has made a public statement identifying a specific date after which three month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such interest periods of Term SOFR after such specific date, (the latest date on which such interest periods of Term SOFR or the Term SOFR Screen Rate are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); or

(iii) syndicated loans currently being executed and agented in the U.S. are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Interest Rate;

then,

(A) in the case of events or circumstances of the type described in Section 5.05(a)(i), (ii) or (iii) affecting Term SOFR, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR plus the Credit Spread Adjustment, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document, and all interest payments on Loans with a Successor Rate of Daily Simple SOFR plus the Credit Spread Adjustment will be payable on the next Payment Date; or

(B) (x) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (y) if the events or circumstances of the type described in Section 5.05(a)(i), (ii) or (iii) affecting any Successor Rate are then in effect, then, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing the Interest Rate or any then current Successor Rate in accordance with this Section 5.05 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in Dollars for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in Dollars for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Majority Lenders have delivered to the Administrative Agent written notice that such Majority Lenders object to such amendment.

(b) The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate.

(c) Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent (in consultation with the Borrower).

(d) Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents.

(e) In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.

5.06 Survival. Each party’s obligations under this Section 5 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations under any Loan Document.

Section 6.
CONDITIONS

6.01 Conditions to Closing and the Borrowing of the Loans. The effectiveness of this Agreement and the obligation of each Lender to make its Loans shall be subject to the delivery of a Borrowing Notice as required pursuant to Section 2.02, and satisfaction of each of the conditions precedent set forth below in this Section 6.01.

(a) Loan Documents. The Administrative Agent shall have received each Loan Document required to be executed by the appropriate Obligor on the Closing Date and delivered by each applicable Obligor in such number as reasonably requested by the Administrative Agent (which may be delivered by facsimile or other electronic means for the purposes of satisfying this clause (a) on the Closing Date) and such Loan Documents shall be in form and substance reasonably satisfactory to the Administrative Agent and the Lenders and their respective counsels.

(b) Secretary’s Certificate, Etc. The Administrative Agent shall have received from each Obligor (x) a copy of a good standing certificate, dated a date reasonably close to the Closing Date, for each such Person and (y) a certificate, dated as of the Closing Date, duly executed and delivered by such Person’s Responsible Officer, as to:

(i) resolutions of each such Person’s Board then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by such Person and the Transactions;

(ii) the incumbency and signatures of Responsible Officers authorized to execute and deliver each Loan Document to be executed by such Person; and

(iii) the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates shall be in form and substance reasonably satisfactory to the Administrative Agent and upon which the Administrative Agent and the Lenders may conclusively rely until they shall have received a further certificate of the Responsible Officer of any such Person cancelling or amending the prior certificate of such Person.

(c) Information Certificate. The Administrative Agent shall have received a fully completed Information Certificate in form and substance reasonably satisfactory to the Administrative Agent, dated as of the Closing Date, duly executed and delivered by a Responsible Officer of the Borrower. All documents and agreements required to be appended to the Information Certificate, shall be in form and substance reasonably satisfactory to the Administrative Agent, shall have been executed and delivered by the requisite parties and shall be in full force and effect.

(d) Funding Date Certificate. The Administrative Agent shall have received a Funding Date Certificate, dated as of the Closing Date and in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by a Responsible Officer of the Borrower.

(e) Delivery of Notes. The Administrative Agent shall have received a Note to the extent requested by any Lender pursuant to Section 2.04 for the Loans duly executed and delivered by a Responsible Officer of the Borrower.

(f) Financial Information, Etc. The Administrative Agent shall have received, or such information shall be publicly available on “EDGAR”:

(i) audited consolidated financial statements of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2020; and

(ii) unaudited consolidated balance sheets of the Borrower and its Subsidiaries for the fiscal quarter ended September 30, 2021 together with the related consolidated statement of operations, shareholder’s equity and cash flows for such fiscal quarter.

(g) Solvency. The Administrative Agent shall have received a solvency certificate, substantially in the form of Exhibit K, duly executed and delivered by the chief financial officer of the Borrower, dated as of the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent.

(h) Security Documents. The Administrative Agent shall have received executed counterparts of a Security Agreement, in form and substance reasonably acceptable to the Administrative Agent, dated as of the Closing Date, duly executed and delivered by each Obligor, together with all documents (including share certificates, transfers and stock transfer forms, notices or any other instruments) required to be delivered or filed under the Security Documents and evidence satisfactory to it that arrangements have been made with respect to all registrations, notices or actions required under the Security Documents to be effected, given or made in order to establish a valid and perfected first priority security interest in the Collateral in accordance with the terms of the Security Documents, including:

(i) delivery of all certificates (in the case of Equity Interests that are certificated securities (as defined in the UCC)) evidencing the issued and outstanding capital securities owned by each Obligor that are required to be pledged and so delivered under the Security Agreement, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, in the case of Equity Interests that are uncertificated securities (as defined in the UCC), confirmation and evidence reasonably satisfactory to the Administrative Agent and the Lenders that the security interest required to be pledged therein under the Security Agreement has been transferred to and perfected by the Administrative Agent and the Lenders in accordance with Articles 8 and 9 of the NY UCC and all laws otherwise applicable to the perfection of the pledge of such Equity Interests;

(ii) financing statements naming each Obligor as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents, in each case suitable for filing, filed under the UCC (or equivalent law) of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens of the Secured Parties pursuant to the Security Agreement;

(iii) UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in the Security Agreement previously granted by any Person; and

(iv) all applicable Short-Form IP Security Agreements required to be provided under the Security Agreement, each dated as of the Closing Date, duly executed and delivered by each applicable Obligor.

(i) Lien Searches. The Administrative Agent shall be satisfied with Lien searches regarding the Borrower and the Subsidiary Guarantors made as of a date reasonably close to the Closing Date.

(j) Opinions of Counsel. The Administrative Agent shall have received a duly executed legal opinion of counsel to the Obligors dated as of the Closing Date, in form and substance reasonably acceptable to the Administrative Agent.

(k) Fee Letter. The Administrative Agent shall have received an executed counterpart of the Fee Letter with respect to the Tranche A-1 Loans, duly executed and delivered by the Borrower.

(l) Closing Fees, Expenses, Etc. Each of the Administrative Agent and each Lender shall have received for its own account, (i) the upfront fee as set forth in the Fee Letter with respect to the Tranche A-1 Loans, which shall be paid by way of the Administrative Agent retaining such amount from the proceeds of the Loan and (ii) all fees, costs and expenses due and payable to it pursuant to the Fee Letter with respect to the Tranche A-1 Loans and Section 14.03, plus any collateral filing and recordation fees and searches, in each case, to the extent invoiced (or as to which a good faith estimate has been provided to the Borrower) at least two (2) Business Days prior to the Closing Date.

(m) Material Adverse Change. Since December 31, 2020, no Material Adverse Change shall have occurred, both before and after giving effect to the Loans to be made on the Closing Date.

(n) Know Your Customer. The Administrative Agent shall have received, as applicable, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and Anti-Terrorism Laws.

(o) No Default. No event shall have occurred or be continuing or would result from the making of the Loans that would constitute a Default or Event of Default.

(p) Representations and Warranties. The representations and warranties contained in this Agreement and in the other Loan Documents delivered pursuant to Section 6.01(a) shall be true and correct in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the Closing Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all respects on and as of such earlier date.

(q) Payoff of Existing Credit Facility. The Refinanced Facility (other than contingent obligations (including indemnification obligations) that by their terms are to survive the termination of the relevant loan documentation and debt instruments evidencing the Refinanced Facility) shall have been (or substantially concurrently with the making of the Loans on the Closing Date shall be) repaid or satisfied and discharged, and in connection therewith all Guarantees and Liens shall have been released, on or prior to the Closing Date, on terms acceptable to the Administrative Agent and the Administrative Agent shall have received executed payoff letters in connection therewith in form and substance acceptable to the Administrative Agent.

(r) Beneficial Ownership Certificate. To the extent requested by any Lender or the Administrative Agent, the Borrower shall have provided to such Lender and the Administrative Agent all documentation and other information so requested, including a duly executed W-9 of the Borrower (or such other applicable tax form), in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, and if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification, in each case prior to the Closing Date.

6.02 Conditions to Disbursements of Tranche B Term Loans. The obligation of each Lender to make any Tranche B Term Loans on any Applicable Funding Date on or after the Second Amendment Effective Date shall be subject to the delivery of a Borrowing Notice as required pursuant to Section 2.02 and satisfaction of each of the conditions precedent set forth below in this Section 6.02.

(a) Representations and Warranties. The representations and warranties contained in this Agreement shall be true and correct in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the Applicable Funding Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all respects on and as of such earlier date.

(b) No Default. No event shall have occurred or be continuing or would result from the making of the Loans that would constitute a Default or Event of Default (other than the Specified Default).

(c) Availability. Each Milestone required to be satisfied prior to the date of such Borrowing shall have been satisfied (or waived) in accordance with the terms hereof. After giving effect to such Borrowing, the amount of Tranche B Term Loans that have been made shall not exceed in the aggregate the amount set forth under “Aggregate Tranche B Availability” in Exhibit M hereto corresponding to the latest Milestone achieved by the Borrower. For the avoidance of doubt, the date of any Borrowing may occur after the date that the applicable Milestone is satisfied (or waived).

(d) Insolvency Proceedings. The Borrower shall have certified to the Administrative Agent in good faith that the Borrower does not anticipate commencing any Insolvency Proceeding in the next thirty days following such Borrowing.

(e) Defaulting Lender. The Oaktree Lenders shall not be required to fund any Tranche B Term Loans hereunder if the Tranche B Specified Lenders that are also required to fund Tranche B Term Loans concurrently therewith shall fail to concurrently fund the Tranche B Term Loans they are required to fund hereunder. The Tranche B Specified Lenders shall not be required to fund any Tranche B Term Loans hereunder if Oaktree Lenders with Tranche B Commitments that are required to fund Tranche B Term Loans concurrently therewith hereunder shall fail to concurrently fund the Tranche B Term Loans they are required to fund hereunder.

(f) Second Amendment Warrants. Each Lender making Tranche B Term Loans shall have received Second Amendment Warrants on the Applicable Funding Date for such Borrowing of Tranche B Term Loans, duly executed and delivered by the Borrower, exercisable for a number of shares of common stock of the Borrower equal to the product of (x) the number of shares set forth on Schedule 3 across from such Lender’s name under the column labelled “Subsequent Tranche B Funding Warrants” times (y) the fraction equal to the principal amount of Tranche B Term Loans being made in such Borrowing by the Lenders divided by $12,500,000 (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations after the Second Amendment Effective Date and prior to the issuance of the applicable Second Amendment Warrants in accordance with the adjustments set forth in Section 4 of the form of Warrant attached as Exhibit O), in each case, substantially in the form attached hereto as Exhibit O.

Section 7.
REPRESENTATIONS AND WARRANTIES

The Borrower and each other Obligor hereby jointly and severally represent and warrant to the Administrative Agent and each Lender on the Closing Date, on the First Amendment Effective Date and on the Second Amendment Effective Date, and any other date such representation and warranty is required to be made under the Loan Documents, as set forth below:

7.01 Power and Authority. Each Obligor and each of its Subsidiaries (i) is duly organized and validly existing under the laws of its jurisdiction of organization, (ii) has all requisite corporate or other power, and has all Governmental Approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except to the extent that failure to have the same could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (iii) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary except where failure so to qualify could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and (iv) has full power, authority and legal right to enter into and perform its obligations under each of the Loan Documents to which it is a party and, in the case of the Borrower, to borrow the Loans hereunder.

7.02 Authorization; Enforceability. Each Transaction to which an Obligor is a party (or to which it or any of its assets or properties is subject) is within such Obligor’s corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action including, if required, approval by all necessary holders of Equity Interests. This Agreement has been duly executed and delivered by each Obligor and constitutes, and each of the other Loan Documents to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against such

Obligor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7.03 Governmental and Other Approvals; No Conflicts. None of the execution, delivery and performance by each Obligor of the Loan Documents to which it is a party or the consummation by each Obligor of the Transactions (i) requires any Governmental Approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for (x) such as have been obtained or made and are in full force and effect and (y) filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Documents, (ii) will violate (1) any Law, (2) any Organic Document of any Obligor or any of its Subsidiaries or (3) any order of any Governmental Authority, that in the case of clause (ii)(1) or clause (ii)(3), individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, (iii) will violate or result in a default under any Material Agreement binding upon any Obligor or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or (iv) will result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of any Obligor or any of its Subsidiaries.

7.04 Financial Statements; Material Adverse Change.

(a) Financial Statements. The Borrower has heretofore furnished to the Administrative Agent (who shall forward to the Lenders) consolidated financial statements required to be delivered pursuant to this Agreement. Such financial statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Borrower and its Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements of the type described in Section 8.01(a).

(b) No Material Adverse Change. Since December 31, 2020, there has been no Material Adverse Change; provided, that for purposes of this Section 7.04(b), the impacts of the COVID-19 pandemic on the business, operations or financial condition of the Borrower and its Subsidiaries that (x) occurred prior to the Closing Date and (y) were disclosed in public filings made with the SEC or in writing to the Administrative Agent and the Lenders, in each case prior to the Closing Date, shall be disregarded.

7.05 Properties.

(a) Property Generally. Each Obligor and each of its Subsidiaries has good and marketable fee simple title to, or valid leasehold interests in, or valid written license to, all its real and personal property material to its business, including all properties and assets, whether tangible or intangible, relating to its Products or Product Commercialization and Development Activities and all Material Intellectual Property, subject only to Permitted Liens and except for defects in title that (i) do not interfere in any material respect with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and (ii) could not reasonably be expected to prevent or interfere with the ability of any Obligor or any of its Subsidiaries to conduct any Product Commercialization and Development Activities with respect to any of its Products in any material respect.

(b) Intellectual Property.

(i) The Obligors are the sole and exclusive legal and beneficial owners of all right, title and interest in and to all Material Intellectual Property and all other Intellectual Property that is, in each case, owned or purported to be owned by the Obligors, free and clear of any Liens or Claims other than Permitted Liens. The Obligors own or have sufficient and valid, written rights to use all Material Intellectual Property. The Collateral includes all Material Intellectual Property owned by the Obligors. Without limiting the foregoing, and except as set forth in Schedule 7.05(b)(i):

(A) other than (1) customary restrictions in in-bound licenses of Intellectual Property and non-disclosure Contracts, or (2) as would have been or is permitted by Section 9.09, there are no judgments, covenants not to sue, grants, Liens (other than Permitted Liens), or other Claims or Contracts relating to any Material Intellectual Property, which materially restrict any Obligor or any of its Subsidiaries with respect to its use, enforcement, or other exploitation of any Material Intellectual Property;

(B) the operation and conduct of the business of the Borrower or any of its Subsidiaries, including any Product Commercialization and Development Activities or the use of Material Intellectual Property, does not, violate, infringe or constitute a misappropriation of Intellectual Property rights of any other Person, and has not within the past three years violated, infringed or constituted a misappropriation of, any other Person’s rights in Intellectual Property, in each case, in a manner that has resulted in, or could reasonably be expected to result in, material liability or disruption to the businesses of the Borrower or any of its Subsidiaries (including any Product Commercialization and Development Activities);

(C) (1) there are no pending Claims, or Claims threatened in writing, against any Obligor or any of their Subsidiaries asserted by any other Person relating to Intellectual Property, including any material Claims alleging ownership, invalidity or unenforceability of any Material Intellectual Property, or infringement, misappropriation, or violation of such Person’s Intellectual Property rights; and (2) neither any Obligor nor any of their Subsidiaries has received any notice from, or Claim by, any Person that the operation and conduct of the businesses of the Borrower or any of its Subsidiaries (including any Product Commercialization and Development Activities or the use of Material Intellectual Property), infringes upon, violates or constitutes a misappropriation of, any Intellectual Property of any other Person in each case of clause (1) and (2), that would reasonably be expected to result in material liability to or disruption to the business of any Obligor or any of their Subsidiaries;

(D) to the knowledge of the Borrower and its Subsidiaries, no Material Intellectual Property is being infringed, violated, or misappropriated by any other Person in any material respect; and neither such Obligor nor any of its Subsidiaries has put any other Person on notice of such actual or potential infringement, violation or misappropriation of any such Material Intellectual Property, and neither any Obligor nor any of their Subsidiaries has initiated any Claim with respect to any such Material Intellectual Property;

(E) to the knowledge of the Borrower and its Subsidiaries, all current and former employees and contractors that have developed material Intellectual Property for or on behalf of any Obligor or any of their Subsidiaries have executed written confidentiality and invention assignment agreements with such Obligor or Subsidiary, as applicable, that irrevocably and presently assign to such Obligor or Subsidiary, as applicable, all rights of such employees and contractors to any such material Intellectual Property, or ownership of such material Intellectual Property has otherwise vested automatically with Obligor or its applicable Subsidiary by operation of Law; and

(F) the Borrower and each of its Subsidiaries has taken commercially reasonable efforts to protect the secrecy, confidentiality and value of its Material Intellectual Property consisting of Trade Secrets.

(ii) With respect to Material Intellectual Property consisting of Patents, except as set forth in Schedule 7.05(b)(ii), and without limiting the representations and warranties in Section 7.05(b)(i):

(A) each of the issued claims in such Patents is valid and enforceable except, as could not reasonably be expected to result in a Material Adverse Effect;

(B) subsequent to the issuance of such Patents, no Obligor nor any of its Subsidiaries or, to the knowledge of the Obligors, any of its predecessors-in-interest, has filed any disclaimer or made or permitted any other voluntary reduction in the scope of the Inventions claimed in such Patents;

(C) to the knowledge of any Obligor and their Subsidiaries, no allowable or allowed subject matter of such Patents is subject to any competing conception claims of allowable or allowed subject matter of any Patents of any third party and have not been the subject of any interference, and no such Patents are or have been the subject of any re-examination, opposition or any other post-grant proceedings, nor is any Obligor or its Subsidiaries aware of any basis for any such interference, re-examination, opposition, inter partes review, post grant review, or any other post-grant proceedings;

(D) no such Patents have ever been finally adjudicated to be invalid, unpatentable or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and, with the exception of publicly available documents in the applicable patent office with respect to any such Patents, no Obligor nor any of its Subsidiaries has received any written notice asserting that such Patents are invalid, unpatentable or unenforceable; and

(E) all maintenance fees, annuities, and the like due or payable on or with respect to any such Patents have been timely paid; and

(F) each Obligor, each of its attorneys, agents and relevant employees, have met the duty of candor and good faith required under 37 C.F.R. § 1.56, which includes a duty to disclose all information known to that individual to be “material to patentability,” as such is defined in 37 C.F.R. § 1.56, and complied with any analogous Laws outside the United States.

(iii) Schedule 7.05(b)(iii) lists all agreements that, to the knowledge of the Obligors and their Subsidiaries, constitute License Agreements.

7.06 No Actions or Proceedings.

(a) Litigation. There is no litigation, investigation or proceeding pending or, to the knowledge of any Obligor or any of its Subsidiaries, threatened in writing, with respect to such Obligor or any such Subsidiaries by or before any Governmental Authority or arbitrator that, (i) if adversely determined, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or (ii) involves this Agreement or any other Loan Document.

(b) Environmental Matters. Except with respect to any matters that (either individually or in the aggregate) could not reasonably be expected to result in a Material Adverse Effect, no Obligor nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii), has received any material Environmental Claim, or has knowledge that any is threatened, (iv) has entered into any agreement in which such Obligor or any Subsidiary has assumed or undertaken material responsibility or obligations of any other person with respect to any Environmental Liability or (v) has knowledge of any basis for any other material Environmental Liability.

(c) Labor Matters. No Obligor or any of its Subsidiaries has engaged in unfair labor practices as defined in 29 U.S.C. § §152(8) and 158 of the National Labor Relations Act and there are no pending or threatened in writing labor actions, disputes, grievances, arbitration proceedings, or similar Claims or actions involving the employees of any Obligor or any of its Subsidiaries, in each case that would reasonably be expected to have a Material Adverse Effect. There are no strike or work stoppages in existence or threatened in writing against any Obligor and to the knowledge of such Obligor, no union organizing activity is taking place, in each case, that could reasonably be expected to have a Material Adverse Effect. There are no collective bargaining agreements covering employees of any Obligor or any of its Subsidiaries.

7.07 Compliance with Laws and Agreements.

(a) Each Obligor is in compliance with all Laws and all Contracts binding upon it or its property, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing. The Obligors and their Subsidiaries are, and all Product Commercialization and Development Activities of such Persons are being conducted, in material compliance with all applicable Healthcare Laws.

(b) To the knowledge of the Obligors and their respective Subsidiaries, any physician, other licensed healthcare professional, or any other Person who is in a position to refer patients or other business to the Borrower, any other Obligor or any Subsidiaries (collectively, a “Referral Source”) who has a direct ownership, investment, or financial interest in the Borrower, any other Obligor or any such Subsidiary paid fair market value for such ownership, investment or financial interest; any ownership or investment returns distributed to any Referral Source is in proportion to such Referral Source’s ownership, investment or financial interest; and no preferential treatment or more favorable terms were or are offered to such Referral Source compared to investors or owners who are not in a position to refer patients or other business. No Obligor, nor any of its Subsidiaries, directly or indirectly, has or will guarantee a loan, make a payment toward a loan or otherwise subsidize a loan for any Referral Source including, without limitation, any loans related to financing the Referral Source’s ownership, investment or financial interest in the Borrower, any other Obligor or any such Subsidiary.

(c) Without limiting the generality of the foregoing:

(i) To the knowledge of the Obligors and their respective Subsidiaries (after due inquiry), on the one hand, and any Referral Source, on the other hand (a) comply, in all material respects, with all applicable Healthcare Laws including, without limitation, the Federal Anti-Kickback Statute, the Stark Law and other applicable anti-kickback and self-referral laws, whether U.S. or non-U.S.; (b) reflect fair market value, have commercially reasonable terms, and were negotiated at arm’s length; and (c) do not obligate the Referral Source to purchase, use, recommend or arrange for the use of any products or services of any Obligor or any of its Subsidiaries; and

(ii) each Obligor and each of its Subsidiaries have implemented policies and procedures to monitor, collect, and report any payments or transfers of value to certain healthcare providers and teaching hospitals, in accordance, in all material respects, with industry standards and the Affordable Care Act of 2010 and the Physician Payments Sunshine Act and their implementing regulations and state disclosure and transparency laws.

7.08 Taxes. Except as set forth on Schedule 7.08, each Obligor and each of its Subsidiaries has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all taxes required to have been paid by it, except (a) taxes that are being contested in good faith by appropriate proceedings and for which such Obligor or such Subsidiary, as applicable, has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

7.09 Full Disclosure. None of the reports, financial statements, certificates or other written information (other than projections, forward-looking information and information of a general economic or industry specific nature) furnished by or on behalf of the Obligors or any of their Subsidiaries to the Administrative Agent (on behalf of itself and the Lenders) in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains when furnished any material misstatement of material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered, and it being understood that such projected financial information and all other forward-looking information are not to be viewed as facts are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower or any of its Subsidiaries, and that actual results during the period or periods covered thereby may differ significantly from such projected results and that the differences may be material.

7.10 Investment Company Act and Margin Stock Regulation.

(a) Investment Company Act. No Obligor is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

(b) Margin Stock. No Obligor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of the Loans will be used to buy or carry any Margin Stock in violation of Regulation T, U or X.

7.11 Solvency. The Obligors, on a consolidated basis, are and, immediately after giving effect to the making of the Loans, the use of proceeds thereof, and the consummation of the Transactions, will be, Solvent.

7.12 Subsidiaries. Set forth on Schedule 7.12 is a complete and correct list of all direct and indirect Subsidiaries of the Borrower. Each such Subsidiary is duly organized and validly existing under the jurisdiction of its organization shown in said Schedule 7.12, and the percentage ownership by each Obligor of each such Subsidiary thereof is as shown in said Schedule 7.12.

7.13 Indebtedness and Liens. Set forth on Schedule 7.13(a) is a complete and correct list of all Indebtedness for borrowed money of each Obligor and each of its Subsidiaries outstanding and remaining in place as of the Closing Date. Set forth on Schedule 7.13(b) is a complete and correct list of all Liens securing Indebtedness for borrowed money granted by the Obligors and each of their respective Subsidiaries with respect to their respective property and outstanding and remaining in place as of the Closing Date.

7.14 Material Agreements. Except as set forth on Schedule 7.14, no Obligor or any of its Subsidiaries is in material default under any Material Agreement, nor does any Obligor have knowledge of (i) any Claim against it or any of its Subsidiaries for any material breach of any such Material Agreement or (ii) any material default by any party to any such Material Agreement.

7.15 Restrictive Agreements. Except as set forth in Schedule 7.15, as of the Closing Date, no Obligor or any of its Subsidiaries is subject to any Restrictive Agreement, except (i) those permitted under Section 9.11, (ii) restrictions and conditions imposed by Law or by this

Agreement, (iii) any stockholder agreement, charter, by-laws, or other organizational documents of an Obligor or any of its Subsidiaries as in effect on the date hereof and (iv) limitations associated with Permitted Liens.

7.16 Real Property. Schedule 7.16 correctly sets forth all real property that is owned or leased by the Obligors, indicating in each case whether the respective property is owned or leased, the identity of the owner and lessee (if applicable) and the location of the respective property. Except as set forth in Schedule 7.16, no Obligor owns or leases (as tenant thereof) any real property as of the Closing Date.

7.17 Pension Matters. Schedule 7.17 sets forth, as of the Closing Date, a complete and correct list of, and that separately identifies, (i) all Title IV Plans, (ii) all Multiemployer Plans and (iii) all material Benefit Plans. Each Benefit Plan, and each trust thereunder, intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Laws so qualifies. Except for those that could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect, (x) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Laws, (y) there are no existing or pending (or to the knowledge of any Obligor or any of its Subsidiaries, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving any Benefit Plan to which any Obligor or Subsidiary thereof incurs or otherwise has or could have an obligation or any liability or Claim and (z) no ERISA Event is reasonably expected to occur. The Borrower and each of its ERISA Affiliates has met all applicable requirements under the ERISA Funding Rules with respect to each Title IV Plan, and no waiver of the minimum funding standards under the ERISA Funding Rules has been applied for or obtained. As of the most recent valuation date for any Title IV Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is at least sixty percent (60%), and neither any Obligor nor any of its ERISA Affiliates knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage to fall below sixty percent (60%) as of the most recent valuation date. As of the Closing Date, no ERISA Event has occurred in connection with which obligations and liabilities (contingent or otherwise) remain outstanding. No ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal from any Multiemployer Plan on the date this representation is made.

7.18 Regulatory Approvals.

(a) Each Obligor and each of its Subsidiaries holds, and will continue to hold, either directly or through licensees and agents, all Product Authorizations reasonably necessary or required for the Borrower and each of its Subsidiaries to conduct, in all material respects, their respective operations and businesses in the manner currently conducted and to conduct its Product Commercialization and Development Activities.

(b) No Obligor or any of its Subsidiaries has received any written notice from the FDA or any Governmental Authority that (i) it is considering suspending, revoking or materially limiting any Product Authorization or (ii) it is not likely to approve any applications made to such Governmental Authority with respect to any of the Products or any Material Agreement. The Obligors and their Subsidiaries have made all material required notices, registrations and reports (including required field alerts or other material reports of adverse drug experiences) and other required material filings with respect to each such Person’s Products and Product Commercialization and Development Activities.

(c) Except as set forth on Schedule 7.18(c), and without limiting the generality of any other representation or warranty made by any Obligor hereunder or under any other Loan Document, except as would not reasonably be expected to adversely impact any Product Commercialization and Development Activities: (i) no Obligor, nor any of its Subsidiaries nor, to the knowledge of any Obligor, any of their respective agents, suppliers, licensors or licensees have received any inspection reports, warning letters or notices or similar documents with respect to any Product or any Product Commercialization and Development Activities from any Regulatory Authority within the last two (2) years that asserts material lack of compliance with any applicable Healthcare Laws or Product Authorizations; (ii) no Obligor, nor any of its Subsidiaries nor, to the knowledge of any Obligor, any of their respective agents, suppliers, licensors or licensees have received any material notification from any Regulatory Authority within the last two (2) years, asserting that any Product or any Product Commercialization and Development Activities lacks a required Product Authorization; (iii) there is no pending regulatory action, investigation or inquiry (other than non-material routine or periodic inspections or reviews) against any Obligor, any of its Subsidiaries or, to the knowledge of any Obligor, any of their respective suppliers, licensors or licensees with respect to any Product or any Product Commercialization and Development Activities, and, to the knowledge of any Obligor, there is no basis in fact for any material adverse regulatory action against such Obligor or any of its Subsidiaries or, to the knowledge of any Obligor, any of their respective suppliers agents, licensors or licensees with respect to any Product or any Product Commercialization and Development Activities; and (iv) without limiting the foregoing, (A) (1) there have been no material product recalls, safety alerts, corrections, withdrawals, marketing suspensions, removals or the like conducted, undertaken or issued by any Obligor or any of its Subsidiaries, whether voluntary, at the request, demand or order of any Regulatory Authority or otherwise, with respect to any Product, any Product Commercialization and Development Activities or any Product Authorization within the last two (2) years, (2) no such product recall, safety alert, correction, withdrawal, marketing suspension, removal or the like has been requested, demanded or ordered by any Regulatory Authority within the last two (2) years, and, to the knowledge of any Obligor, there is no basis in fact for the issuance of any such product recall, safety alert, correction, withdrawal, marketing suspension, removal or the like with respect to any Product or any Product Commercialization and Development Activities, and (B) no criminal, injunctive, seizure, detention or civil penalty action has been commenced or threatened in writing by any Regulatory Authority within the last two (2) years with respect to or in connection with any Product or any Product Commercialization and Development Activities, and there are no consent decrees (including plea agreements) that relate to any Product or any Product Commercialization and Development Activities, and, to the knowledge of each Obligor, there is no basis in fact for the commencement of any criminal injunctive, seizure, detention or civil penalty action by any Regulatory Authority relating to any Product or any Product Commercialization and Development Activities or for the issuance of any consent decree. No Obligor nor any of its Subsidiaries, nor, to the knowledge of any

Obligor, any of their respective agents, suppliers, licensees or licensors, is employing or utilizing the services of any individual, in connection with Product Commercialization and Development Activities, who has been debarred from any federal healthcare program.

7.19 Transactions with Affiliates. Except as set forth on Schedule 7.19, no Obligor nor any of its Subsidiaries has entered into, renewed, extended or been a party to, any transaction (including the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate having a value in excess of $1,000,000.

7.20 OFAC; Anti-Terrorism Laws.

(a) Neither the Borrower nor any of its Subsidiaries is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any applicable Anti-Terrorism Laws.

(b) Neither the Borrower nor any of its Subsidiaries, nor, to the knowledge of the Borrower, any of their respective directors, officers, or employees (i) is currently the target of any Sanctions, (ii) is located, organized or residing in any Designated Jurisdiction in violation of Sanctions, or (iii) is or has been (within the previous five (5) years) engaged in any transaction with, or for the benefit of, any Person who is now or was then the target of Sanctions or who is located, organized or residing in any Designated Jurisdiction, in violation of Sanctions. No Loan, nor the proceeds from any Loan, has been or will be used, directly or, to the knowledge of the Borrower, indirectly, to lend, contribute or provide to, or has been or will be otherwise made available for the purpose of funding, any activity or business in any Designated Jurisdiction in violation of Sanctions or for the purpose of funding any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, in violation of Sanctions, or in any other manner that will result in any violation by any party to this Agreement of Sanctions.

7.21 Anti-Corruption. Neither the Borrower nor any of its Subsidiaries, nor, to the knowledge of the Borrower, any of their respective directors, officers or employees, directly or, to the knowledge of the Borrower, indirectly, has (i) materially violated or is in material violation of any applicable anti-corruption Law, or (ii) made, offered to make, promised to make or authorized the payment or giving of, directly or, to the knowledge of the Borrower, indirectly, any Prohibited Payment.

7.22 Priority of Obligations. The Obligations constitute unsubordinated obligations of the Obligors, and except for any obligations which have priority under applicable Law, rank at least pari passu in right of payment with all other unsubordinated Indebtedness of the Obligors.

7.23 Royalty and Other Payments. Except as set forth on Schedule 7.23, no Obligor, nor any of its Subsidiaries, is obligated to pay any royalty, milestone payment, deferred payment or any other contingent payment in respect of any Product.

7.24 Non-Competes. Neither the Borrower, any other Obligor, nor any of their respective Subsidiaries, nor any of their respective directors, officers or employees, is subject to a non-compete agreement that prohibits or will interfere in any material respect with any of the Product Commercialization and Development Activities, including the development, commercialization or marketing of any Product.

7.25 Security Interest. The Security Documents provide the Secured Parties with effective, valid, legally binding and enforceable first priority Liens on all of the Collateral, subject to Permitted Liens. As of the Closing Date, (a) there are no security interests in, or Liens on, any of the Collateral other than Liens in favor of the Secured Parties as security for the Obligations and (b) all necessary action (including as described in Section 7.03) has been taken under applicable Law to (i) establish and perfect the first priority rights of the Secured Parties in and to the Collateral, if applicable, and (ii) terminate and/or release all existing security interests in, and Liens on, the Collateral, in each case, under their respective applicable Law, in each case of clauses (a) and (b), subject to Permitted Liens.

7.26 Data Privacy. Except as would not reasonably be expected to have a Material Adverse Effect, neither the Borrower, any other Obligor, nor any of their respective Subsidiaries has experienced any material breach of security or unauthorized access by third parties of any personally identifiable information from any individuals, including any customers, prospective customers employees or other Third Parties that is in its possession, custody, or control.

Section 8.
AFFIRMATIVE COVENANTS

Each Obligor covenants and agrees with the Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than inchoate indemnification and expense reimbursement obligations for which no claim has been made) have been indefeasibly paid in full in cash:

8.01 Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent:

(a) as soon as available and in any event within forty-five (45) days after the end of the first three (3) fiscal quarters of each fiscal year (i) the consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal quarter and (ii) the related consolidated statements of income, shareholders’ equity and cash flows of the Borrower and its Subsidiaries for such quarter and the portion of the fiscal year through the end of such fiscal quarter, in each case prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with (iii) a certificate of a Responsible Officer of the Borrower stating that (x) such financial statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as at such date and (y) the results of operations of the Borrower and its Subsidiaries for the period ended on such date have been prepared in accordance with GAAP consistently applied, subject to changes resulting from normal, year-end audit adjustments and except for the absence of notes; provided that documents required to be furnished pursuant to this Section 8.01(a) may be delivered electronically and if so delivered, shall be deemed furnished on the date that such documents are filed for public availability on “EDGAR” (with the related certificate separately delivered);

(b) as soon as available and in any event within ninety (90) days after the end of each fiscal year (i) the consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year and (ii) the related consolidated statements of income, shareholders’ equity and cash flows of the Borrower and its Subsidiaries for such fiscal year, in each case prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, accompanied by a report and opinion thereon of Ernst & Young LLP or another firm of independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and, such report and opinion shall not be subject to any “going concern” or like qualification or exception or emphasis of matter of going concern footnote or any qualification or exception as to the scope of such audit, and in the case of such consolidated financial statements, certified by a Responsible Officer of the Borrower; provided that documents required to be furnished pursuant to this Section 8.01(b) may be delivered electronically and if so delivered, shall be deemed furnished on the date that such documents are filed for public availability on “EDGAR” or the Borrower’s website; provided, however, that any such report shall not be considered qualified due to the inclusion of an emphasis of matter paragraph in the audit opinion based on the impending maturity date of any Indebtedness under this Agreement within 12 months of the date of such report, the prospective breach of any financial covenant hereunder or liquidity issues due to ordinary course liabilities;

(c) together with the financial statements required pursuant to Section 8.01(a) and (b), a compliance certificate signed by a Responsible Officer of the Borrower as of the end of the applicable accounting period (which delivery may be by electronic communication including fax or email and shall be deemed to be an original, authentic counterpart thereof for all purposes) substantially in the form of Exhibit E (a “Compliance Certificate”) including details of any issues that are material that are raised by auditors and any occurrence or existence of any event, circumstance, act or omission that would cause any representation or warranty contained in Section 7.07, Section 7.18 or Section 7.22 to be incorrect in any material respect (or in any respect if such representation or warranty is qualified by materiality or by reference to Material Adverse Effect or Material Adverse Change) if such representation or warranty were to be made at the time of delivery of a Compliance Certificate. For the avoidance of doubt, no representation or warranty contained in Section 7.07, Section 7.18 or Section 7.22 is required to be, shall be or shall be deemed to be made in connection with a delivery of any Compliance Certificate;

(d) after being prepared by the Borrower and approved by its Board, and promptly following the Administrative Agent’s request therefor, a consolidated budget for the Borrower and its Subsidiaries for the fiscal year to which such budget relates; provided that, for each fiscal year, on or before the sixtieth (60th) day following the beginning of such fiscal year, the Borrower shall prepare, and its Board shall approve, such consolidated budget for such fiscal year, and the Borrower shall notify the Administrative Agent promptly after the Board has given such approval;

(e) promptly after the same are released, copies of all press releases (other than any press release that is immaterial, routine or administrative in nature); provided that documents required to be furnished pursuant to this Section 8.01(e) may be delivered electronically and if so delivered, shall be deemed furnished on the date that such documents are filed for public availability on “EDGAR” or the Borrower’s website;

(f) promptly, and in any event within five (5) Business Days after receipt thereof by an Obligor thereof, copies of each notice or other correspondence received from any securities regulator or exchange to the authority of which the Borrower may become subject from time to time concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of such Obligor, in each case, excluding any investigation or inquiry that is immaterial, routine or administrative in nature; provided that documents required to be furnished pursuant to this Section 8.01(f) may be delivered electronically and if so delivered, shall be deemed furnished on the date that such documents are filed for public availability on “EDGAR” or the Borrower’s website;

(g) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent generally to the stockholders of each Obligor and its Subsidiaries, and copies of all annual, regular, periodic and special reports and registration statements which any Obligor or its Subsidiaries may file or be required to file with any securities regulator or exchange to the authority of which such Obligor or such Subsidiary, as applicable, may become subject from time to time; provided that documents required to be furnished pursuant to this Section 8.01(g) may be delivered electronically and if so delivered, shall be deemed furnished on the date that such documents are filed for public availability on “EDGAR” or the Borrower’s website;

(h) the information regarding insurance maintained by the Borrower and its Subsidiaries as and when required under Section 8.05;

(i) promptly and in any event within five (5) Business Days after the Borrower obtains knowledge of any Claim related to any Product or inventory involving more than $2,500,000 (or the Equivalent Amount in other currencies), written notice thereof from a Responsible Officer of the Borrower which notice shall include a statement setting forth details of such return, recovery, dispute or claim;

(j) together with the delivery of the Compliance Certificate, evidence reasonably satisfactory to the Administrative Agent, based upon the Borrower’s bank account statements that the Borrower has met its minimum liquidity requirement set out in Section 10.01;

(k) on Friday of each calendar week, commencing with September 15, 2023, a certificate executed by a Responsible Officer of the Borrower certifying (solely in such

Responsible Officer’s capacity as an officer of the Borrower and not in any personal capacity), whether the Borrower is in compliance with Section 10.02, and setting forth in detail reasonably satisfactory to the Majority Lenders evidence of such compliance, which shall include a report stating the number of Product units sold in such period and a reconciliation of gross revenue to Net Revenue for such period and a description of the estimates and assumptions underlying the calculation of Net Revenue from gross revenue (as described in the definition of “Net Revenue”) in form reasonably satisfactory to the Majority Lenders;

(l) on Monday (unless such day is not a Business Day, in which case the next succeeding Business Day) of each calendar week, commencing with September 5, 2023, a consolidated budget, in form and substance reasonably satisfactory to the Majority Lenders, covering the 13-week commencing with the Friday of the calendar week two weeks preceding such delivery, which shall include a variance report showing all variances by line-item from the amounts set forth in the budget for the prior period, as most recently updated, with an explanation for each material line-item variance; and

(m) such other information respecting the businesses, financial performance, operations, condition of the assets or liabilities of the Obligors (including with respect to the Collateral), taken as a whole, as the Administrative Agent may from time to time reasonably request.

8.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent written notice of the following (x) with respect to clause (a) below within three (3) Business Days and (y) with respect to clause (b) through (n) below, within five (5) Business Days, in each case, after a Responsible Officer of the Borrower first learns of or acquires knowledge with respect to:

(a) the occurrence of any Default or Event of Default;

(b) the occurrence of any event with respect to the property or assets of the Borrower or any of its Subsidiaries resulting in a Loss aggregating $2,500,000 (or the Equivalent Amount in other currencies) or more;

(c) (i) any proposed acquisition of stock, assets or property by the Borrower or any of its Subsidiaries that could reasonably be expected to result in material Environmental Liability, and (ii) any spillage, leakage, discharge, disposal, leaching, migration or release of any Hazardous Material by the Borrower or any of its Subsidiaries required to be reported to any Governmental Authority or that could reasonably be expected to result in material Environmental Liability;

(d) the assertion of any Claim under any Environmental Law by any Person against, or with respect to the activities of, the Borrower or any of its Subsidiaries and any alleged liability or non-compliance with any Environmental Laws or any permits, licenses or authorizations issued pursuant to Environmental Laws which could reasonably be expected to involve damages in excess of $2,500,000 (or the Equivalent Amount in other currencies) other than any such Claim or alleged violation that would not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

(e) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any of its Affiliates that would reasonably be expected to result in a Material Adverse Effect;

(f) (i) the intention of any ERISA Affiliate to file any notice of intent to terminate any Title IV Plan, a copy of such notice and (ii) the filing by any ERISA Affiliate of a request for a minimum funding waiver under Section 412 of the Code with respect to any Title IV Plan or Multiemployer Plan, in each case in writing and in reasonable detail (including a description of any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto);

(g) (i) the termination of any Permitted License that is material to the Product Commercialization and Development Activities or any Material Agreement, other than in accordance with its terms and not as a result of a breach or default, (ii) the receipt by the Borrower or any of its Subsidiaries of any notice of a breach or default (and a copy of such notice) under any Permitted License that is material to the Product Commercialization and Development Activities or any Material Agreement asserting a default by such Obligor or any of its Subsidiaries where such alleged default would permit such counterparty to terminate such Permitted License or Material Agreement, (iii) the entering into of (A) any new Material Agreement by any Obligor (and a copy thereof) or (B) any Permitted License that is material to the Product Commercialization and Development Activities or (iv) any material amendment to a Permitted License that is material to the Product Commercialization and Development Activities or Material Agreement that would be adverse in any material respect to the Lenders (and a copy thereof); provided, that the Borrower shall not be required to provide such notice if such documents become publicly available on “EDGAR” or the Borrower’s website within the time period notice would otherwise be required pursuant to this Section 8.02;

(h) any material change in accounting policies or financial reporting practices by the Borrower or any of its Subsidiaries (other than as required under GAAP);

(i) any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other material labor disruption against or involving an Obligor that could reasonably be expected to result in a Material Adverse Effect;

(j) any Contract entered into by the Borrower or any of its Subsidiaries in connection with any Claim of actual or alleged infringement, misappropriation or violation of any Intellectual Property by or against the Borrower or any of its Subsidiaries that is reasonably expected to result in material liability to or material disruption to the business of, or otherwise be material to, any Obligor or any of their Subsidiaries;

(k) the creation, development or other acquisition (including any in-bound exclusive licenses) of any Material Intellectual Property by the Borrower or any

Subsidiary after the Closing Date that is issued, registered or becomes issued, registered or the subject of an application for issuance or registration with the any Governmental Authority; provided that, with respect to any such Material Intellectual Property created, developed or acquired (including through any in-bound exclusive license) in any fiscal year, notice thereof pursuant to this Section 8.02(k) shall be made in accordance with the timing of the financial statements for such fiscal year required pursuant to Section 8.01(b);

(l) any change to any Obligor’s or any of its Subsidiaries’ ownership of any Controlled Account, by delivering the Administrative Agent a notice setting forth a complete and correct list of all such accounts as of the date of such change; and

(m) any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. Nothing in this Section 8.02 is intended to waive, consent to or otherwise permit any action or omission that is otherwise prohibited by this Agreement or any other Loan Document.

8.03 Existence. Such Obligor shall, and shall cause each of its Subsidiaries to, preserve, renew and maintain in full force and effect its legal existence; provided that the foregoing shall not prohibit any merger, amalgamation, consolidation, liquidation or dissolution permitted under Section 9.03 or any Asset Sale permitted under Section 9.09.

8.04 Payment of Obligations. Such Obligor will, and will cause each of its Subsidiaries to, pay and discharge its obligations, including (i) all material Taxes, fees, assessments and governmental charges or levies imposed upon it or upon its properties or assets prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon any properties or assets of the Borrower or any of its Subsidiaries not constituting a Permitted Lien, except to the extent such Taxes, fees, assessments or governmental charges or levies or such claims are being contested in good faith by appropriate proceedings and are adequately reserved against in accordance with GAAP and (ii) all lawful claims which, if unpaid, would by law become a Lien upon its property not constituting a Permitted Lien.

8.05 Insurance. Such Obligor will, and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. Upon the request of the Administrative Agent, the Borrower shall furnish the Administrative Agent from time to time with (i) material information as to the insurance carried by it and, if so requested, copies of all such insurance policies and (ii) a certificate from the Borrower’s insurance broker or other insurance specialist stating that all premiums then due on the policies relating to insurance on the Collateral have been paid and that such policies are in full force and effect. Receipt of notice of termination or cancellation of any such insurance policies or reduction of coverages or amounts thereunder shall entitle the Secured

Parties to renew any such policies, cause the coverages and amounts thereof to be maintained at levels required pursuant to the first sentence of this Section 8.05 or otherwise to obtain similar insurance in place of such policies, in each case, the Borrower will be responsible for the reasonable and documented cost of such insurance (to be payable on demand). The amount of any such reasonable and documented expenses shall accrue interest at the same rate as Loans hereunder if not paid on demand and shall constitute “Obligations.” Such Obligor shall cause each such policy of insurance (with respect to each such policy outstanding as of the Closing Date, within the time period set forth in Section 8.18) to (i) name the Administrative Agent, on behalf of the Secured Parties, as an additional insured thereunder as its interests may appear, and (ii) in the case of each casualty insurance policy (including business interruption, if any) contain a lender loss payable clause or endorsement naming the Administrative Agent, on behalf of the Secured Parties, as loss payee thereunder and providing for at least twenty (20) days’ (ten (10) days’ in the case of nonpayment of premium) prior written notice to the Administrative Agent of any cancellation of such policy, and otherwise reasonably satisfactory in form and substance to the Administrative Agent.

8.06 Books and Records; Inspection Rights. Such Obligor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct (in all material respects) entries are made of all dealings and transactions in relation to its business and activities. Such Obligor will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or the Lenders, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition (financial or otherwise) with its officers and independent accountants (so long as a representative of the Borrower is provided a reasonable opportunity to participate in any such discussion), during normal business hours (but not more often than once per year in total for all such visits and inspections unless an Event of Default has occurred and is continuing) as the Administrative Agent or the Lenders may reasonably request; provided that such representative shall use its commercially reasonable efforts to minimize disruption to the business and affairs of the Borrower as a result of any such visit, inspection, examination or discussion. Notwithstanding anything to the contrary contained herein or any other provision of the Loan Documents, no Obligor nor any of its Subsidiaries will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes Trade Secrets or proprietary information, (ii) in respect of which disclosure to any Lender (or their respective representatives or contractors) is prohibited by any applicable Law or any binding agreement with a third party (so long as such agreement is not entered into in contemplation of this Agreement) or (iii) that is subject to attorney-client or similar privilege, which could reasonably be expected to be lost or forfeited if disclosed to the Administrative Agent or any Lender. The Borrower shall pay all reasonable and documented costs of all such inspections.

8.07 Compliance with Laws and Other Obligations. Such Obligor will, and will cause each of its Subsidiaries to, (i) comply with all Laws (including Anti-Terrorism Laws, Sanctions and Environmental Laws) applicable to it and its business activities, (ii) comply in all material respects with all Healthcare Laws and Governmental Approvals (including Product Authorizations) applicable to it and its business activities and (iii) maintain in full force and effect, remain in compliance with, and perform all obligations under all Material Agreement to which it is a party, except, in the case of clause (i) and (iii) above, where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Each Obligor shall maintain in effect and enforce policies and procedures reasonably designed to promote compliance by such Obligor, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Terrorism Laws and Sanctions.

8.08 Maintenance of Properties, Etc. Such Obligor shall, and shall cause each of its Subsidiaries to, maintain and preserve all of its assets and properties, including all assets and properties, whether tangible or intangible, relating to its Products or Product Commercialization and Development Activities, necessary or useful in the conduct of its business in good working order and condition in accordance with the general practice of other Persons of similar character and size, ordinary wear and tear and damage from casualty or condemnation excepted and except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

8.09 Licenses. Such Obligor shall, and shall cause each of its Subsidiaries to, obtain and maintain all Governmental Approvals necessary in connection with the execution, delivery and performance of the Loan Documents, the consummation of the Transactions or the operation and conduct of its business and ownership of its properties (including its Product Commercialization and Development Activities), except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

8.10 Use of Proceeds. The proceeds of the Loans will be used only as provided in Section 2.05. No part of the proceeds of the Loans will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X.

8.11 Certain Obligations Respecting Subsidiaries; Further Assurances.

(a) Subsidiary Guarantors, etc. Subject to clauses (c) and (d) below, in the event that the Borrower or any of its Subsidiaries shall form or acquire any new Subsidiary, the Borrower shall concurrently with such formation or acquisition:

(i) cause such new Subsidiary to become a “Subsidiary Guarantor” hereunder pursuant to a Guarantee Assumption Agreement and a “Grantor” under the Security Agreement;

(ii) take such action or cause such Subsidiary to take such action (including joining the Security Agreement and delivering shares of stock together with undated transfer powers executed in blank, applicable control agreements and other instruments) as shall be reasonably necessary or desirable or reasonably requested by the Administrative Agent in order to create and perfect, in favor of the Administrative Agent, for the benefit of the Secured Parties, valid and enforceable first priority Liens (subject only to Permitted Priority Liens) on substantially all of the personal property of such new Subsidiary as collateral security for the Obligations hereunder as and when required by the terms of the Security Agreement; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents and the Intercompany Subordination Agreement;

(iii) to the extent that the parent of such Subsidiary is not a party to the Security Agreement or has not otherwise pledged Equity Interests in its Subsidiaries in accordance with the terms of the Security Agreement and this Agreement, cause the parent (if possible) of such Subsidiary to execute and deliver a pledge agreement in favor of the Administrative Agent, for the benefit of the Secured Parties, in respect of all outstanding issued shares of such Subsidiary;

(iv) deliver such proof of corporate action, incumbency of officers, and other applicable documents as is consistent with those delivered by each Obligor pursuant to Section 6.01 or as the Administrative Agent shall reasonably request; and

(v) cause each new Subsidiary to become a party to the Intercompany Subordination Agreement.

(b) Further Assurances. Subject to clause (c) and (d) below:

(i) such Obligor will take such action from time to time as shall reasonably be requested by the Administrative Agent to effectuate the purposes and objectives of this Agreement and the Security Agreement;

(ii) in the event that such Obligor creates, develops or otherwise acquires Intellectual Property during the term of this Agreement, then the provisions of this Agreement and the Security Agreement shall and hereby does automatically apply thereto and any such Intellectual Property shall automatically constitute and hereby does constitute part of the Collateral under the Security Documents, without further action by any party, in each case from and after the date of such creation, development or acquisition;

(iii) without limiting the generality of the foregoing, each Obligor will, and will cause each Person that is required to be a Subsidiary Guarantor to, take such action from time to time (including joining the Security Agreement and delivering shares of stock together with undated transfer powers executed in blank, applicable control agreements and other instruments) as shall be reasonably requested by the Administrative Agent to create, in favor of the Secured Parties, perfected security interests and Liens in substantially all of the personal property (other than Excluded Assets (as defined in the Security Agreement)) of such Obligor as collateral security for the Obligations as and when required by the terms of the Loan Documents; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents; provided, further that, without limiting the right of the Administrative Agent to require a Lien or security interest in any newly acquired or created Subsidiary or asset, upon the prior written request of the Borrower, the Borrower and the Administrative Agent shall consult, in good faith, as to whether the cost of obtaining a Lien or security interest thereon would be unreasonably excessive relative to the benefit thereof. Notwithstanding anything to the contrary herein or in any other Loan Document, none of the Obligors and their respective Subsidiaries shall be required to take any action in any non-U.S. jurisdiction or required by the Laws of any non-U.S. jurisdiction to create any security interests in assets located or titled outside of the United States or to perfect or make enforceable any security interests in any such assets (it being understood that there shall be no security agreements, pledge agreements or other collateral documents governed under the laws of any jurisdiction other than the United States, any State thereof or the District of Columbia); and

(iv) promptly (and in any event within ten (10) Business Days) following the acquisition by any Obligor following the Closing Date of any fee interest in real property or lessee interest under a ground lease having a value in excess of $10,000,000, such Obligor shall notify Administrative Agent of such fact and shall, if so requested by Administrative Agent, within sixty (60) days following such request by Administrative Agent (or such longer period as agreed by Administrative Agent in its reasonable discretion), with respect to any such owned or leased real estate, deliver or cause to be delivered to Administrative Agent the following (collectively, “Mortgage Deliverables”): (A) a mortgage or deed of trust, as applicable, in form and substance reasonably satisfactory to Administrative Agent, executed by the title holder thereof and recorded in the applicable jurisdiction, granting Administrative Agent, on behalf of the Lenders, a first priority Lien on the fee or lessee interest in such real estate, (B) a lender’s title insurance policy issued by a title insurer reasonably satisfactory to Administrative Agent in form and substance and in amounts reasonably satisfactory to Administrative Agent insuring Administrative Agent’s, for itself and on behalf of the Lenders, first priority Lien in the fee or lessee interest in such real estate, free and clear of all defects and encumbrances except Permitted Liens, (C) a current ALTA survey, certified to Administrative Agent, for itself and on behalf of the Lenders, by a licensed surveyor, in form and substance reasonably satisfactory to Administrative Agent, or survey affidavits sufficient to allow the issuer of the lender’s title insurance policy to issue such policy without a survey exception, (D) a certificate, in form and substance reasonably acceptable to Administrative Agent, to Administrative Agent from a national certification agency acceptable to Administrative Agent, indicating whether such real estate is located in a special flood hazard area and (E) legal opinions in form and substance reasonably acceptable to Administrative Agent from one or more law firms reasonably acceptable to Administrative Agent opining as to due execution, authority, noncircumvention, recordability, perfection and enforceability of such mortgage or deed of trust.

(c) CFCs, etc. Notwithstanding any term or provision of this Agreement to the contrary notwithstanding, (x) no Subsidiary that is a (i) CFC, (ii) CFC Holding Company or (iii) Domestic Subsidiary of either of the foregoing, shall be required to become a Subsidiary Guarantor, and (y) the Obligors shall not be required to pledge (or cause to be pledged) to the Administrative Agent, for the benefit of the Secured Parties, Equity Interests of any Subsidiary representing, in the aggregate, more than sixty-five percent (65%) of the Equity Interests of any CFC or CFC Holding Company. The Borrower shall not form or acquire any Subsidiary that is a CFC, CFC Holding Company or Domestic Subsidiary of either of the foregoing.

8.12 Termination of Non-Permitted Liens. In the event that any Obligor shall become aware of, or be notified by the Administrative Agent or any Lender of the existence of, any outstanding Lien against any assets or property of such Obligor or any of its Subsidiaries, which Lien is not a Permitted Lien, such Obligor shall use its commercially reasonable efforts to promptly terminate or cause the termination of such Lien. This provision shall not limit any rights or remedies the Administrative Agent and Lenders have upon the occurrence and during the continuance of an Event of Default.

8.13 Board Materials. The Borrower shall deliver to the Administrative Agent: (i) copies of any agenda and other written materials provided to the board of directors (or any committee thereof) of the Borrower prior to any meeting of the board of directors (or such committee thereof), at or reasonably promptly after such materials are furnished to the members of the board of directors (or such committee thereof), (ii) copies of all minutes of meetings of the board of directors (or any committee thereof) of the Borrower at or promptly after such minutes are furnished to the members of the board of directors (or such committee thereof), (iii) copies of all material written consents duly passed by the board of directors (or any committee thereof) of the Borrower and (iv) copies of any regular periodic materials presented to the board of directors (or any committee thereof) of the Borrower reporting on the current, past or future financial performance and business and operations of the Borrower or any of its Subsidiaries (which shall include, among other things, development updates with respect to material Products, and updates with respect to material events relating to other Material Agreements), at or promptly upon presentation of such materials to the board of directors (or such committee thereof); provided that any such material may be redacted by the Borrower to exclude (A) any confidential information relating to executive compensation, (B) minutes and other materials prepared exclusively for executive sessions of the independent directors of the board of directors or any committee thereof, (C) information to the extent this Agreement, the transactions contemplated by this Agreement, the Oaktree Lender or the Administrative Agent is the subject of such information, (D) any information with respect to which the Borrower has determined in good faith such exclusion or redaction is reasonably necessary to preserve attorney-client privilege with respect to any matter, or such exclusion or redaction is otherwise required to comply with applicable laws or regulations, (E) any information that would raise a conflict of interest with the Oaktree Lender or the Administrative Agent or (F) individually identifiable health information (as defined by HIPAA) or other confidential information relating to healthcare patients; provided, further that such redactions are restricted so as to be only as extensive as is reasonably necessary in order to exclude information described in clauses (A) through (F).

8.14 Milestones. Such Obligor shall, and shall cause each of its Subsidiaries to, satisfy the requirements with respect to each Milestone (including by the time, to the extent, and in the manner required thereby), or as otherwise agreed to by the Administrative Agent in writing.

8.15 Maintenance of Regulatory Approvals, Contracts, Intellectual Property, Etc. With respect to the Products and all Product Commercialization and Development Activities, such Obligor will, and will cause each of its Subsidiaries (to the extent applicable) to, (i) maintain in full force and effect all Regulatory Approvals, Material Agreements, Material Intellectual Property and other rights, interests or assets (whether tangible or intangible) reasonably necessary for the operations of such Person’s business, except as would not reasonably be expected to have a Material Adverse Effect, (ii) maintain in full force and effect, and pay all costs and expenses relating to, such Regulatory Approvals, Material Agreements and Material Intellectual Property owned, used or controlled by such Obligor or any such Subsidiary that are used in or necessary for any related Product Commercialization and Development Activities, except as would not be reasonably expected to have a Material Adverse Effect, (iii) promptly after obtaining knowledge thereof, notify the Administrative Agent of any infringement, misappropriation or other violation by any Person of such Obligor’s or any such Subsidiaries’ Intellectual Property, which infringement, misappropriation or other violation is or could reasonably be expected to be material to the business of such Obligor (including any Product Commercialization and Development Activities), and stop, curtail or abate such infringement, misappropriation or violation if, and to the extent, determined appropriate by the Borrower in the exercise of its prudent business judgment and (iv) promptly after obtaining knowledge thereof, notify the Administrative Agent of any Claim by any Person that the conduct of the business of any Obligor or any of its Subsidiaries, including in connection with any Product Commercialization and Development Activities, has infringed, misappropriated or violated any Intellectual Property of such Person, where such Claim could reasonably be expected to have a Material Adverse Effect.

8.16 ERISA Compliance. Such Obligor shall comply, and shall cause each of its Subsidiaries to comply, with the provisions of ERISA with respect to any Plans to which such Obligor or such Subsidiary is a party as an employer, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

8.17 Cash Management. Such Obligor shall, and shall cause each of its Subsidiaries to:

(a) at all times after the Account Control Agreement Completion Date, cause each deposit account, disbursement account, investment account (or other similar account) and lockbox of any Obligor maintained within the U.S. (in each case, other than any Excluded Accounts) to be subject at all times to an account control agreement between the applicable Obligor, the Administrative Agent and the applicable depositary institution in favor of the Administrative Agent in form and substance reasonably acceptable to the Administrative Agent (each such deposit account, disbursement account, investment account (or similar account) and lockbox, a “Controlled Account”) that (A) ensures, to the extent necessary under applicable law, the perfection of a first priority security interest in favor of the Administrative Agent on such Controlled Account, (B) provides that, upon written notice from the Administrative Agent, such depositary institution shall comply with instructions originated by the Administrative Agent directing disposition of the funds in such Controlled Account without further consent of the applicable Obligor and (C) may not be terminated without prior written consent of the Administrative Agent; and

(b) at any time after the occurrence and during the continuance of an Event of Default, at the request of the Administrative Agent, each Obligor shall cause all payments constituting proceeds of accounts to be directed into lockbox accounts under agreements in form and substance reasonably satisfactory to the Administrative Agent.

8.18 Post-Closing Obligations.

(a) Controlled Accounts. Within sixty (60) days following the Closing Date (or such longer period of time as agreed by the Administrative Agent in its sole discretion) (the “Account Control Agreement Completion Date”), the Administrative Agent shall have received evidence that (i) all deposit accounts, lockboxes, disbursement accounts, investment accounts or other similar accounts (other than Excluded Accounts) of each Obligor located within the U.S. are Controlled Accounts to the extent required to comply with the requirement of Section 8.17;

(b) Within sixty (60) days following the Closing Date (or such longer period of time as agreed by the Administrative Agent in its sole discretion), all such insurance policies required pursuant to each Loan Document shall name the Administrative Agent (for its benefit and the benefit of the Lenders) loss payee or additional insured, as applicable, and provide that no cancellation of the policies will be made without at least twenty (20) days’ (ten (10) days’ in the case of nonpayment of premium) prior written notice to the Administrative Agent.

(c) Within ninety (90) days following the Closing Date (or such longer period of time as agreed by the Administrative Agent in its sole discretion), Borrower shall use commercially reasonable efforts to obtain a Landlord Consent with respect to the leased property at 201 Elliott Ave W, Suite 260, Seattle, WA 98119.

(d) Within thirty (30) days following the Closing Date (or such longer period of time as agreed by the Administrative Agent in its sole discretion), Borrower shall deliver to the Administrative Agent the original stock certificate representing equity interests of Impel NeuroPharma Australia PTY Ltd.

8.19 Blocked Account. At all times on and after the Second Amendment Effective Date, the Borrower shall cause not less than $4,500,000 to be held in a Controlled Account free and clear of all Liens, other than Liens granted hereunder in favor of the Administrative Agent and Liens permitted under Section 9.02(f), or Section 9.02(i). On or prior to September 8, 2023, the Borrower shall cause such funds to be transferred to a Controlled Account free and clear of all Liens, other than Liens granted hereunder in favor of the Administrative Agent and Liens permitted under Section 9.02(f), or Section 9.02(i), that is subject to a “blocked” account control agreement between the Borrower, the Administrative Agent and the applicable depositary institution in favor of the Administrative Agent in form and substance reasonably acceptable to the Administrative Agent. In the event that the Borrower notifies the Administrative Agent in good faith that the Borrower expects to commence proceedings under chapter 11 of the Bankruptcy Code and requires the funds in such blocked account in order to finance preparations for such proceedings, including advance retainer payments, then, so long as the Borrower has not willfully taken any action that constitutes an Event of Default hereunder (other than the Specified Default and other than as a result of any violation of Section 8.14, Section 10.02 or Section 11.01(g)) (a “Willful Breach”), the Administrative Agent shall promptly take such actions as Borrower may reasonably request (including permitting the transfer of such funds to any other Controlled Account that is subject to “springing” control and is not subject to a current block) to release the funds in such blocked account to the Borrower to be used exclusively for the purpose of such preparations, including advance retainer payments. For the avoidance of doubt, (i) the Administrative Agent shall not be permitted to use, set off against or sweep the funds in such blocked account under any circumstance unless the Borrower has engaged in a Willful Breach, (ii) the Administrative Agent shall release such funds from the blocked account to the Borrower even if a Default or Event of Default has occurred and is continuing (other than any Willful Breach), and (iii) upon notifying the Administrative Agent in good faith that the Borrower expects to commence proceedings under chapter 11 of the Bankruptcy Code and requires the funds in such blocked account in order to finance preparations for such proceedings, including advance retainer payments, there shall be no restrictions on the Borrower’s right to use or access such funds so long as no Willful Breach has occurred.

8.20 Equity Financing. From and after the Second Amendment Effective Date, subject to applicable Law and the fiduciary duties of the Borrower’s board of directors, including securities laws and disclosure requirements, the Borrower shall use its best efforts to consummate primary equity financings for the sale of common stock, whether through at-the-market offerings or otherwise. In the event the Borrower receives aggregate cash proceeds from one or more such equity financings after the Second Amendment Effective Date that exceed $2,000,000 (such excess proceeds, “Excess Equity Proceeds”), any remaining Tranche B Commitments shall be automatically and permanently reduced on a dollar-for-dollar basis by the amount of such Excess Equity Proceeds.

Section 9.
NEGATIVE COVENANTS

Each Obligor covenants and agrees with the Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than inchoate indemnification and expense reimbursement obligations for which no claim has been made), have been indefeasibly paid in full in cash:

9.01 Indebtedness. Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, whether directly or indirectly, except:

(a) the Obligations;

(b) [Reserved];

(c) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the Ordinary Course of such Obligor’s or such Subsidiary’s business in accordance with customary terms and paid within ninety days of the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

(d) Indebtedness consisting of guarantees resulting from the endorsement of negotiable instruments for collection in the Ordinary Course;

(e) Indebtedness of an Obligor owing to any other Obligor, in each case, subject to the Intercompany Subordination Agreement;

(f) Indebtedness of any Subsidiary that is not an Obligor owing to any other Subsidiary that is not an Obligor;

(g) [Reserved];

(h) [Reserved];

(i) Guarantees by any Obligor of Permitted Indebtedness of any other Obligor;

(j) Ordinary Course Capital Lease Obligations and purchase money Indebtedness; provided that (i) if secured, the collateral therefor consists solely of the assets being financed, the products and proceeds thereof and books and records related thereto and (ii) the outstanding principal amount of such Indebtedness does not exceed $5,000,000 in the aggregate at any time;

(k) Indebtedness under Permitted Hedging Agreements;

(l) [Reserved];

(m) [Reserved];

(n) [Reserved];

(o) other Indebtedness not for borrowed money in an aggregate outstanding principal amount not to exceed $50,000 (or the Equivalent Amount in other currencies);

(p) [Reserved];

(q) Indebtedness in respect of letters of credit, bank guarantees, bankers’ acceptances or similar instruments issued or created, or related to obligations or liabilities incurred, in the Ordinary Course, in respect of workers compensation claims, health, disability or other employee benefits or property, leases, commercial contracts, casualty or liability insurance or self-insurance or other reimbursement-type obligations regarding workers compensation claims;

(r) Indebtedness arising in connection with the financing of insurance premiums in the Ordinary Course; and

(s) Indebtedness in respect of netting services, overdraft protections, business credit cards, purchasing cards, payment processing, automatic clearinghouse arrangements, arrangements in respect of pooled deposit or sweep accounts, check endorsement guarantees, and otherwise in connection with deposit accounts or cash management services in each case in the Ordinary Course.

9.02 Liens. Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property now owned by it or such Subsidiary, except:

(a) Liens securing the Obligations;

(b) [Reserved];

(c) Liens securing Indebtedness permitted under Section 9.01(j); provided that such Liens are restricted solely to the collateral described in Section 9.01(j);

(d) Liens imposed by any Law arising in the Ordinary Course, including (but not limited to) carriers’, warehousemen’s, suppliers’, landlords’, and mechanics’ liens, liens relating to leasehold improvements and other similar Liens arising in the Ordinary Course which (x) do not in the aggregate materially detract from the value of the property subject thereto or materially impair the use thereof in the operations of the business of such Person and would not otherwise constitute an Event of Default or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject to such Liens and for which adequate reserves have been made if required in accordance with GAAP;

(e) pledges or deposits made in the Ordinary Course in connection with bids, contract leases, appeal bonds, workers’ compensation, unemployment insurance or other similar social security legislation;

(f) Liens securing Taxes, assessments and other governmental charges, the payment of which is either (i) not yet due and payable or (ii) is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made;

(g) servitudes, easements, rights of way, restrictions and other similar encumbrances on real property imposed by any Law and Liens consisting of zoning or building restrictions, easements, licenses, restrictions on the use of real property or minor imperfections in title thereto which, in the aggregate, are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors or any of their Subsidiaries;

(h) with respect to any real property, (i) such defects or encroachments as might be revealed by an up-to-date survey of such real property; (ii) the reservations, limitations, provisos and conditions expressed in the original grant, deed or patent of such property by the original owner of such real property pursuant to all applicable Laws; and (iii) rights of expropriation, access or user or any similar right conferred or reserved by or in any Law, which, in the aggregate for clauses (i), (ii) and (iii), are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors or its Subsidiaries;

(i) Bankers liens, rights of setoff and similar Liens incurred on deposits or other assets credited to any deposit or securities account made in the Ordinary Course;

(j) [Reserved];

(k) Liens securing Indebtedness permitted under Sections 9.01(q), (r) and (s).

(l) any judgment lien or lien arising from decrees or attachments not constituting an Event of Default;

(m) Liens arising from precautionary UCC financing statement filings regarding operating leases of personal property and consignment arrangements entered into in the Ordinary Course;

(n) other Liens not securing borrowed money which secure obligations in an aggregate amount not to exceed $50,000 (or the Equivalent Amount in other currencies) at any time outstanding;

(o) [Reserved];

(p) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods and incurred in the Ordinary Course;

(q) Permitted Licenses;

(r) Liens on cash and Cash Equivalents securing obligation under Permitted Hedging Agreements;

(s) (i) Liens to secure payment of workers’ compensation, employment insurance, old age pensions, social security and other like obligations incurred in the Ordinary Course (other than Liens imposed by ERISA) and (ii) deposits in respect of letters of credit, bank guarantees or similar instruments issued for the account of any Obligor or any Subsidiary in the Ordinary Course supporting obligations of the type set forth in clause (i) above;

(t) [Reserved];

(u) interests of licensors under inbound licenses to any Obligor; and

(v) the interests of sub-lessees under subleases of real property and statutory or common law Liens of landlords;

provided that no Lien otherwise permitted under any of the foregoing clauses (c), (d), (e) and (g) through 9.02(p) of this Section 9.02 shall apply to any Material Intellectual Property.

9.03 Fundamental Changes and Acquisitions. Such Obligor will not, and will not permit any of its Subsidiaries to, (i) enter into any transaction of merger, amalgamation or consolidation (or otherwise merge, amalgamate or consolidate), (ii) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (iii) sell or issue any of its Disqualified Equity Interests or (iv) make any Acquisition or otherwise acquire any business or substantially all the property from, or Equity Interests of, or be a party to any Acquisition of, any Person

9.04 Lines of Business. Such Obligor will not, and will not permit any of its Subsidiaries to, engage in any business other than the business engaged in on the date hereof by such Persons.

9.05 Investments. Such Obligor will not, and will not permit any of its Subsidiaries to, make, directly or indirectly, or permit to remain outstanding any Investments except:

(a) [Reserved];

(b) operating deposit accounts with banks (or similar deposit-taking institutions) and securities accounts that, in the case maintained by Obligors, shall, after the Account Control Agreement Completion Date, be, Controlled Accounts (unless such accounts constitute Excluded Accounts);

(c) extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services in the Ordinary Course;

(d) Permitted Cash Equivalent Investments;

(e) Investments by an Obligor (i) in another Obligor, or (ii) in a Subsidiary that is not an Obligor; provided that no Investment shall be made pursuant to this clause (ii) on or after the First Amendment Effective Date.

(f) Investments by a Subsidiary that is not an Obligor in any other Subsidiary that is not an Obligor;

(g) Investments permitted by Borrower’s investment policy as approved in writing (including any amendments thereto) by the Administrative Agent following the Closing Date;

(h) Investments consisting of prepaid expenses, deposits under commercial contracts for the purchase of assets permitted under this Agreement, negotiable instruments held for collection or deposit, security deposits with utilities, landlords and other like Persons and deposits in connection with workers’ compensation and similar deposits, in each case, made in the Ordinary Course, and other deposits and cash collateral constituting Permitted Liens;

(i) non-cash loans to employees, officers, or directors relating to the purchase of Equity Interests of the Borrower pursuant to employee stock purchase plans or agreements;

(j) Investments received in connection with any Insolvency Proceedings in respect of any customers, suppliers or clients and in settlement of delinquent obligations of, and other disputes with, customers, suppliers or clients;

(k) the increase in value of any Investment otherwise permitted pursuant to this Section 9.05;

(l) [Reserved];

(m) [Reserved];

(n) [Reserved];

(o) Permitted Hedging Agreements;

(p) [Reserved];

(q) Investments consisting of the non-cash portion of the sales consideration received by the Borrower or any of its Subsidiaries in connection with any Asset Sale permitted under Section 9.09;

(r) [Reserved];

(s) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

Notwithstanding anything in this Agreement to the contrary, (i) the Borrower shall not, and shall not permit any of its Subsidiaries to (x) directly or indirectly transfer, contribute, sell, assign, lease or sublease, license or sublicense, or otherwise dispose of, any Material Intellectual Property to any Person other than the Borrower or a Subsidiary Guarantor, other than pursuant to Permitted Licenses or (y) permit any Person other than the Borrower or a Subsidiary Guarantor to hold any interest in such Material Intellectual Property (other than (A) pursuant to non-exclusive intercompany licenses or Permitted Licenses or (B) as permitted by Section 9.09(g)), and (ii) no Material Intellectual Property shall be contributed as an Investment to any Subsidiary other than a Subsidiary Guarantor (other than Permitted Licenses).

9.06 Restricted Payments. Such Obligor will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment; provided that the following Restricted Payments shall be permitted so long as no Default or Event of Default has occurred and is continuing or could reasonably be expected to occur or result from such Restricted Payment:

(a) dividends with respect to the Borrower’s Equity Interests payable solely in shares of its Qualified Equity Interests (or the equivalent thereof);

(b) [Reserved];

(c) dividends paid by (x) any Subsidiary to any Obligor or (y) by any Subsidiary that is not an Obligor to another Subsidiary in respect of its equity interests;

(d) [Reserved];

(e) cashless repurchases of Equity Interests deemed to occur upon exercises of options and warrants;

(f) cash payments made by the Borrower to redeem, purchase, repurchase or retire its obligations under options, warrants and convertible securities, in each case to purchase, or convertible into common stock, of the Borrower, issued by it, in each case, solely in the nature of cash payments in lieu of fractional shares, in accordance with the terms thereof; or

Borrower may acquire (or withhold) its Equity Interests pursuant to any employee stock option or similar plan to pay withholding taxes for which Borrower is liable in respect of a current or former officer, director, employee, member of management or consultant upon such grant or award (or upon vesting or exercise thereof) and the Borrower may make deemed repurchases in connection with the exercise of stock options.

9.07 Payments of Indebtedness. Such Obligor will not, and will not permit any of its Subsidiaries to, make any payments in respect of any Indebtedness other than (i) payments of the Obligations, (ii) scheduled payments of other Indebtedness to the extent permitted pursuant to the terms, if any, of any applicable subordination or intercreditor agreement in respect of the Obligations, and (iii) intercompany indebtedness permitted under Section 9.01, (iv) Indebtedness permitted to be incurred under Sections 9.01(b), (j), (k), (l), (o), (q), and (t), (v) Indebtedness permitted to be incurred under Section 9.01(p); provided that any such payments shall only be made or settled in Equity Interests and cash in lieu of fractional shares (as well as cash to pay any accrued interest on the date of any payment made in Equity Interests), and (vi) scheduled payments of interest on such Indebtedness permitted pursuant to Section 9.01(p).

9.08 Change in Fiscal Year. Such Obligor will not, and will not permit any of its Subsidiaries to, change the last day of its fiscal year from that in effect on the date hereof without the prior written consent of Administrative Agent, except to change the fiscal year of a Subsidiary acquired in connection with an Acquisition to conform its fiscal year to that of the Borrower.

9.09 Sales of Assets, Etc. Such Obligor will not, and will not permit any of its Subsidiaries to, sell, lease or sublease (as lessor or sub-lessor), sale and leaseback, assign, convey, exclusively license (in terms of geography or field of use), transfer, or otherwise dispose of any of its businesses, assets or property of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired (including accounts receivable and Equity Interests of Subsidiaries), or forgive, release or compromise any amount owed to such Obligor or Subsidiary, in each case, in one transaction or series of transactions (any thereof, an “Asset Sale”), except:

(a) sales, transfers and other dispositions of receivables in connection with the compromise, settlement or collection thereof in the Ordinary Course;

(b) sales of inventory, including to end users (through wholesalers or other typical sales channels) or to distributors, in the Ordinary Course in an Arm’s-Length Transaction;

(c) the forgiveness, release or compromise of any amount owed to any Obligor or Subsidiary in the Ordinary Course;

(d) Permitted Licenses;

(e) transfers of assets, rights or property by any Subsidiary Guarantor to any other Obligor or any Subsidiary that is not an Obligor to an Obligor;

(f) dispositions (including by way of abandonment or cancellation) of any equipment and other tangible property that is obsolete or worn out, surplus or no longer used or useful in the business disposed of in the Ordinary Course (each as determined by such Obligor in its reasonable judgment);

(g) Asset Sales resulting from Casualty Events;

(h) the unwinding of any Hedging Agreements permitted by Section 9.05 pursuant to its terms;

(i) [Reserved];

(j) [Reserved];

(k) [Reserved];

(l) [Reserved];

(m) dispositions in the Ordinary Course consisting of the abandonment of Intellectual Property (other than Material Intellectual Property) which, in the reasonable good faith determination of Borrower, are not material to the conduct of the business of the Obligors and their Subsidiaries;

(n) [Reserved]; or

(o) the sale, transfer, issuance or other disposition of a de minimis number of shares of the Equity Interests of a CFC in order to qualify members of the governing body of such CFC if required by applicable Law.

9.10 Transactions with Affiliates. Such Obligor will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction to sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, unless such arrangement or transaction (i) is an Arm’s-Length Transaction, (ii) is of the kind which would be entered into by a prudent Person in the position of the Borrower with another Person that is not an Affiliate; provided that in connection with any such transaction involving aggregate consideration or payments of at least $1,000,000, such transaction shall have been approved by a majority of the directors serving on the Borrower’s board of directors that do not have any material direct or indirect financial interest in or with respect to such transaction, (iii) is between or among (x) one or more Obligors, on the one hand, and, on the other hand, one or more Obligors, (y) one or more Subsidiaries of the Obligors that are not Obligors, on the one hand, and, on the other hand, one or more Subsidiaries of the Obligors that are not Obligors and (z) one or more Obligors or their Subsidiaries that are not Obligors, on the one hand, and, on the other hand, one or more Obligors or their Subsidiaries that are Obligors (provided that, with respect to clause (z) only, the terms thereof are no less favorable to the Obligors than those that would be obtained in a comparable arm’s-length transaction with a non-affiliated Person), (iv) constitutes customary compensation and indemnification of, and other employment arrangements with, directors, officers, and employees of any Obligor or its Subsidiaries in the Ordinary Course, (v) constitutes payment of customary fees, reimbursement of expenses, and payment of indemnification to officers and directors and customary payment of insurance premiums on behalf of officers and directors by the Obligors or their Subsidiaries, in each case, in the ordinary course of business and (vi) are the transactions set forth on Schedule 7.19.

9.11 Restrictive Agreements. Such Obligor will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any Restrictive Agreement other than (i) restrictions and conditions imposed by applicable Laws or by the Loan Documents, (ii) Restrictive Agreements listed on Schedule 7.15, (iii) limitations associated with Permitted Liens or any document or instrument governing any Permitted Lien, (iv) any documentation governing Indebtedness referenced in clauses (n) of Section 9.01, (v) customary provisions in leases, Permitted Licenses and other Contracts restricting the assignment thereof or restricting the assignment or sublease or sublicense of the property leased, licensed or otherwise the subject thereof; (vi) any restrictions or conditions set forth in any agreement in effect at any time any Person becomes a Subsidiary (but not any modification or amendment expanding the scope of any such restriction or condition); provided that such agreement was not entered into in contemplation of such Person becoming a Subsidiary; (vii) restrictions or conditions in any Indebtedness permitted pursuant to Section 9.01 that is incurred or assumed by Subsidiaries that are not Obligors to the extent such restrictions or conditions are no more restrictive in any material respect than the restrictions and conditions in the Loan Documents; (viii) restrictions or conditions imposed by any agreement relating to purchase money Indebtedness and other secured Indebtedness or to leases and licenses permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness or the property leased or licensed; (ix) customary provisions in contracts for the disposition of any assets; provided that the restrictions in any such contract shall apply only to the assets or Subsidiary that is to be disposed of and such disposition is permitted hereunder; (x) customary provisions regarding confidentiality or restricting assignment, pledges or transfer of any Permitted License or any other agreement entered into in the Ordinary Course, (xi) customary restrictions or encumbrances in any agreement evidencing Permitted Convertible Debt that restricts the merger or consolidation of, or the sale of all or substantially all of the assets of, the Borrower or taken as a whole, are not more restrictive to the Obligors in any material respect than the comparable restrictions and encumbrances in the Loan Documents, taken as a whole (as reasonably determined by the a Responsible Officer of Borrower in good faith and as certified to by a certificate from such Responsible Officer delivered to the Administrative Agent); and (xii) restrictions or encumbrances in any agreement in effect at the time any Person becomes a Subsidiary, so long as (x) such agreement was not entered into in contemplation of such Person becoming a Subsidiary and (y) such restrictions or encumbrances do not extend beyond such Subsidiary or its assets.

9.12 Modifications and Terminations of Material Agreements and Organic Documents. Such Obligor will not, and will not permit any of its Subsidiaries to:

(a) waive, amend, terminate, replace or otherwise modify any term or provision of any Organic Document in any way or manner adverse to the interests of the Administrative Agent and the Lenders; or

(b) waive, amend, replace or otherwise modify any term or provision of any Permitted License in a manner materially adverse to the rights and remedies of the Administrative Agent and the Lenders hereunder; or

(c) (x) take or omit to take any action that results in the termination of, or permits any other Person to terminate, any Permitted License, Material Agreement or

Material Intellectual Property or (y) take any action that permits any Material Agreement or Material Intellectual Property to be terminated by any counterparty thereto prior to its stated date of expiration, in each such case if such action or omission could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

9.13 Outbound Licenses. Except as otherwise consented to in writing by the Administrative Agent (such consent not to be unreasonably withheld), no Obligor shall, nor shall it permit any of its Subsidiaries to, enter into or become or remain bound by any outbound license, covenant not to sue or other grant of rights or immunities under Intellectual Property owned by or licensed to any Obligor or any of its Subsidiaries, except for pursuant to Permitted Licenses.

9.14 Sales and Leasebacks. Except as otherwise consented to in writing by the Administrative Agent (such consent not to be unreasonably withheld), such Obligor will not, and will not permit any of its Subsidiaries to, become liable, directly or indirectly, with respect to any lease, whether an operating lease or a Capital Lease Obligation, of any property (whether real, personal, or mixed), whether now owned or hereafter acquired, (i) which such Person has sold or transferred or is to sell or transfer to any other Person and (ii) which such Obligor or Subsidiary intends to use for substantially the same purposes as property which has been or is to be sold or transferred.

9.15 Hazardous Material. Such Obligor will not, and will not permit any of its Subsidiaries to, use, generate, manufacture, install, treat, release, store or dispose of any Hazardous Material, except in compliance with all applicable Environmental Laws and as would not result in Environmental Liability, except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. If the Administrative Agent at any time has a reasonable basis to believe that there is any material violation by an Obligor of any Environmental Law or potential Environmental Liability that could be reasonably expected to result in a Material Adverse Effect, Obligor shall cause an environmental assessment of such condition to be prepared in form and substance reasonably acceptable to the Administrative Agent at the Borrower’s sole cost and expense, as the Administrative Agent may reasonably request.

9.16 Accounting Changes. Such Obligor will not, and will not permit any of its Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP.

9.17 Compliance with ERISA. No ERISA Affiliate shall cause or suffer to exist (i) any event that could result in the imposition of a Lien with respect to any Title IV Plan or Multiemployer Plan or (ii) any other ERISA Event that could, in the aggregate, reasonably be expected to result in a Material Adverse Effect. No Obligor or any of its Subsidiaries shall cause or suffer to exist any event that could result in the imposition of a Lien with respect to any Benefit Plan.

9.18 Sanctions; Anti-Corruption Use of Proceeds.

(a) Neither the Borrower or any of its Subsidiaries or their respective agents shall (i) conduct any business or engage in any transaction or dealing with any Sanctioned Person in violation of Sanctions, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Sanctioned Person;

(ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to any Sanctions; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any applicable Sanctions, the Patriot Act or any other Anti-Terrorism Law.

(b) The Borrower will not, directly or, to the knowledge of the Borrower, indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable anti-corruption Law, or (ii) (A) for the purpose of funding any activities or business of or with any Person, or in any Designated Jurisdiction, in violation of Sanctions or (B) in any manner that would result in a violation of Sanctions by any party to this Agreement.

9.19 Payments to Insiders. Notwithstanding anything to the contrary herein, neither the Borrower nor any of its Subsidiaries shall make any payments whether in cash, property or other consideration to any of its or their directors, officers, equityholders or any other Persons who are “insiders” pursuant to Section 101(31) of the Bankruptcy Code or Affiliates of any of the foregoing, in each case, other than (a) payments pursuant to the MIP, (b) Qualifying Advances, (c) payments pursuant to the Retention Plan, and (d) wages and salaries consistent with individual rates and salaries in effect prior to the Second Amendment Effective Date and sales commissions to sales people in accordance with the existing incentive compensation plan reviewed and approved by the Lenders, provided such payments are otherwise in the ordinary course of business and consistent with past practice. For the avoidance of doubt, payments to the Tranche B Specified Lenders in their capacity as such in accordance with the terms of this Agreement shall not constitute payments to “insiders” as contemplated above.

Section 10.
FINANCIAL COVENANTS

10.01 Minimum Liquidity. The Borrower shall, at all times, maintain the Minimum Liquidity Amount in cash or Permitted Cash Equivalent Investments in, at all times after the Account Control Agreement Completion Date one or more Controlled Accounts that is free and clear of all Liens, other than Liens granted hereunder in favor of the Administrative Agent and Liens permitted under Section 9.02(f), or Section 9.02(i).

10.02 Minimum Net Revenue and Product Units Sold. Commencing with the three-week period ending on September 15, 2023, and with respect to each subsequent three-week period thereafter ending on each Friday prior to the Maturity Date, (a) the Net Revenue of the Borrower and its Subsidiaries for such three-week period shall not be less than the amount set forth under “Covenant Net Revenue” on Schedule 10.02 for such period and (b) the number of Product units sold by the Borrower and its Subsidiaries shall not be less than the number set forth under “Covenant Units Sold” on Schedule 10.02 for such period.

Section 11.
EVENTS OF DEFAULT

11.01 Events of Default. Each of the following events shall constitute an “Event of Default”:

(a) Principal Payment Default. The Borrower shall fail to pay any principal of the Loan, when and as the same shall become due and payable, whether at the due date thereof, at a date fixed for prepayment thereof or otherwise.

(b) Other Payment Defaults. Any Obligor shall fail to pay interest or any other Obligation when and as the same shall become due and payable.

(c) Representations and Warranties. Any representation or warranty made or deemed made by or on behalf of any Obligor or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall: (i) prove to have been incorrect in any respect when made or deemed made to the extent that such representation or warranty contains any materiality or Material Adverse Effect qualifier; or (ii) prove to have been incorrect in any material respect when made or deemed made to the extent that such representation or warranty does not otherwise contain any materiality or Material Adverse Effect qualifier.

(d) Covenants. Any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document.

(e) Payment Default on Other Indebtedness. Any Obligor or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to any applicable grace or cure period as originally provided by the terms of such Material Indebtedness.

(f) Other Defaults on Other Indebtedness. (i) Any material breach of, or “event of default” or similar event under, any Contract governing any Material Indebtedness shall occur and such breach or “event of default” or similar event shall continue unremedied, uncured or unwaived after the expiration of any grace or cure period thereunder, or (ii) any event or condition occurs (x) that results in any Material Indebtedness becoming due prior to its scheduled maturity or (y) that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or prior to the final date of its original term; provided that this Section 11.01(f) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Material Indebtedness, (y) any conversion of any convertible

Indebtedness or satisfaction of any condition giving rise to or permitting a conversion of any convertible Indebtedness; provided that the Borrower has the right to settle any such Indebtedness into Equity Interests of the Borrower (and nominal cash payments in respect of fractional shares and cash payments in respect of accrued and unpaid interest) in accordance with the express terms or conditions thereof and (z) with respect to any Material Indebtedness consisting of Hedging Agreements, termination events or equivalent events pursuant to the terms of such Hedging Agreements and not as a result of any default thereunder by any Obligor or any Subsidiary.

(g) Insolvency, Bankruptcy, Etc.

(i) Any Obligor or any of its Subsidiaries becomes insolvent, or generally does not or becomes unable to pay its debts or meet its liabilities as the same become due, or admits in writing its inability to pay its debts generally, or declares any general moratorium on its indebtedness, or proposes a compromise or arrangement or deed of company arrangement between it and any class of its creditors.

(ii) Any Obligor or any of its Subsidiaries commits an act of bankruptcy or makes an assignment of its property for the general benefit of its creditors or makes a proposal (or files a notice of its intention to do so).

(iii) Any Obligor or any of its Subsidiaries institutes any proceeding seeking to adjudicate it an insolvent, or seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), or composition of it or its debts or any other relief, under any Law, whether U.S. or non-U.S., now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity, or files an answer admitting the material allegations of a petition filed against it in any such proceeding.

(iv) Any Obligor or any of its Subsidiaries applies for the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property.

(v) Any Obligor or any of its Subsidiaries takes any action, corporate or otherwise, to approve, effect, consent to or authorize any of the actions described in this Section 11.01(g), or otherwise acts in furtherance thereof or fails to act in a timely and appropriate manner in defense thereof.

(vi) Any petition is filed, application made or other proceeding instituted against or in respect of any Obligor or any of its Subsidiaries:

(A) seeking to adjudicate it as insolvent;

(B) seeking a receiving order against it;

(C) seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), deed of company arrangement or composition of it or its debts or any other relief under any Law, whether U.S. or non-U.S., now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity; or

(D) seeking the entry of an order for relief or the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property, and such petition, application or proceeding continues undismissed, or unstayed and in effect, for a period of forty-five (45) days after the institution thereof; provided that if an order, decree or judgment is granted or entered (whether or not entered or subject to appeal) against such Obligor or such Subsidiary thereunder in the interim, such grace period will cease to apply; provided, further, that if such Obligor or Subsidiary files an answer admitting the material allegations of a petition filed against it in any such proceeding, such grace period will cease to apply.

(vii) Any other event occurs which, under the Laws of any applicable jurisdiction, has an effect equivalent to any of the events referred to in this Section 11.01(g).

(h) Judgments. One or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 (or the Equivalent Amount in other currencies) (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has not denied coverage) shall be rendered against any Obligor or any of its Subsidiaries or any combination thereof and the same shall remain undischarged for a period of forty-five (45) calendar days during which execution shall not be effectively stayed, bonded pending appeal, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Obligor to enforce any such judgment.

(i) ERISA. An ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount in excess of $10,000,000 (or the Equivalent Amount in other currencies).

(j) Change of Control. A Change of Control shall have occurred.

(k) [Reserved].

(l) Regulatory Matters, Etc. If any of the following occurs: (i) the FDA or any other Regulatory Authority initiates enforcement action against, or issues a warning letter with respect to, any Obligor, any Product or any manufacturing facilities for Trudhesa (the “Specified Products”) that causes any Obligor to discontinue or withdraw, or could reasonably be expected to cause any Obligor to discontinue or withdraw, marketing or sales of any Specified Product, or causes a delay in the manufacture or sale of any Specified Product, which discontinuance or delay could reasonably be expected to last for more than forty five (45) days and would reasonably be expected to result in a Material Adverse Effect, or (ii) a recall of any Specified Product that has generated or is expected to generate at least $10,000,000 (or the Equivalent Amount in other currencies) in revenue for the Borrower and its Subsidiaries for sales or licenses to third parties over any period of twelve (12) consecutive months or (iii) any Obligor enters into a settlement agreement with the FDA or any other Regulatory Authority in respect of the Specified Products that results in aggregate liability as to any single or related series of transactions, incidents or conditions, in excess of $10,000,000 (or the Equivalent Amount in other currencies).

(m) Warrants. The Borrower (a) breaches any of its obligations under any Second Amendment Warrant or (b) subdivides (by any stock split, recapitalization or otherwise) its outstanding shares of common stock into a greater number of shares, or engages in any other transaction or action of the type described in Section 4 of the Second Amendment Warrant, which transaction or action would, but for the application of the Conversion Cap, result in the aggregate number of shares of common stock that may be issued pursuant to the Second Amendment Warrants exceeding 19.99% of the number of shares of common stock of the Borrower issued and outstanding immediately prior to the Second Amendment Effective Date.

(n) Impairment of Security, Etc. Subject in all respects to any applicable post-closing periods and certain other time periods and exceptions under the Loan Documents for any Obligor or Subsidiary to take perfection actions, if any of the following events occurs: (i) Any Lien created by any of the Security Documents shall at any time (except as expressly permitted by the terms of any Loan Document) not constitute a valid and perfected Lien on the applicable Collateral in favor of the Secured Parties, free and clear of all other Liens (other than Permitted Liens) except due to the action or inaction of the Administrative Agent, (ii) except for expiration in accordance with its terms, any of the Security Documents or any Guarantee of any of the Obligations (including that contained in Section 13) shall for whatever reason cease to be in full force and effect, (iii) any Obligor shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability of any such Lien or any Loan Document, or (iv) any injunction, whether temporary or permanent, shall be rendered against any Obligor that prevents the Obligors from selling or manufacturing the Products or their commercially available successors in the United States for more than forty-five (45) calendar days.

11.02 Remedies.

(a) Defaults Other Than Bankruptcy Defaults. Upon the occurrence of any Event of Default, then, and in every such event (other than an Event of Default described in Section 11.01(g)), and at any time thereafter during the continuance of such event, the Administrative Agent may, by notice to the Borrower, declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations, including any applicable Exit Fee and Tranche B Return Shortfall, shall become due and payable immediately (in the case of the Loans, at the Prepayment Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

(b) Bankruptcy Defaults. In case of an Event of Default described in Section 11.01(g), the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations, including any applicable Exit Fee and Tranche B Return Shortfall, shall automatically become due and payable immediately (in the case of the Loans, at the Prepayment Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

11.03 Additional Remedies. If an Event of Default has occurred and is continuing, if any Obligor shall be in default under a Material Agreement, the Administrative Agent shall have the right (but not the obligation) to cause the default or defaults under such Material Agreement to be remedied (including without limitation by paying any unpaid amount thereunder) and otherwise exercise any and all rights of such Obligor, as the case may be, thereunder, as may be necessary to prevent or cure any default. Without limiting the foregoing, upon any such default, each Obligor shall promptly execute, acknowledge and deliver to the Administrative Agent such instruments as may reasonably be required of such Obligor to permit the Administrative Agent to cure any default under the applicable Material Agreement or permit the Administrative Agent to take such other action required to enable the Administrative Agent to cure or remedy the matter in default and preserve the interests of the Administrative Agent. Any amounts paid by the Administrative Agent pursuant to this Section 11.03 shall be payable in accordance with Section 14.03(a), shall accrue interest at the same rate as the Loans hereunder if not paid when due, and shall constitute “Obligations.” The Administrative Agent and the Lenders agree that in connection with any foreclosure or other exercise of rights under this Agreement or any other Loan Document with respect to Intellectual Property, the rights of the non-Affiliate licensees under Permitted Licenses will not be terminated, limited or otherwise adversely affected so long as no default exists under the Permitted License that would permit the licensor to terminate such Permitted License (commonly known as a non-disturbance); provided that the Administrative Agent shall be entitled to exercise any rights of the Obligors under such licenses, including termination rights, upon the exercise of remedies during an Event of Default.

11.04 Reserved.

11.05 Payment of Exit Fee and Tranche B Return Shortfall. Notwithstanding anything in this Agreement to the contrary, the Exit Fee and the Tranche B Return Shortfall shall automatically be due and payable at any time the Obligations become due and payable prior to the Maturity Date in accordance with the terms hereof as though such Indebtedness was voluntarily prepaid and shall constitute part of the Obligations, whether due to acceleration pursuant to the terms of this Agreement (in which case it shall be due immediately, upon the giving of notice to Borrower in accordance with Section 11.02(a), or automatically, in accordance with Section 11.02(b)), by operation of law or otherwise (including, without limitation, on account of any bankruptcy filing), in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lenders or profits lost by the Lenders as a result of such acceleration, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lenders as a result thereof. Any Exit Fee or Tranche B Return Shortfall payable pursuant to this Agreement shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination, acceleration or prepayment and each Obligor agrees that such Exit Fee or Tranche B Return Shortfall is reasonable under the circumstances currently existing. The Exit Fee and Tranche B Return Shortfall shall also become due and payable under this Agreement in the event the Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means or the Obligations are reinstated pursuant to Section 1124 of the Bankruptcy Code. If the Exit Fee and/or Tranche B Return Shortfall become due and payable pursuant to this Agreement, the Exit Fee and/or Tranche B Return Shortfall shall be deemed to be principal of the Loans and Obligations under this Agreement and interest shall accrue on the full principal amount of the Loans (including the Exit Fee and/or Tranche B Return Shortfall) from and after the applicable triggering event. In the event the Exit Fee or Tranche B Return Shortfall is determined not to be due and payable by order of any court of competent jurisdiction, including, without limitation, by operation of the Bankruptcy Code, despite such a triggering event having occurred, the Exit Fee and Tranche B Return Shortfall shall nonetheless constitute Obligations under this Agreement for all purposes hereunder. Each Obligor hereby waives the provisions of any present or future statute or law that prohibits or may prohibit the collection of the EXIT FEE or the TRANCHE B return shortfall and any defense to payment, whether such defense may be based in public policy, ambiguity, or otherwise. The Obligors, the Administrative Agent and the Lenders acknowledge and agree that any Exit Fee or Tranche B Return Shortfall due and payable in accordance with this Agreement shall not constitute unmatured interest, whether under Section 5.02(b)(3) of the Bankruptcy Code or otherwise. Each Obligor further acknowledges and agrees, and waives any argument to the contrary, that payment of such amount does not constitute a penalty or an otherwise unenforceable or invalid obligation. Each Obligor expressly agrees that (i) the Exit Fee is reasonable and is the product of an arm’s-length transaction between sophisticated business people, ably represented by counsel, (ii) the Exit Fee and Tranche B Return Shortfall shall be payable notwithstanding the then prevailing market rates at the time payment is made, (iii) there has been a course of conduct between the Lenders and the Obligors giving specific consideration in this transaction for such agreement to pay the Exit Fee and Tranche B Return Shortfall, (iv) the Obligors shall be estopped hereafter from claiming differently than as agreed to in this Section 11.05, (v) their agreement to pay the Exit Fee and Tranche B Return Shortfall is a material inducement to the Lenders to make the Loans, and (vi) the Exit Fee and Tranche B Return Shortfall represent a good faith, reasonable estimate and calculation of the lost profits, losses or other damages of the Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Lenders or profits lost by the Lenders as a result of such event.

Section 12.
THE ADMINISTRATIVE AGENT

12.01 Appointment and Duties. Subject in all cases to clause (c) below:

(a) Appointment of the Administrative Agent. Each of the Lenders hereby irrevocably appoints Oaktree Fund Administration, LLC (together with any successor Administrative Agent pursuant to Section 12.09) as the Administrative Agent hereunder and authorizes the Administrative Agent to (i) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Obligor or any of its Subsidiaries, (ii) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to the Administrative Agent under such Loan Documents and (iii) exercise such powers as are reasonably incidental thereto. Except as expressly set forth herein, the provisions of this Section 12 are solely for the benefit of the Administrative Agent and the Lenders, and no Obligor or any Affiliate thereof shall have rights as a third-party beneficiary of any such provisions.

(b) Duties as Collateral and Disbursing Agent. Without limiting the generality of Section 12.01(a), the Administrative Agent shall have the sole and exclusive right and authority (to the exclusion of the Lenders), and is hereby authorized, to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with the Loan Documents (including in any proceeding described in Section 11.01(g) or any other bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Loan Document to any Secured Party is hereby authorized to make such payment to the Administrative Agent, (ii) file and prove claims and file other documents necessary or desirable to allow the claims of the Secured Parties with respect to any Obligation in any proceeding described in Section 11.01(g) or any other bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Secured Party), (iii) act as collateral agent for each Secured Party for purposes of acquiring, holding, enforcing and perfecting all Liens created by the Loan Documents and all other purposes stated therein, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (vi) except as may be otherwise specified in any Loan Document, exercise all remedies given to the Administrative Agent and the other Secured Parties with respect to the Collateral, whether under the Loan Documents, applicable Laws or otherwise and (vii) execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided that the Administrative Agent hereby appoints, authorizes and directs each Lender to act as collateral sub-agent for the Administrative Agent and the Lenders for purposes of the perfection of all Liens with respect to the Collateral, including any deposit account maintained by a Obligor with, and cash and cash equivalents held by, such Lender, and may further authorize and direct the Lenders to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to the Administrative Agent, and each Lender hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed.

(c) Limited Duties. The Lenders and the Obligors hereby each acknowledge and agree that the Administrative Agent (i) has undertaken its role hereunder purely as an accommodation to the parties hereto and the Transactions, (ii) is receiving no compensation for undertaking such role and (iii) subject only to the notice provisions set forth in Section 12.09, may resign from such role at any time for any reason or no reason whatsoever. Without limiting the foregoing, the parties hereto further acknowledge and agree that under the Loan Documents, the Administrative Agent (i) is acting solely on behalf of the Lenders (except to the limited extent provided in Section 12.11), with duties that are entirely administrative in nature, notwithstanding the use of the defined term “the Administrative Agent”, the terms “agent”, “administrative agent” and “collateral agent” and similar terms in any Loan Document to refer to the Administrative Agent, which terms are used for title purposes only, (ii) is not assuming any duty or obligation under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Lender or any other Secured Party and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document (fiduciary or otherwise), in each case, regardless of whether a Default has occurred and is continuing, and each Lender hereby waives and agrees not to assert any claim against the Administrative Agent based on the roles, duties and legal relationships expressly disclaimed in this clause (c). Without in any way limiting the foregoing, the Administrative Agent shall not, except as expressly set forth in this Agreement and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Obligor or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

12.02 Binding Effect. Each Lender agrees that (i) any action taken by the Administrative Agent or the Majority Lenders (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by the Administrative Agent in reliance upon the instructions of the Majority Lenders (or, where so required, such greater proportion) and (iii) the exercise by the Administrative Agent or the Majority Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties.

12.03 Use of Discretion.

(a) No Action without Instructions. The Administrative Agent shall not be required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection, except (subject to clause (b) below) any action it is required to take or omit to take (i) under any Loan Document or (ii) pursuant to written instructions from the Majority Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders).

(b) Right Not to Follow Certain Instructions. Notwithstanding Section 12.03(a) or any other term or provision of this Section 12, the Administrative Agent shall not be required to take, or to omit to take, any action (i) unless, upon demand, the Administrative Agent receives an indemnification satisfactory to it from the Lenders (or, to the extent applicable and acceptable to the Administrative Agent, any other Secured Party) against all liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against the Administrative Agent or any Related Party thereof or (ii) that is, in the opinion of the Administrative Agent, in its sole and absolute discretion, contrary to any Loan Document, Law or the best interests of the Administrative Agent or any of its Affiliates or Related Parties, including, for the avoidance of doubt, any action that may be in violation of the automatic stay in connection with any Insolvency Proceeding.

12.04 Delegation of Rights and Duties. The Administrative Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Secured Party). The Administrative Agent and any such Person may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. Any such Person and its Related Parties shall benefit from this Section 12 to the extent provided by the Administrative Agent; provided, however, that the exculpatory provisions of this Section 12 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and of any such sub-agent, and shall apply to their respective activities in connection with their activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

12.05 Reliance and Liability.

(a) the Administrative Agent may, without incurring any liability hereunder, (i) consult with any of its Related Parties and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Obligor) and (ii) rely and act upon any notice, request, certificate, consent, statement, instrument, document or other writing (including and electronic message, Internet or intranet website posting or other distribution), telephone message or conversation or oral conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received written notice to the contrary from such Lender prior to the making of such Loan.

(b) Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Lender and the Borrower hereby waive and shall not assert (and the Borrower shall cause each other Obligor to waive and agree not to assert) any right, claim or cause of action based thereon, except to the extent of liabilities resulting primarily from the fraudulent conduct or behavior of the Administrative Agent or, as the case may be, such Related Party (each as determined in a final, non-appealable judgment or order by a court of competent jurisdiction) in connection with the duties expressly set forth herein. Without limiting the foregoing, the Administrative Agent:

(i) shall not be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of, or with the consent of, the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 14.03) or for the actions or omissions of any of its Related Parties selected with reasonable care (other than employees, officers and directors of the Administrative Agent, when acting on behalf of the Administrative Agent);

(ii) shall not be responsible to any Secured Party for the (a) validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (b) due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document;

(iii) makes no warranty or representation, and shall not be responsible, to any Secured Party for, and shall not have any duty to ascertain or inquire into, any statement, document, information, certificate, report, representation or warranty made or furnished by or on behalf of any Related Party, in or in connection with any Loan Document or any transaction contemplated therein, whether or not transmitted by the Administrative Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by the Administrative Agent in connection with the Loan Documents, including, for the avoidance of doubt, the satisfaction of any condition set forth in Section 6 of this Agreement or elsewhere herein (other than to confirm receipt of items expressly required to be delivered to the Administrative Agent); and

(iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any provision of any Loan Document or whether any condition set forth in any Loan Document is satisfied or waived, including, without limiting the generality of the foregoing, as to the financial condition of any Obligor or as to the existence or continuation or possible occurrence or continuation of any Default or Event of Default and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from the Borrower, any Lender describing such Default or Event of Default clearly labeled “notice of default” (in which case the Administrative Agent shall promptly give notice of such receipt to all Lenders);

and, for each of the items set forth in clauses (i) through (iv) above, each Lender and the Borrower hereby waives and agrees not to assert (and the Borrower shall cause each other Obligor to waive and agree not to assert) any right, claim or cause of action it might have against the Administrative Agent based thereon.

12.06 Administrative Agent Individually. The Administrative Agent and its Affiliates may make loans and other extensions of credit to, acquire stock and stock equivalents of, accept deposits from, act as the financial advisor for or in any other advisory capacity for, or engage in any kind of business with, any Obligor or Affiliate thereof as though it were not acting as the Administrative Agent and may receive separate fees and other payments therefor. To the extent the Administrative Agent or any of its Affiliates makes any Loan or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender”, “Majority Lender”, and any similar terms shall, except where otherwise expressly provided in any Loan Document, include, without limitation, the Administrative Agent or such Affiliate, as the case may be, in its individual capacity as Lender or as one of the Majority Lenders, respectively.

12.07 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, any Lender or any of their Related Parties or upon any document solely or in part because such document was transmitted by the Administrative Agent or any of its Related Parties, conducted its own independent investigation of the financial condition and affairs of each Obligor and has made and continues to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate.

12.08 Expenses; Indemnities.

(a) Each Lender agrees to reimburse the Administrative Agent and each of its Related Parties (to the extent not reimbursed by any Obligor) promptly upon demand for such Lender’s Proportionate Share of any costs and expenses (including fees, charges and disbursements of financial, legal (including charges and disbursements of Sullivan & Cromwell LLP and Leason Ellis LLP) and other advisors and Other Taxes paid in the name of, or on behalf of, any Obligor) that may be incurred by the Administrative Agent or any of its Related Parties in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding or otherwise) of, or legal advice in respect of its rights or responsibilities under, any Loan Document.

(b) Each Lender further agrees to indemnify the Administrative Agent (or any sub-agent thereof) and any Related Parties of the Administrative Agent (or any such sub-agent) (to the extent not indefeasibly paid by any Obligor), from and against such Lender’s aggregate Proportionate Share of the liabilities (including taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to on or for the account of any Lender) that may be imposed on, incurred by or asserted against the Administrative Agent (or any sub-agent thereof) or any Related Parties of the Administrative Agent (or any such sub-agent) in any matter relating to or arising out of, in connection with or as a result of any Loan Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by the Administrative Agent (or any sub-agent thereof) or any Related Parties of the Administrative Agent (or any such sub-agent) under or with respect to any of the foregoing; provided that no Lender shall be liable to the Administrative Agent (or any sub-agent thereof) or any Related Parties of the Administrative Agent (or any such sub-agent) to the extent such liability has resulted primarily from the gross negligence or willful misconduct of the Administrative Agent (or any sub-agent thereof) or, as the case may be, such Related Party of the Administrative Agent (or any sub-agent thereof), as determined by a court of competent jurisdiction in a final non-appealable judgment or order.

12.09 Resignation of the Administrative Agent.

(a) At any time upon not less than 30 days prior written notice, the Administrative Agent may resign as the “the Administrative Agent” hereunder, in whole or in part (in the sole and absolute discretion of the Administrative Agent). If the Administrative Agent delivers any such notice, the Majority Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be (i) a Lender holding at least thirty percent (30%) of the outstanding principal amount of the Loans or any Affiliate thereof or (ii) any other financial institution consented to by the Borrower (provided that the consent of the Borrower shall not be required to the extent an Event of Default has occurred and is continuing). If a successor Administrative Agent has not been appointed on or before the effectiveness of the resignation of the resigning Administrative Agent (or such earlier date as shall be agreed by the Majority Lenders) (the “Resignation Effective Date”), then the resigning Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint any Person reasonably chosen by it as the successor Administrative Agent, notwithstanding whether the Majority Lenders have appointed a successor or the Borrower has consented to such successor. Whether or not a successor has been appointed, such resignation shall become effective on the Resignation Effective Date.

(b) Effective from the Resignation Effective Date, (i) the resigning Administrative Agent shall be discharged from its duties and obligations under the Loan Documents to the extent set forth in the applicable resignation notice, (ii) the Lenders shall assume and perform all of the duties of the Administrative Agent until a successor Administrative Agent shall have accepted a valid appointment hereunder, (iii) the resigning Administrative Agent and its Related Parties shall no longer have the benefit of any provision of any Loan Document other than with respect to (x) any actions taken or omitted to be taken while such resigning Administrative Agent was, or because the Administrative Agent had been, validly acting as the Administrative Agent under the Loan Documents or (y) any continuing duties such resigning Administrative Agent will continue to perform, and (iv) subject to its rights under Section 12.04, the resigning Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as the Administrative Agent under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as the Administrative Agent, a successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the resigning Administrative Agent under the Loan Documents.

12.10 Release of Collateral or Guarantors. Each Lender hereby consents to the release and hereby directs the Administrative Agent to release, and the Administrative Agent hereby agrees, (or, in the case of Section 12.10(b), release or subordinate) the following:

(a) any Subsidiary of the Borrower from its guaranty of any Obligation of any Obligor (i) if all of the Equity Interests in such Subsidiary owned by any Obligor or any of its Subsidiaries are disposed of in an Asset Sale permitted under the Loan Documents (including pursuant to a waiver or consent), to the extent that, after giving effect to such Asset Sale, such Subsidiary would not be required to guaranty any Obligations pursuant to Section 8.11(a) and (ii) upon (x) termination of the Commitments and (y) payment and satisfaction in full of all Loans and all other Obligations that the Administrative Agent has been notified in writing are then due and payable (other than inchoate indemnification and expense reimbursement obligations for which no claim has been made); and

(b) any Lien held by the Administrative Agent for the benefit of the Secured Parties against (i) any Collateral that is disposed of by an Obligor in an Asset Sale permitted by the Loan Documents (including pursuant to a valid waiver or consent), (ii) any property subject to a Lien described in Section 9.02(c) and (iii) all of the Collateral and all Obligors, upon (x) termination of the Commitments and (y) payment and satisfaction in full of all Loans and all other Obligations that the Administrative Agent has been notified in writing are then due and payable (other than inchoate indemnification and expense reimbursement obligations for which no claim has been made).

Each Lender hereby directs the Administrative Agent, and the Administrative Agent hereby agrees, upon receipt of reasonable advance notice from the Borrower, to execute and deliver or file such documents and to perform other actions reasonably necessary to release the guarantees and Liens when and as directed in this Section 12.10 and deliver to the Borrower, at the expense of the Borrower, any portion of such Collateral so released pursuant to this Section 12.10 that is in possession of the Administrative Agent. In addition, in connection with any Permitted Licenses, each Lender hereby authorizes Administrative Agent to, and at the request of the Borrower, the Administrative Agent shall, negotiate and enter into a non-disturbance agreement and other similar agreements in form and substance reasonably satisfactory to Administrative Agent.

12.11 Additional Secured Parties. The benefit of the provisions of the Loan Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not a Lender as long as, by accepting such benefits, such Secured Party agrees, as among the Administrative Agent and all other Secured Parties, that such Secured Party is bound by (and, if requested by the Administrative Agent, shall confirm such agreement in a writing in form and substance acceptable to the Administrative Agent) this Section 12 and the decisions and actions of the Administrative Agent and the Majority Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders) to the same extent a Lender is bound; provided that, notwithstanding the foregoing, (i) such Secured Party shall be bound by Section 12.08 only to the extent of liabilities, costs and expenses with respect to or otherwise relating to the Collateral held for the benefit of such Secured Party, in which case the obligations of such Secured Party thereunder shall not be limited by any concept of pro rata share or similar concept, (ii) each of the Administrative Agent and each Lender shall be entitled to act at its sole discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (iii) such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Loan Document.

12.12 Agent May File Proofs of Claim. In case of the pendency of any Insolvency Proceeding or any other judicial proceeding relating to any Obligor, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower or any other Obligor) shall be entitled and empowered (but not obligated) by intervention or such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 14.03) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due to the Administrative Agent under Section 14.03.

12.13 Acknowledgements of Lenders.

(a) If the Administrative Agent notifies a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient, a “Payment Recipient”), that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous

Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Lender, or any Person who has received funds on behalf of a Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or other such recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 12.13(b)(ii).

(c) Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

(d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Loans”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not

Commitments) of the Erroneous Payment Impacted Loans, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its Commitments which shall survive as to such assigning Lender and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender under the Loan Documents with respect to each Erroneous Payment Return Deficiency.

(e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Obligor, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Obligor for the purpose of making such Erroneous Payment.

(f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(g) Each party’s obligations, agreements and waivers under this Section 12.13 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

Section 13.
GUARANTY

13.01 The Guaranty. The Subsidiary Guarantors hereby unconditionally jointly and severally guarantee to the Administrative Agent and the Lenders, and their successors and assigns, the full and punctual payment in full or performance (whether at stated maturity, by acceleration or otherwise) of the Obligations, including (i) principal of and interest on the Loans, (ii) all fees and other amounts and Obligations from time to time owing to the Administrative Agent and the Lenders by the Borrower and each other Obligor under this Agreement or under any other Loan Document, in each case strictly in accordance with the terms hereof and thereof and (iii) the punctual and faithful performance, keeping, observance and fulfillment by the Borrower and Subsidiary Guarantors of all the agreements, conditions, covenants and obligations of the Borrower and Subsidiary Guarantors contained in the Loan Documents (such obligations being herein collectively called the “Guaranteed Obligations”). The Subsidiary Guarantors hereby further jointly and severally agree that if the Borrower or any other Obligor shall fail to pay any amount in full when due or perform any such obligation (whether at stated maturity, by acceleration or otherwise), the Subsidiary Guarantors will promptly pay the same or perform such obligation at the place and in the manner specified herein or in the relevant Loan Document, as the case may be, without any demand or notice whatsoever, and that in the case of any extension of time of payment or performance or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full or performed when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

13.02 Obligations Unconditional. The obligations of the Subsidiary Guarantors under Section 13.01 shall constitute a guaranty of payment and performance and not of collection and are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by all applicable Laws, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 13.02 that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantors hereunder, which shall remain absolute and unconditional as described above:

(a) at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

(b) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

(c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be extended, modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

(d) any lien or security interest granted to, or in favor of, the Secured Parties as security for any of the Guaranteed Obligations shall fail to be perfected or preserved;

(e) any modification or amendment of or supplement to this Agreement or any other Loan Document, including any such amendment which may increase the amount of, or the interest rates applicable to, any of the Guaranteed Obligations guaranteed hereby;

(f) any change in the corporate, partnership, limited liability company or other existence, structure or ownership of the Borrower, any Subsidiary Guarantor or any other guarantor of any of the Guaranteed Obligations, or any Insolvency Proceeding or other similar proceeding affecting the Borrower, any Subsidiary Guarantor or any other guarantor of the Guaranteed Obligations, or any of their respective assets, or any resulting release or discharge of any obligation of the Borrower, any Subsidiary Guarantor or any other guarantor of any of the Guaranteed Obligations;

(g) the existence of any claim, setoff or other rights which any Subsidiary Guarantor may have at any time against the Borrower, any other Subsidiary Guarantor or any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Secured Party or any other Person, whether in connection herewith or in connection with any unrelated transactions; provided that, notwithstanding any other provisions in this Guaranty, nothing in this Guaranty shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(h) the unenforceability or invalidity of the Guaranteed Obligations or any part thereof or the lack of genuineness, enforceability or validity of any agreement relating thereto or with respect to the collateral, if any, securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against the Borrower, any Subsidiary Guarantor or any other guarantor of any of the Guaranteed Obligations, for any reason, related to this Agreement or any other Loan Document, or any provision of applicable Law, decree, order or regulation of any jurisdiction purporting to prohibit the payment of any of the Guaranteed Obligations by the Borrower, any Subsidiary Guarantor or any other guarantor of the Guaranteed Obligations;

(i) the disallowance, under any state or federal bankruptcy, insolvency or similar law, of all or any portion of the claims of the Secured Parties or the Administrative Agent for repayment of all or any part of the Guaranteed Obligations;

(j) the failure of any other guarantor to sign or become party to this Agreement or any amendment, change, or reaffirmation hereof;

(k) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Obligations or any part thereof, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Obligations; or

(l) any other act or omission to act or delay of any kind by the Borrower, such Guarantor, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Secured Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 13.02 constitute a legal or equitable discharge of any Guarantor’s obligations hereunder.

The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower or any other Subsidiary Guarantor under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

13.03 Discharge Only Upon Payment in Full. Subject to any prior release herefrom of any Subsidiary Guarantor by the Administrative Agent in accordance with (and pursuant to authority granted to the Administrative Agent under) the terms of this Agreement, each Subsidiary Guarantor’s obligations hereunder shall remain in full force and effect until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash (other than inchoate indemnification and expense reimbursement obligations for which no claim has been made) and all other financing arrangements among the Borrower or any Subsidiary Guarantor and the Secured Parties under or in connection with this Agreement and each other Loan Document shall have terminated (herein, the “Termination Conditions”), and until the prior and complete satisfaction of the Termination Conditions all of the rights and remedies under this Guaranty and the other Loan Documents shall survive. Notwithstanding the foregoing, the Administrative Agent hereby agrees to release any Subsidiary of the Borrower from its guaranty of any Obligation of any Obligor if all of the Equity Interests in such Subsidiary owned by any Obligor or any of its Subsidiaries are disposed of in an Asset Sale permitted under the Loan Documents (including pursuant to a waiver or consent), to the extent that, after giving effect to such Asset Sale, such Subsidiary would not be required to guarantee any Obligations pursuant to Section 8.11(a).

13.04 Additional Waivers; General Waivers.

(a) Additional Waivers. Notwithstanding anything herein to the contrary, each of the Subsidiary Guarantors hereby absolutely, unconditionally, knowingly, and expressly waives:

(i) any right it may have to revoke this Guaranty as to future indebtedness or notice of acceptance hereof;

(ii) (A) notice of acceptance hereof; (B) notice of any other financial accommodations made or maintained under the Loan Documents or the creation or existence of any Guaranteed Obligations; (C) notice of the amount of the Guaranteed Obligations, subject, however, to each Subsidiary Guarantor’s right to make inquiry of the Administrative Agent and the Secured Parties to ascertain the amount of the Guaranteed Obligations at any reasonable time; (D) notice of any adverse change in the financial condition of the Borrower or of any other fact that might increase such Subsidiary Guarantor’s risk hereunder; (E) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; (F) notice of any Event of Default; and (G) all other notices (except if such notice is specifically required to be given to such Subsidiary Guarantor under this Guaranty or under the other Loan Documents) and demands to which each Subsidiary Guarantor might otherwise be entitled;

(iii) its right, if any, to require the Administrative Agent and the Secured Parties to institute suit against, or to exhaust any rights and remedies which the Administrative Agent and the Secured Parties now have or may hereafter have against, any other guarantor of the Guaranteed Obligations or any third party, or against any collateral provided by such other guarantors or any third party; and each Subsidiary Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of any other guarantor of the Guaranteed Obligations or by reason of the cessation from any cause whatsoever of the liability of any other guarantor of the Guaranteed Obligations in respect thereof;

(iv) (A) any rights to assert against the Administrative Agent and the Secured Parties any defense (legal or equitable), set-off, counterclaim, or claim which such Subsidiary Guarantor may now or at any time hereafter have against any other guarantor of the Guaranteed Obligations or any third party liable to the Administrative Agent and the Secured Parties; (B) any defense, set-off, counterclaim or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of the Guaranteed Obligations or any security therefor; (C) any defense such Subsidiary Guarantor has to performance hereunder, and any right such Subsidiary Guarantor has to be exonerated, arising by reason of: (1) the impairment or suspension of the Administrative Agent’s and the Secured Parties’ rights or remedies against any other guarantor of the Guaranteed Obligations; (2) the alteration by the Administrative Agent and the Secured Parties of the Guaranteed Obligations; (3) any discharge of the obligations of any other guarantor of the Guaranteed Obligations to the Administrative Agent and the Secured Parties by operation of law as a result of the Administrative Agent’s and the Secured Parties’ intervention or omission; or (4) the acceptance by the Administrative Agent and the Secured Parties of anything in partial satisfaction of the Guaranteed Obligations; and (D) the benefit of any statute of limitations affecting such Subsidiary Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Subsidiary Guarantor’s liability hereunder; and

(v) any defense arising by reason of or deriving from (A) any claim or defense based upon an election of remedies by the Administrative Agent and the other Secured Parties; or (B) any election by the Administrative Agent and the other Secured Parties under any provision of any state or federal bankruptcy, insolvency or similar law to limit the amount of, or any collateral securing, its claim against the Subsidiary Guarantors.

(b) General Waivers. Each Subsidiary Guarantor irrevocably waives, to the fullest extent permitted by law, any notice not provided for herein.

13.05 Reinstatement. The obligations of the Subsidiary Guarantors under this Section 13 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is at any time rescinded, annulled, avoided, set aside, invalidated, declared to be fraudulent or must be otherwise restored or repaid by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization, equitable cause or otherwise, and the Subsidiary Guarantors jointly and severally agree that they will indemnify the Secured Parties on demand for all reasonable costs and expenses (including fees of counsel) incurred by such Persons in connection with such rescission, repayment or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any state or federal bankruptcy, insolvency or similar law. The provisions of this Section 13.05 shall survive termination of this Guaranty.

13.06 Subrogation. The Subsidiary Guarantors hereby jointly and severally agree that, until the prior and complete satisfaction of all Termination Conditions, they (i) shall have no right of subrogation with respect to the Guaranteed Obligations and (ii) waive any right to enforce any remedy which the Secured Parties or the Administrative Agent now have or may hereafter have against the Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Obligations or any other Person, and each Subsidiary Guarantor waives any benefit of, and any right to participate in, any security or collateral that may from time to time be given to the Secured Parties and the Administrative Agent to secure the payment or performance of all or any part of the Guaranteed Obligations or any other liability of the Borrower to the Secured Parties. Should any Subsidiary Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights prior to complete satisfaction of the Termination Conditions, each Subsidiary Guarantor hereby expressly and irrevocably (A) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set-off that such Subsidiary Guarantor may have prior to the complete satisfaction of the Termination Conditions, and (B) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until all Termination Conditions are satisfied in full. Each Subsidiary Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and the Secured Parties and shall not limit or otherwise affect such Subsidiary Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Secured Parties and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 13.06.

13.07 Remedies. The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors, on one hand, and the Administrative Agent and the Lenders, on the other hand, the obligations of the Borrower under this Agreement and under the other Loan

Documents may be declared to be forthwith due and payable as provided in Section 11 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 11) for purposes of Section 13.01 notwithstanding any stay, injunction or other prohibition, including any such stay upon an Insolvency Proceeding, preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of Section 13.01.

13.08 Instrument for the Payment of Money. Each Subsidiary Guarantor hereby acknowledges that the guarantee in this Section 13 constitutes an instrument for the payment of money, and consents and agrees that the Administrative Agent and the Lenders, at their sole option, in the event of a dispute by such Subsidiary Guarantor in the payment of any moneys due hereunder, shall have the right to proceed by motion for summary judgment in lieu of complaint pursuant to N.Y. Civ. Prac. L&R § 3213.

13.09 Continuing Guarantee. The guarantee in this Section 13 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

13.10 Contribution with Respect to Guaranteed Obligations.

(a) To the extent that any Subsidiary Guarantor shall make a payment under this Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Subsidiary Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Subsidiary Guarantor if each Subsidiary Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Subsidiary Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Subsidiary Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following the prior and complete satisfaction of the Termination Conditions, such Subsidiary Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Subsidiary Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(b) As of any date of determination, the “Allocable Amount” of any Subsidiary Guarantor shall be equal to the maximum amount of the claim, which could then be recovered from such Subsidiary Guarantor under this Agreement without rendering such claim voidable or avoidable under any state or federal bankruptcy, insolvency or similar law or other applicable Law.

(c) This Section 13.10 is intended only to define the relative rights of the Subsidiary Guarantors, and nothing set forth in this Section 13.10 is intended to or shall impair the obligations of the Subsidiary Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement.

(d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Subsidiary Guarantor or Subsidiary Guarantors to which such contribution and indemnification is owing.

(e) The rights of the indemnifying Subsidiary Guarantors against other Subsidiary Guarantors under this Section 13.10 shall be exercisable only upon the prior and complete satisfaction of the Termination Conditions.

13.11 General Limitation on Guarantee Obligations. In any action or proceeding involving any provincial, territorial or state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under Section 13.01 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 13.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, the Administrative Agent, any Lender or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

Section 14.
MISCELLANEOUS

14.01 No Waiver. No failure on the part of the Administrative Agent or the Lenders to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

14.02 Notices. All notices, requests, instructions, directions and other communications provided for herein (including any modifications of, or waivers, requests or consents under, this Agreement) or in the other Loan Documents shall be given or made in writing (including by telecopy or email) delivered, if to the Borrower, another Obligor, the Administrative Agent or any Lender, to its address specified on the signature pages hereto or its Guarantee Assumption Agreement, as the case may be, or at such other address as shall be designated by such party in a written notice to the other parties. Except as otherwise provided in this Agreement or therein, all such communications shall be deemed to have been duly given upon receipt of a legible copy thereof, in each case given or addressed as aforesaid. All such communications provided for herein by telecopy shall be confirmed in writing promptly after the delivery of such communication (it being understood that non-receipt of written confirmation of such communication shall not invalidate such communication).

14.03 Expenses, Indemnification, Etc.

(a) Expenses. Each Obligor, jointly and severally, agrees to pay or reimburse (i) the Administrative Agent and the Lenders and their respective Affiliates for all of their reasonable and documented out of pocket costs and expenses (including the reasonable and documented out of pocket fees, expenses, charges and disbursements of Sullivan & Cromwell LLP and Leason Ellis LLP, counsel to the Oaktree Lenders, and Paul, Weiss, Rifkand, Wharton & Garrison LLP, counsel to the Tranche B Specified Lenders, the fees (if necessary) of local and regulatory counsel for both of the Administrative Agent and the Lenders in each relevant material jurisdiction, and any sales, goods and services or other similar Taxes applicable thereto, and reasonable and documented printing, reproduction, document delivery, communication and travel costs) in connection with (x) the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the making of the Loans (exclusive of post-closing costs), (y) post-closing costs (including, without limitation, costs of the administration of this Agreement and the other Loan Documents) and (z) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Loan Documents (whether or not consummated); provided that the amount of fees and expenses of counsel to the Tranche B Specified Lenders obligated to be paid by the Obligors shall not exceed $150,000 in the aggregate and (ii) each of the Administrative Agent and the Lenders for all of their documented out of pocket costs and expenses (including the fees and expenses of any legal counsel) in connection with the enforcement, exercise or protection of their rights in connection with this Agreement and the other Loan Documents, including their rights under this Section 14.03, or in connection with the Loans made hereunder, including such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b) Indemnification. Each Obligor, jointly and severally, hereby indemnifies the Administrative Agent (and any sub-agent thereof), the Lenders and their respective Affiliates, directors, officers, employees, attorneys, agents, advisors and controlling parties (each, an “Indemnified Party”) from and against, and agrees to hold them harmless against, any and all Claims and Losses of any kind including reasonable and documented out of pocket fees and disbursements of any counsel for each Indemnified Party (limited to one legal counsel in each relevant jurisdiction), that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to (i) Agreement or any of the other Loan Documents or the Transactions, (ii) any use made or proposed to be made with the proceeds of the Loans, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Obligor or any of its Subsidiaries, or (iv) any actual or prospective claim, investigation, litigation or proceeding relating to any of the foregoing, whether based on contract, tort, or any other theory, whether or not such investigation, litigation or proceeding is brought by any Obligor, any of its Subsidiaries, shareholders or creditors, an Indemnified Party or any other Person, or an Indemnified Party is otherwise a party thereto, and whether or not any of the conditions precedent set forth in Section 6 are satisfied or the other transactions contemplated by this Agreement are consummated, except to the extent such Claim or Loss is (i) found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct or (ii) is determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from a claim brought by any Obligor against an Indemnified Party for material breach in bad faith or reckless disregard of such Indemnified Party’s obligations hereunder or under any other Loan Document. No Obligor shall assert any claim against any Indemnified Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the Transactions or the actual or proposed use of the proceeds of the Loans. The Borrower, its Subsidiaries and Affiliates and their respective directors, officers, employees, attorneys, agents, advisors and controlling parties are each sometimes referred to in this Agreement as a “Borrower Party”. None of the Administrative Agent and the Lenders shall assert any claim against any Borrower Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the Transactions or the actual or proposed use of the proceeds of the Loans. Notwithstanding the foregoing in this Section 14.03(b), the Obligors shall not be liable for any settlement of any proceeding effected without the Obligors’ consent (which consent shall not be unreasonably withheld, delayed or conditioned), but if settled with the Obligors’ written consent, or if there is a judgment against an Indemnified Party in any such proceeding, the Obligors shall indemnify and hold harmless each Indemnified Party to the extent and in the manner set forth above. The Obligors shall not, without the prior written consent of an Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding against such Indemnified Party in respect of which indemnity could have been sought hereunder by such Indemnified Party unless (a) such settlement includes an unconditional release of such Indemnified Party from all liability or claims that are the subject matter of, or arise out of, such proceeding and (b) such settlement does not include any statement as to, or any admission of fault, culpability, wrongdoing or a failure to act by or on behalf of such Indemnified Party. This Section shall not apply with respect to (x) Taxes other than Taxes relating to a non-Tax Claim or Loss governed by this Section 14.03(b) and (y) yield protection matters covered by Section 5.01, which shall be governed exclusively by Section 5.01.

14.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement and any other Loan Document may be amended, modified, waived or supplemented only by an instrument in writing signed by the Borrower, the Administrative Agent and the Majority Lenders; provided that:

(a) any such modification or supplement that is disproportionately adverse to any Lender as compared to other Lenders or subjects any Lender to any additional obligation shall not be effective without the consent of such affected Lender;

(b) the consent of all of the Lenders shall be required to:

(i) amend, modify, discharge, terminate or waive any of the terms of this Agreement or any other Loan Agreement if such amendment, modification, discharge, termination or waiver would increase the amount of the Loans or Commitment, reduce the fees payable hereunder, reduce interest rates (provided that the Majority Lenders may rescind an imposition of default interest hereunder) or other amounts payable with respect to the Loans

(excluding mandatory prepayments), extend any date fixed for payment of principal (excluding mandatory prepayments) (it being understood that the waiver of any prepayment of Loans shall not constitute an extension of any date fixed for payment of principal), interest or other amounts payable relating to the Loans or extend the repayment dates of the Loans (excluding mandatory prepayments);

(ii) amend, modify, discharge, terminate or waive any Loan Document if the effect is to (x) release all or substantially all of the Collateral subject thereto other than pursuant to the terms hereof or thereof (other than in connection with any enforcement action undertaken by the Administrative Agent following the occurrence and during the continuance of an Event of Default), or (y) subordinate the Obligations in right of payment or security to any other obligations, in each case, other than in connection with the provision of “debtor-in-possession” financing or consent to use of cash collateral or similar financing in connection with an Insolvency Proceeding;

(iii) amend this Section 14.04 or the definition of “Majority Lenders”; or

(iv) amend the payment waterfall and pro rata sharing provisions set forth in Section 4.01 and Section 4.02; and

(c) the consent of both (x) Lenders holding a majority in aggregate principal amount of the combined amount of outstanding Tranche B Term Loans and unfunded outstanding Tranche B Commitments and (y) so long as they remain Lenders, the Tranche B Specified Lenders shall be required to (i) amend, modify or waive any of the terms of this Agreement or any other Loan Agreement that changes the economic terms of the Tranche B Term Loans or any other terms that solely affect the Tranche B Term Loans or Tranche B Commitments or (y) waive any of the conditions to funding of Tranche B Term Loans set forth in Section 6.02.

With respect to any amendment, modification, waiver or supplement, the opportunity to participate on the same terms in such amendment, modification, waiver or supplement shall be offered on the same terms to all Lenders (regardless of whether such Lender’s consent would otherwise be required to effect such amendment, restatement, supplement, exchange, modification or waiver), and all Lenders shall have a reasonable opportunity to participate in such amendment, modification, waiver or supplement on the same terms as each other Lender and shall have the right to receive the same pro rata economics in accordance with its Proportionate Share in such transaction (including any fee, payment or other consideration, including consent or backstop fees) paid to any Lender in its capacity as such.

14.05 Successors and Assigns.

(a) General. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto or thereto and their respective successors and assigns permitted hereby or thereby, except that no Obligor may assign or otherwise transfer any of its rights or obligations hereunder (except in connection with an event permitted under Section 9.03) without the prior written consent of the Administrative Agent. Any Lender may assign or otherwise transfer any of its rights or obligations hereunder or under any of the other Loan Documents (i) to an assignee in accordance with the provisions of Section 14.05(b), (ii) by way of participation in accordance with the provisions of Section 14.05(e), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 14.05(f). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 14.05(e) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lender. Any Lender may at any time assign to one or more Eligible Transferees (or, if an Event of Default has occurred and is continuing, to any Person) all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it) and the other Loan Documents; provided that (i) no such assignment shall be made to any Obligor, any Affiliate of any Obligor, any employees or directors of any Obligor at any time, and (ii) no such assignment shall be made without the prior written consent of the Administrative Agent. The consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed) shall be required unless (x) a Default or Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to an Eligible Transferee; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received written notice thereof; provided further that the consent of the Borrower shall not be required for any assignment to (x) Oaktree Capital Management, L.P. or any of its managed funds or accounts or (y) any Affiliate of the foregoing. Subject to the recording thereof by the Administrative Agent pursuant to Section 14.05(d), and to receipt by the Administrative Agent of a processing and recordation fee in the amount of $3,500 (provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment) from and after the date such Assignment and Assumption is recorded in the Register, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of the Lender under this Agreement and the other Loan Documents, and correspondingly the assigning Lender shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) and the other Loan Documents but shall continue to be entitled to the benefits of Section 5 and Section 14.03. Any assignment or transfer by the Lender of rights or obligations under this Agreement that does not comply with this Section 14.05(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 14.05(e).

(c) Amendments to Loan Documents. Each of the Administrative Agent, the Lenders and the Obligors agrees to enter into such amendments to the Loan Documents, and such additional Security Documents and other instruments and agreements, in each case in form and substance reasonably acceptable to the Administrative Agent, the Lenders and the Obligors, as shall reasonably be necessary to implement and give effect to any assignment made under this Section 14.05.

(d) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior written notice. Notwithstanding anything to the contrary, any assignment of any Loan shall be effective only upon appropriate entries with respect thereto being made in the Register.

(e) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower, sell participations to any Eligible Transferee (other than a natural person or any Obligor or any of its Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of the Lender’s rights and/or obligations under this Agreement (including all or a portion of the Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower shall continue to deal solely and directly with such Lender in connection therewith. Any agreement or instrument pursuant to which any Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would (i) increase or extend the term of such Lender’s Commitment, (ii) extend the date fixed for the payment of principal (excluding mandatory prepayments) of or interest on the Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, or (iv) reduce the rate at which interest is payable thereon to a level below the rate at which the Participant is entitled to receive such interest (other than a waiver of default interest). Subject to Section 14.05(f), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01 or 5.03 (subject to the requirements and limitations therein, including the requirements under Section 5.03(f) (it being understood that the documentation required under Section 5.03(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 14.05(b); provided that such Participant (i) shall not be entitled to such benefits unless such Participant agrees, for the benefit of the Borrower, to comply with the documentation requirements of Section 5.03(e)(ii) as if it were a Lender and complies with such requirements, (ii) agrees to be subject to the provisions of Section 5.04 as if it were an assignee under Section 14.05(b) and (iii) shall not be entitled to receive any greater payment under Section 5.01 or 5.03, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 4.03(a) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(f) Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 5.01 or 5.03 than such Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.

(g) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under the Loan Documents to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

14.06 Survival. The obligations of the Borrower under Sections 5.01, 5.02, 5.03, 14.03, 14.05, 14.06, 14.09, 14.10, 14.11, 14.12, 14.13 and 14.14 and the obligations of the Subsidiary Guarantors under Section 13 (solely to the extent guaranteeing any of the obligations under the foregoing Sections) shall survive the repayment of the Obligations and the termination of the Commitments and, in the case of the Lenders’ assignment of any interest in the Commitments or the Loans hereunder, shall survive, in the case of any event or circumstance that occurred prior to the effective date of such assignment, the making of such assignment, notwithstanding that the Lenders may cease to be “Lenders” hereunder. In addition, each representation and warranty made, or deemed to be made by a Borrowing Notice, herein or pursuant hereto shall survive the making of such representation and warranty.

14.07 Captions. The table of contents and captions and Section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

14.08 Counterparts, Effectiveness. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. This Agreement shall become effective when counterparts hereof executed on behalf of the Obligors, the Administrative Agent and the Lender shall have been received by the Administrative Agent.

14.09 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

14.10 Jurisdiction, Service of Process and Venue.

(a) Submission to Jurisdiction. Each party hereby irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, against such other party in any way relating to this Agreement or any Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) [Reserved].

(c) Waiver of Venue, Etc. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which such party is or may be subject, by suit upon judgment.

14.11 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

14.12 Waiver of Immunity. To the extent that any Obligor may be or become entitled to claim for itself or its property or revenues any immunity on the ground of sovereignty or the like from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment or execution of a judgment, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), such Obligor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity with respect to its obligations under this Agreement and the other Loan Documents.

14.13 Entire Agreement. This Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including any confidentiality (or similar) agreements. EACH OBLIGOR ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IN DECIDING TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR IN TAKING OR NOT TAKING ANY ACTION HEREUNDER OR THEREUNDER, IT HAS NOT RELIED, AND WILL NOT RELY, ON ANY STATEMENT, REPRESENTATION, WARRANTY, COVENANT, AGREEMENT OR UNDERSTANDING, WHETHER WRITTEN OR ORAL, OF OR WITH ADMINISTRATIVE AGENT OR THE LENDERS OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

14.14 Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by any Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

14.15 No Fiduciary Relationship. The Borrower acknowledges that the Administrative Agent and the Lenders have no fiduciary relationship with, or fiduciary duty to, the Borrower arising out of or in connection with this Agreement or the other Loan Documents, and the relationship between the Lenders and the Borrower is solely that of creditor and debtor. This Agreement and the other Loan Documents do not create a joint venture among the parties.

14.16 Confidentiality. The Administrative Agent and each Lender agree to keep confidential, and not disclose to any Person all non-public information provided to them by or on behalf of any Obligor pursuant to this Agreement that is designated by such Obligor as confidential in accordance with its customary procedures for handling its own confidential information; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (i) to the Administrative Agent, any other Lender, any Affiliate of a Lender subject to an agreement to comply with the provisions of this section, or any Eligible Transferee or other assignee permitted under Section 14.05(b), (ii) subject to an agreement to comply with the provisions of this Section, to any actual or prospective direct or indirect counterparty to any Hedging Agreement (or any professional advisor to such counterparty), (iii) to its employees, officers, directors, agents, attorneys, accountants, trustees and other professional advisors or those of any of its affiliates (collectively, its “Related Parties”) (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (iv) upon the request or demand of any Governmental Authority or any Regulatory Authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Law, (vi) if requested or required to do so in connection with any litigation or similar proceeding, (vii) that has been publicly disclosed (other than as a result of a disclosure in violation of this Section 14.16), (viii) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, (ix) in connection with the exercise of any remedy hereunder or under any other Loan Document, (x) on a confidential basis to (A) any rating agency in connection with rating the Borrower or its Subsidiaries or the Loans or (B) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers of other market identifiers with respect to the Loans or (xi) to any other party hereto; provided that, in the case of disclosure pursuant to clause (iv), (v) and (vi) above, the Administrative Agent or applicable Lender, as applicable, shall promptly provide notice to the Borrower to the extent reasonable and not prohibited by Law or any applicable Governmental Authority.

14.17 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable Law (collectively, “charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Administrative Agent and the Lender holding such Loan in accordance with applicable Law, the rate of interest payable in respect of such Loan hereunder, together with all charges payable in respect thereof, shall be limited to the Maximum Rate. To the extent lawful, the interest and charges that would have been paid in respect of such Loan but were not paid as a result of the operation of this Section shall be cumulated and the interest and charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the amount collectible at the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate for each day to the date of repayment, shall have been received by such Lender. Any amount collected by such Lender that exceeds the maximum amount collectible at the Maximum Rate shall be applied to the reduction of the principal balance of such Loan so that at no time shall the interest and charges paid or payable in respect of such Loan exceed the maximum amount collectible at the Maximum Rate.

14.18 Judgment Currency.

(a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent permitted by Law, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the Administrative Agent could purchase Dollars with such other currency at the buying spot rate of exchange in the New York foreign exchange market on the Business Day immediately preceding that on which any such judgment, or any relevant part thereof, is given.

(b) The obligations of the Obligors in respect of any sum due to the Administrative Agent hereunder and under the other Loan Documents shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in such other currency the Administrative Agent may, in accordance with normal banking procedures, purchase Dollars with such other currency. If the amount of Dollars so purchased is less than the sum originally due to the Administrative Agent in Dollars, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent against such loss. If the amount of Dollars so purchased exceeds the sum originally due to the Administrative Agent in Dollars, the Administrative Agent shall remit such excess to the Borrower.

14.19 USA PATRIOT Act. The Administrative Agent and the Lenders hereby notify the Obligors that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), they are required to obtain, verify and record information that identifies the Obligors, which information includes the name and address of each Obligor and other information that will allow such Person to identify such Obligor in accordance with the Patriot Act.

14.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

[Signature Pages Follow]

Schedule 3

Second Amendment Warrants

Lender	Second Amendment Effective Date Warrants	Subsequent Tranche B Funding Warrants
Oaktree-TCDRS Strategic Credit, LLC	14,641	24,402
Oaktree-Forrest Multi-Strategy, LLC	11,836	19,727
Oaktree-TBMR Strategic Credit Fund C, LLC	7,120	11,867
Oaktree-TBMR Strategic Credit Fund F, LLC	11,155	18,591
Oaktree-TBMR Strategic Credit Fund G, LLC	18,208	30,347
Oaktree-TSE 16 Strategic Credit, LLC	18,328	30,547
INPRS Strategic Credit Holdings, LLC	5,424	9,039
Oaktree Gilead Investment Fund AIF (Delaware), L.P.	91,735	152,892
Oaktree Specialty Lending Corporation	350,241	583,736
Oaktree Strategic Credit Fund	127,376	212,294
Oaktree GCP Fund Delaware Holdings, L.P.	8,149	13,581
Oaktree Diversified Income Fund Inc.	26,745	44,574
Oaktree AZ Strategic Lending Fund, L.P.	174,239	290,398
Oaktree Loan Acquisition Fund, L.P.	135,861	-
Oaktree LSL Fund Holdings EURRC S.à r.l.	118,878	424,565
Oaktree LSL Fund Delaware Holdings EURRC, L.P.	101,901	169,835
Oaktree PRE Life Sciences Fund, L.P.	114,044	190,074
Specified Tranche B Lenders:
KKR HEALTH CARE STRATEGIC GROWTH FUND L.P.	417,182	695,301
KKR HCS GROWTH FUND ESC L.P.	20,477	34,129
KKR HCS GROWTH FUND SBS L.P.	7,635	12,726
Total Warrant Shares:	1,781,175	2,968,625

4871-8492-5047 v.3

Schedule 4.01

Illustrative Waterfall

2

Schedule 10.02

Covenant Net Revenue and Covenant Units Sold

Period Ending	Covenant Net Revenue	Covenant Units Sold
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

3

EXHIBIT M

MILESTONES

Milestone	Milestone Deadline	Aggregate Tranche B Availability
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

EXHIBIT M-1

EXHIBIT N

Employees Eligible for Payments under the Retention Plan

Name	Title	Amount
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Total:		[***]

4882-1382-3098 v.7

EXHIBIT O

Form of Second Amendment Warrant

Form of WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF IMPEL PHARMACEUTICALS INC. A DELAWARE CORPORATION (THE “COMPANY”), REASONABLY REQUESTS, AN OPINION REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

Warrant Certificate No. W-[●]

Original Issue Date: [●], 2023

FOR VALUE RECEIVED, Impel Pharmaceuticals Inc., a Delaware corporation (the “Company”), hereby certifies that [purchaser name], a [purchaser jurisdiction] [purchaser entity type] (together with any assignee(s) or transferee(s), “Holder”), is entitled to purchase from the Company [●], duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, at a purchase price per share of $0.01 (the “Exercise Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant. Certain capitalized terms used herein are defined in Section 1.

Section 15.Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund, private investment fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Person; provided that neither the Holder nor any of its Affiliates shall be considered Affiliates of the Company for purposes of this definition.

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3, multiplied by (b) the Exercise Price.

2

4882-1382-3098 v.7

“Applicable Law” means all applicable provisions of (a) constitutions, treaties, statutes, laws (including the common law), rules, regulations, decrees, ordinances, codes, proclamations, declarations or orders of any Governmental Authority; (b) any consents or approvals of any Governmental Authority; and (c) any orders, decisions, advisory or interpretative opinions, injunctions, judgments, awards, decrees of, or agreements with, any Governmental Authority.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or day on which banks in New York City, New York are authorized or required by Applicable Law to close.

“Change of Control” means (a) any direct or indirect acquisition (whether by a purchase, sale, transfer, exchange, issuance, merger, consolidation or other business combination) of shares of capital stock or other securities, in a single transaction or series of related transactions, as a result of which a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Company, any of its wholly-owned subsidiaries or the Holder or any of its Affiliates, has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of equity securities of the Company which constitute more than fifty percent (50%) of the total direct or indirect voting power of the equity securities of the Company; provided, that no Change of Control shall be deemed to have occurred pursuant to this clause (a) due to the acquisition of shares of Common Stock by the Holder or its Affiliates upon the exercise of any warrants of the Company; provided, further, that no person or group shall be deemed to be the beneficial owner of any securities tendered pursuant to a tender or exchange offer made by or on behalf of such “person” or “group” until such tendered securities are accepted for purchase or exchange under such offer; (b) the direct or indirect sale, lease, exchange, transfer or other disposition, in a single transaction or series of related transactions, of assets or businesses that constitute or represent all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole, to a Person other than the Company, any of its wholly-owned subsidiaries, or the Holder or any of its Affiliates; or (c) the liquidation or dissolution of the Company.

“Common Stock” means the common stock, par value $0.001 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Company” has the meaning set forth in the preamble.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

“Credit Agreement” means the Credit Agreement and Guaranty, dated as of March 17, 2022 (including the exhibits and other attachments thereto), as amended by that certain First Amendment, dated as of August 21, 2023, and as further amended by that certain Second Amendment, dated as September 5, 2023, by and among the Company, the Subsidiary Guarantors party thereto, the Lenders party thereto and Oaktree Fund Administration, LLC, as Administrative Agent.

3

4882-1382-3098 v.7

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exercise Agreement” has the meaning set forth in Section 3(a)(i).

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m. Eastern Time, on a Business Day, including, without limitation, the receipt by the Company of the Exercise Agreement, the Warrant and the Aggregate Exercise Price.

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble.

“Fair Market Value” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all Trading Markets on which the Common Stock may at the time be listed or quoted; (b) if there have been no sales of the Common Stock on any such Trading Market on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such Trading Markets at the end of such day; (c) if on any such day the Common Stock is not listed or quoted on a Trading Market, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Common Stock is listed on a Trading Market, the term “Business Day” as used in this sentence means Business Days on which Trading Market is open for trading. If at any time the Common Stock is not listed on any Trading Market or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined in good faith by the Board.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

“Holder” has the meaning set forth in the preamble.

“Material Adverse Effect” means a material adverse effect on (a) the ability of the Company to fulfill its obligations to be performed under this Warrant or (b) the business, operations or financial condition of the Company and its subsidiaries taken as a whole.

“Nasdaq” means The Nasdaq Stock Market LLC.

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4882-1382-3098 v.7

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Original Issue Date” means [●], 2023.

“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.

“Purchase Rights” has the meaning set forth in Section 5.

“Restated Certificate” means the Restated Certificate of Incorporation of the Company, as the same may be amended and in effect from time to time.

“Second Amendment Warrants” has the meaning set forth in the Credit Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Agreements” means the Credit Agreement and the Second Amendment Warrants.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

Section 16.Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to the earlier to occur of: (a) 5:00 p.m., Eastern Time, on the seventh (7th) year anniversary of the date hereof or, if such day is not a Business Day, on the next preceding Business Day and (b) the consummation of a Change of Control (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein). Upon the consummation of a Change of Control, pursuant to Section 3(i) this Warrant shall automatically terminate and be of no further force or effect, without any action of any party hereto or any other Person.

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Section 17.Exercise of Warrant.

17.01 Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

(a) surrender of this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with an Exercise Agreement in the form attached hereto as Exhibit A (each, an “Exercise Agreement”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and

(b) payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b).

17.02 Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Holder as expressed in the Exercise Agreement, by any of the following methods:

(a) by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price;

(b) by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price;

(c) by surrendering to the Company (x) Warrant Shares previously acquired by the Holder with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price and/or (y) other securities of the Company having a value as of the Exercise Date equal to such Aggregate Exercise Price (which value in the case of debt securities shall be the principal amount thereof plus accrued and unpaid interest, in the case of preferred stock shall be the liquidation value thereof plus accrued and unpaid dividends and in the case of shares of Common Stock shall be the Fair Market Value thereof); or

(d) any combination of the foregoing.

In the event of any withholding of Warrant Shares or surrender of other securities pursuant to clause (ii), (iii) or (iv) above where the number of shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount equal to the product of (x) such incremental fraction of a share being so withheld or surrendered multiplied by (y) in the case of Common Stock, the Fair Market Value per Warrant Share as of the Exercise Date, and, in all other cases, the value thereof as of the Exercise Date determined in accordance with clause (iii)(y) above.

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17.03 Issuance of Warrant Shares. Upon receipt by the Company of the Exercise Agreement, surrender of this Warrant (in accordance with Section 3(a)) and payment of the Aggregate Exercise Price (in accordance with Section 3(b)), the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, (i) either execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, or (ii) instruct its transfer agent to register in book entry form the Warrant Shares issuable upon such exercise and, in the case of either (i) or (ii), deliver (or cause to be delivered) to the Holder cash in lieu of any fraction of a Warrant Share, as provided in Section 3(d). Any such certificate or certificates or book entry shares so delivered or issued shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Agreement and shall be registered in the name of the Holder or, subject to compliance with Section 8 below, such other Person’s name as shall be designated in the Exercise Agreement. This Warrant shall be deemed to have been exercised and such certificate or certificates or book entry shares, if any, of Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

17.04 Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.

17.05 Delivery of New Warrant. In the event that this Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise during the Exercise Period, the Company shall, at the time of delivery of the certificate or certificates or registration of the book entry shares representing the Warrant Shares being issued in accordance with Section 3(c), deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

17.06 Representations, Warranties and Covenants of the Company. The Company hereby represents, covenants and agrees, as applicable:

(a) As of the Original Issue Date, the Company (A) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (B) has the corporate power and authority to execute, deliver and perform this Warrant and to own, lease and operate its properties and assets and to carry on its business and operations as presently conducted, (C) has duly authorized this Warrant by all necessary corporate action and (D) is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations as presently conducted, except, in the case of clause (D), in jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

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(b) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued. This Warrant constitutes, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(c) All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and nonassessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens and charges (except as referred to in Section 3(f)(viii)).

(d) As of the Original Issue Date, the execution, delivery and performance by the Company of the Warrant does not and will not (A) violate any material provision of Applicable Law or the Restated Certificate or bylaws of the Company, (B) conflict with, result in a breach of, or constitute (with the giving of any notice, the passage of time, or both) a default under any material agreement of the Company or (C) result in or require the creation or imposition of any lien upon any assets of the Company.

(e) As of the Original Issue Date, the execution, delivery and performance by the Company of the Warrant does not and will not (A) require any consent or approval of any holder of any equity interest of the Company or any consent or approval of any Person under any material agreement of the Company or (B) require any registration with, consent or approval of, notice to or other action with or by any Governmental Authority, except in each such case for those consents, approval, registrations, notices or other actions that have been obtained, made, given or taken and evidence of which has been provided to the Holder.

(f) As of or prior to the Original Issue Date, the Company has submitted a “Notification Form: Listing of Additional Shares” pursuant to Nasdaq Listing Rule 5250(e)(2) with respect to the Warrant Shares and has received no objection thereto from Nasdaq.

(g) The Company shall take such reasonable actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of any Applicable Law or governmental regulation, subject to the accuracy of the representations of the Holder set forth in Section 11(b).

(h) The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the

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Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

17.07 Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a Change of Control, such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

17.08 Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

17.09 Exercise Upon Change of Control. In the event of a Change of Control at any time during the Exercise Period, unless the Holder exercises this Warrant prior to the effectiveness of such Change of Control, this Warrant shall automatically expire and terminate upon the effectiveness of such Change of Control. The Company shall provide the Holder with written notice of the contemplated Change of Control pursuant to Section 4(f) below.

17.10 Limitations on the Number of Shares Issuable. Notwithstanding anything contained herein to the contrary, as long as the Common Stock is listed or quoted for trading on a Trading Market, the following limitations shall apply:

(a) At all times, unless and until the Company obtains Stockholder Approval (as defined below), this Warrant is exercisable only to the extent all Second Amendment Warrants outstanding immediately prior to such exercise are simultaneously exercised in accordance with their terms.

(b) The Company shall not issue to the Holder any Warrant Shares, to the extent such shares after giving effect to such issuance after exercise and when added to the number of shares of Common Stock issuable upon exercise of the other outstanding Second Amendment Warrants, such Holder (together with such Holder’s Affiliates), would (a) beneficially own in excess of 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to such issuances (the “Maximum Aggregate Ownership Amount”) or (b) control in excess of 19.99% of the total voting power of the Company’s securities outstanding immediately after giving effect to such issuances that

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are entitled to vote on a matter being voted on by holders of the Common Stock (the “Maximum Aggregate Voting Amount”); in case each case, unless and until the Company obtains stockholder approval permitting such issuances in accordance with applicable Nasdaq rules (“Stockholder Approval”). For purposes of this Section 3(j), beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(c) For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (a) the Company's most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, filed with the Securities and Exchange Commission, (b) a more recent public announcement by the Company or (c) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within five (5) Business Days confirm to such Holder the number of shares of its Common Stock then outstanding.

(d) If on any attempted exercise of this Warrant, the issuance of Warrant Shares would exceed the Maximum Aggregate Ownership Amount or the Maximum Aggregate Voting Amount and the Company shall not have previously obtained Stockholder Approval at the time of exercise, then the Company shall issue to the Holder requesting exercise such number of Warrant Shares as may be issued below the Maximum Aggregate Ownership Amount and Maximum Aggregate Voting Amount and, with respect to the remainder of the aggregate number of Warrant Shares, this Warrant shall not be convertible until and unless Stockholder Approval has been obtained. Upon the request of the Holder, the Company will use its best efforts to obtain Stockholder Approval.

Section 18.Adjustment to Number of Warrant Shares.

The number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 4 (in each case, after taking into consideration any prior adjustments pursuant to this Section 4).

18.01 Adjustment to Number of Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock, Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such dividend, distribution or subdivision shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased. Any adjustment under this Section 4(a) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

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18.02 Adjustment to Number of Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event, at any time or from time to time after the Original Issue Date, of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person that does not constitute a Change of Control or (iv) other similar transaction (other than any such transaction covered by Section 4(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, subject to the final sentence of this Section 4(b) each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant, but which shall thereafter be subject to such limitations or restrictions); and, in such case, appropriate adjustment (in form and substance reasonably satisfactory to the Holder and the Company or successor) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Section 4 shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 4(b) shall similarly apply to any such successive reorganizations, reclassifications, consolidations, mergers or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and reasonably satisfactory to the Holder and the Company or such successor, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 4(b), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 3 instead of giving effect to the provisions contained in this Section 4(b) with respect to this Warrant.

18.03 Certain Events. If any event of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) occurs, at any time or from time to time after the Original Issue Date, then the Board shall make an appropriate adjustment in the number of Warrant Shares issuable

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upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 4; provided, that no such adjustment pursuant to this Section 4(c) shall decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 4.

18.04 Other Dividends and Distributions. Subject to the provisions of Section 4(a), if the Company shall, at any time or from time to time after the Original Issue Date, pay, make or declare, or fix a record date for the determination of holders of Common Stock entitled to receive, any dividend or other distribution payable in securities of the Company or another issuer, cash, evidences of indebtedness of the Company or another issuer or other assets (excluding dividends or distributions payable in shares of Common Stock, Options or Convertible Securities for which adjustment is made under Section 4(a) or 4(b)), then, and in each such event, provision shall be made so that the Holder shall receive, simultaneously with the distribution to the holders of Common Stock, the kind and amount of securities, cash, evidences of indebtedness or other assets that the Holder would have been entitled to receive had this Warrant been exercised in full into Warrant Shares on the date of such event, giving application to all adjustments called for during such period under this Section 4 with respect to the rights of the Holder.

18.05 Certificate as to Adjustment.

(a) As promptly as reasonably practicable following any adjustment of the number of Warrant Shares pursuant to the provisions of this Section 4, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(b) As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.

18.06 Notices. In the event, at any time or from time to time after the Original Issue Date:

(a) that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security;

(b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company’s assets to another Person or other Change of Control;

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(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(d) any other event that may cause an adjustment pursuant to Section 4.

then, and in each such case, the Company shall send or cause to be sent to the Holder at least five (5) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale or other Change of Control, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or other Change of Control, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.

Section 19.Purchase Rights. In addition to any adjustments pursuant to Section 4 above, if at any time or from time to time after the Original Issue Date, the Company grants, issues or sells any shares of Common Stock, Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of Common Stock (the “Purchase Rights”), then unless an adjustment is made to this Warrant pursuant to the terms of Section 4, the Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder would have acquired if the Holder had held the number of Warrant Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

Section 20.Registration Rights. The Holder will have customary registration rights (including shelf, demand and piggyback registration rights) with respect to the Warrant Shares and, at the request of the Holder, the Company shall promptly, but in any event no later than 30 days following such Holder’s request, enter into a customary registration rights agreement with the Holder.

Section 21.Transfer of Warrant. Subject to the transfer conditions referred to in the legend endorsed hereon and in Section 11, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any transfer taxes described in Section 3(f)(viii) in connection with the making of such transfer; and the Holder may not transfer or assign this Warrant or any Warrant Shares unless such transfer or assignment is made in accordance with this

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Warrant and applicable securities law; and any attempted transfer or assignment in violation hereof or thereof shall be null and void ab initio. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

Section 22.Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein, this Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company with respect to the Warrant Shares prior to the exercise of the Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding the foregoing provisions of this Section 8, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to stockholders.

Section 23.Replacement on Loss; Division and Combination.

23.01 Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

23.02 Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

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Section 24.No Impairment. The Company shall not, by amendment of the Restated Certificate or bylaws of the Company, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

Section 25.Compliance with the Securities Act.

25.01 Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 11 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or other applicable securities laws. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with legends in substantially the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (A) (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, (B) IF IMPEL PHARMACEUTICALS INC., A DELAWARE CORPORATION (THE “COMPANY”), REASONABLY REQUESTS, AN OPINION REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”

provided, that, notwithstanding any other provision hereof, the conditions of clause (B) above shall not apply to any transfer of this Warrant from Holder to any Affiliate, managed fund or account of Oaktree Capital Management, L.P.

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25.02 Representations and Warranties of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents and warrants, as of the date of issuance hereof to the Company by acceptance of this Warrant as follows:

(a) The Holder is acquiring this Warrant, and upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, the public sale or any distribution thereof in violation of the Securities Act, except pursuant to sales registered or exempted under the Securities Act.

(b) The Holder is an institutional “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

(c) The Holder understands that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

Section 26.Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

Section 27.Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13).

If to the Company:	Impel Pharmaceuticals Inc. 201 Elliott Avenue West, Suite 260 Seattle, WA 98119 Email: aadams@impelpharma.com Attention: Adrian Adams, CEO
with a copy to:	Fenwick & West LLP Email: acsmith@fenwick.com Attention: Alan Smith

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If to the Holder:	[●] Facsimile: [●] E-mail: [●] Attention: [●]
with a copy to:	[●] Facsimile: [●] E-mail: [●] Attention: [●]

Section 28.Cumulative Remedies. Except to the extent expressly provided in Section 9 to the contrary, the rights and remedies under this Warrant are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

Section 29.Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to seek equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).

Section 30.Tax Treatment. No later than sixty (60) days after the Original Issue Date, the Holder shall provide the Company with a valuation of the Warrant for tax purposes (the “Proposed Valuation”). If the Company disagrees with the Proposed Valuation, it shall propose reasonable comments to the Proposed Valuation within fifteen (15) days of receiving the Proposed Valuation, and the Holder shall consider such comments good faith. Within ninety (90) days after the Original Issue Date, the Holder shall provide the Company with a final valuation of the Warrant for tax purposes (the “Final Valuation”), and such Final Valuation shall be binding on the Holders and the Company for all U.S. tax purposes. The parties acknowledge that the Warrant is properly treated as equity of the Company for U.S. federal and applicable state income tax purposes.

Section 31.Entire Agreement. The Transaction Agreements (including the exhibits thereto), constitute the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

Section 32.Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors

17

4882-1382-3098 v.7

and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder. This Warrant and the Warrant Shares issuable upon the exercise hereof may not be assigned, except as provided in Section 8.

Section 33.No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

Section 34.Headings. The headings in this Warrant are inserted for convenience or reference only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Warrant or any provision of this Warrant.

Section 35.Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified, waived or supplemented by an agreement in writing signed by the Holder. No waiver by any party hereto shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 36.Severability. If any term or provision of this Warrant is held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Warrant so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 37.Governing Law. All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

Section 38.Submission to Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Warrant or the transactions contemplated hereby, whether in contract, tort or otherwise, shall be brought in the United States District Court for the District of Delaware or in the Court of Chancery of the State of Delaware (or, if such courts lack subject-matter jurisdiction, in the Superior Court of the State of Delaware), so long as

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one of such courts shall have subject-matter jurisdiction over such suit, action or proceeding, and that any case of action arising out of this Warrant shall be deemed to have arisen from a transaction of business in the State of Delaware. Each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Each party hereto agrees that service of process, summons, notice or other document by certified or registered mail to the address set forth in Section 13 shall be effective service of process for any suit, action or other proceeding brought in any such court.

Section 39.Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS WARRANT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 40.Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

Section 41.No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

IMPEL PHARMACEUTICALS INC.
By: ____________________________ Name: Adrian Adams Title: Chief Executive Officer

Accepted and agreed,

[HOLDER]

By:

Its:

By:

Its:

By: _________________________

Name:

Title:

By: _________________________

Name:

Title:

Exhibit A

FORM OF EXERCISE AGREEMENT

Impel Pharmaceuticals Inc.
Attention: [President]

The undersigned registered owner of this Warrant hereby irrevocably elects to exercise the right to purchase represented by the attached Warrant (the “Warrant”) for, and to purchase thereunder, shares of Common Stock, par value $0.001 per share (the “Common Stock”), of Impel Pharmaceuticals Inc., a Delaware corporation (the “Company”), as provided for therein, and tenders herewith payment of the exercise price in full in accordance with the terms of the Warrant.

Please issue a certificate or certificates for, or instruct the Company’s transfer agent to register in book entry form, such shares of Common Stock in the following name or names and denominations:

Registered Holder Name	No. of Shares of Common Stock

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only and not for resale or with a view to distribution of such shares or any part thereof and makes each of the other representations contained in Section 11(b) of the Warrant.

If said number of shares of Common Stock shall not be all the shares of Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares of Common Stock less any fraction of a share of Common Stock paid in cash.

[HOLDER]

Date: By:

Name:

Title:

Address:

4882-1382-3098 v.7

Exhibit B

FORM OF ASSIGNMENT

ASSIGNMENT FORM
(To be executed by the registered holder hereof)

FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers unto _______________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _______________, attorney, to transfer the said Warrant on the books of Impel Pharmaceuticals Inc., a Delaware corporation.

[HOLDER]

Date: By:

Name:

Title:

Address:

FOR USE BY THE ISSUER ONLY:

This Warrant No. W‑___ cancelled (or transferred or exchanged) this ___ day of __________, 20___, shares of Common Stock issued therefor in the name of ___________________, Warrant No. W‑____ issued for _____ shares of Common Stock in the name of_______________________.

4882-1382-3098 v.7

PARTIAL ASSIGNMENT
(To be executed by the registered holder hereof)

FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto _________________ the right to purchase ________ shares of Common Stock issuable upon exercise of the attached Warrant, and does irrevocably constitute and appoint __________________, attorney, to transfer that part of the said Warrant on the books of Impel Pharmaceuticals Inc., a Delaware corporation.

[HOLDER]

Date: By:

Name:

Title:

Address:

FOR USE BY THE ISSUER ONLY:

This Warrant No. W‑___ cancelled (or transferred or exchanged) this ___ day of __________, 20___, shares of Common Stock issued therefor in the name of ___________________, Warrant No. W‑____ issued for _____ shares of Common Stock in the name of _______________________.

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EXHIBIT B

Schedule 1

Loans Schedule

Tranche A Term Loans

Lender	Commitment
Oaktree-TCDRS Strategic Credit, LLC	$1,112,497.62
Oaktree-Forrest Multi-Strategy, LLC	$899,336.58
Oaktree-TBMR Strategic Credit Fund C, LLC	$541,023.02
Oaktree-TBMR Strategic Credit Fund F, LLC	$847,568.90
Oaktree-TBMR Strategic Credit Fund G, LLC	$1,383,516.66
Oaktree-TSE 16 Strategic Credit, LLC	$1,392,652.13
INPRS Strategic Credit Holdings, LLC	$412,111.35
Oaktree Gilead Investment Fund AIF (Delaware), L.P.	$6,970,366.04
Oaktree Specialty Lending Corporation	$26,612,648.45
Oaktree Strategic Credit Fund	$5,043,053.13
OSCF Lending SPV, LLC	$4,635,473.18
Oaktree GCP Fund Delaware Holdings, L.P.	$619,182.07
Oaktree Diversified Income Fund Inc.	$2,032,135.26
Oaktree AZ Strategic Lending Fund, L.P.	$13,239,330.75
Oaktree LSL Fund Holdings EURRC S.à r.l.	$19,356,037.57
Oaktree LSL Fund Delaware Holdings EURRC, L.P.	$7,742,821.05
Oaktree PRE Life Sciences Fund, L.P.	$8,665,503.84
Total Commitment	$101,505,257.60

Tranche B Term Loans

Lender	Commitment
Oaktree-TCDRS Strategic Credit, LLC	$164,619.45
Oaktree-Forrest Multi-Strategy, LLC	$133,077.40
Oaktree-TBMR Strategic Credit Fund C, LLC	$80,056.72
Oaktree-TBMR Strategic Credit Fund F, LLC	$125,417.19
Oaktree-TBMR Strategic Credit Fund G, LLC	$204,722.91
Oaktree-TSE 16 Strategic Credit, LLC	$206,074.71
INPRS Strategic Credit Holdings, LLC	$60,981.29
Oaktree Gilead Investment Fund AIF (Delaware), L.P.	$1,031,424.98
Oaktree Specialty Lending Corporation	$3,937,949.63
Oaktree Strategic Credit Fund	$1,432,159.19

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Oaktree GCP Fund Delaware Holdings, L.P.	$91,622.14
Oaktree Diversified Income Fund Inc.	$300,700.86
Oaktree AZ Strategic Lending Fund, L.P.	$1,959,061.59
Oaktree Loan Acquisition Fund, L.P.	$575,888.18
Oaktree LSL Fund Holdings EURRC S.à r.l.	$2,288,280.00
Oaktree LSL Fund Delaware Holdings EURRC, L.P.	$1,145,727.35
Oaktree PRE Life Sciences Fund, L.P.	$1,282,259.36
Tranche B Specified Lenders:
KKR HEALTH CARE STRATEGIC GROWTH FUND L.P.	$4,684,337.30
KKR HCS GROWTH FUND ESC L.P.	$229,930.55
KKR HCS GROWTH FUND SBS L.P.	$85,732.15
Total Commitment	$20,020,022.95

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